Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

MULTI-TARGET AGREEMENT

This Multi-Target Agreement (this “Agreement”) is made effective as of the date of the last signature below (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Millennium Pharmaceuticals, Inc., a Delaware corporation (“Millennium”) and a wholly owned subsidiary of Takeda Pharmaceutical Company Limited, with its principal place of business at 40 Landsdowne Street, Cambridge, Massachusetts 02139.  ImmunoGen and Millennium are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Millennium is the owner of or otherwise controls certain rights in Technology relating to certain Antibodies directed to specified Targets and the conjugation of Antibodies with payloads; and

WHEREAS, ImmunoGen is the owner of or otherwise controls certain rights in Technology relating to or otherwise useful in the conjugation of Cytotoxic Compounds to Antibodies; and

WHEREAS, pursuant to the terms and conditions set forth herein, Millennium desires to have access to ImmunoGen’s Technology (and associated Patent Rights) for research, discovery and development of ADCs to specified Targets, and ImmunoGen desires to give Millennium such access.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.1                               “ADC” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of an Antibody with a Cytotoxic Compound.

1.2                               “ADC Platform Improvements” means any enhancement, improvement or modification [***] or [***]or otherwise [***] or [***] (each an “Improvement”) to the Licensed Intellectual Property that is (a) an Improvement to the [***] of or [***] of [***], (b) an Improvement to [***] for [***] (including, for example, [***] or [***] that create improvements in the [***] of such [***], (c) an Improvement to the [***] of or [***] for [***], (d) an Improvement to any of the [***] for [***] or [***] any [***] or [***], or (e) an Improvement to the [***] of any [***].

1.3                               “Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject following or during exposure to a pharmaceutical product or investigational drug, whether or not considered causally related to such product or drug, the exacerbation of any pre-existing condition(s) occurring during the use of such product or drug, or any other adverse experience or adverse drug experience described in the FDA’s Investigational New Drug safety reporting and regulatory approval post-marketing reporting regulations, 21 C.F.R. §§ 312.32 and 314.80, respectively, and any applicable corresponding regulations outside the United States.  For purposes of this Agreement, (a) “undesirable medical condition” shall include symptoms (e.g., nausea, chest pain), signs (e.g., tachycardia, enlarged liver) or the abnormal results of an investigation (e.g., laboratory findings, electrocardiogram), including unfavorable side effects, toxicity, injury, overdose or sensitivity reactions and (b) the failure of a product to exhibit its expected pharmacologic/biologic effect in a clinical study is not considered an Adverse Event.

1.4                               “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more Affiliates, controls or is controlled by or is under common control with such Person.  For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in the case of any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

equivalent governing body or management of another Person.  A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.5                               “Ancillary Agreements” means each License Agreement and any additional agreement that may be entered into from time to time by and between the Parties relating to the subject matter hereof, including any services agreement, supply agreement, manufacturing agreement or safety data exchange agreement.

1.6                               “Antibody” means (a) a polypeptide that Targets one (1) or more antigen(s), which polypeptide comprises: (i) one or more immunoglobulin variable domains; or (ii) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including but not limited to antigen binding portions including Fab, Fab’, F(ab’)2, fragment of a variable domain (Fv), diabody and CDR fragments, single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, bispecific antibodies, multi-specific antibodies, diabodies and other polypeptides, any of which contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide; and (iii) in each case (i) and (ii) above, humanized or fully human versions thereof or (b) any other [***] or [***] (including [***] and [***] or [***]) that [***].

1.7                               “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time and applicable to a particular activity hereunder.

1.8                               “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in Boston, Massachusetts or Osaka, Japan are required to be closed or are actually closed with legal authorization.

1.9                               “Calendar Quarter” means, with respect to the first such Calendar Quarter during the Term, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three (3) consecutive months during the Term ending on March 31, June 30, September 30 and

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

December 31; except that the last Calendar Quarter during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.10                        “Calendar Year” means, with respect to the first such Calendar Year during the Term, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months during the Term commencing on January 1 and ending on December 31; except that the last Calendar Year during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.11                        “Change of Control” means any of the following events: (a) any Third Party becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen then outstanding, as a result of a single transaction or a series of related transactions; (b) ImmunoGen consolidates with or merges into a Third Party, or any such Third Party consolidates with or merges into ImmunoGen, in either event pursuant to a transaction in which more than fifty percent (50%) of the Total Voting Power of all Voting Securities of the surviving entity then outstanding is not held by the parties holding at least fifty percent (50%) of the Total Voting Power of all Voting Securities of ImmunoGen outstanding immediately prior to such consolidation or merger; or (c) ImmunoGen conveys, transfers or leases all or substantially all of its assets to a Third Party.

1.12                        “Confidential Information” means (a) with respect to ImmunoGen, (i) all tangible embodiments of the Licensed Technology that are disclosed by or on behalf of ImmunoGen or its Affiliates to Millennium or its Affiliates (other than Product Technology and [***] ADC Platform Improvements, in each case regardless of ownership, and Joint ADC Platform Improvements) and (ii) the identification by ImmunoGen of any Proposed Target as an Excluded Target; (b) with respect to Millennium, (i) the identification by Millennium of any Proposed Targets, the identity of Program Targets, any Holding Option Exercise Notice, any written notice by which Millennium exercises any Reserve Option and the grant by ImmunoGen of any Holding Option or Reserve Option hereunder and (ii) any Product Technology and any [***] ADC Platform Improvements, in each case regardless of ownership; and (c) with respect to each Party, any Joint ADC Platform Improvements (other than Joint [***] ADC Platform

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

Improvements) and, except as provided above, all information and Technology which is disclosed by or on behalf of such Party (in such capacity, the “Disclosing Party”) or its Affiliates to the other Party (in such capacity, the “Receiving Party”) or its Affiliates hereunder or to any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors (collectively, “Representatives”), except (A) with respect to clauses (a), (b)(i) and (c) above, to the extent that the Receiving Party can demonstrate by contemporaneous written record or other suitable physical evidence that such tangible embodiment or information, (1) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party or its Affiliates to the Receiving Party or its Affiliates; (2) is obtained by the Receiving Party or its Affiliates from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (3) is independently developed by or for the Receiving Party or its Affiliates without benefit of, reference to or reliance upon any Confidential Information of the Disclosing Party, and (B) with respect to clauses (a), (b) and (c) above, to the extent the Receiving Party can demonstrate by contemporaneous written record or other suitable physical evidence that such tangible embodiment or information as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the Receiving Party or its Affiliates or their respective Representatives.

1.13                        “Confidentiality Agreement” means that certain Confidential Disclosure Agreement effective February 26, 2014 by and between ImmunoGen and Millennium, as amended.

1.14                        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.15                        “Cytotoxic Compound” means MAY Compounds and IGN Compounds.

1.16                        [***] means [***] published from time to time by the [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.17                        “Excluded Target” means any Target as to which, as of the date of the applicable Holding Option Request, (a) ImmunoGen or any Affiliate of ImmunoGen is [***], (b) ImmunoGen has [***], or is [***], an [***] or [***] to a [***] under any [***] or [***] by [***] that are necessary or useful for the development, manufacture, use or sale of any compound or product that is [***] to [***], and the [***] of such [***] or [***] from [***] the [***] to [***] and [***] as contemplated by an [***], were it to be [***] (a [***]), (c) ImmunoGen has [***] with a [***] that is in effect as of [***], that [***] ImmunoGen from [***] on the terms and conditions of this Agreement, or (d) [***] has retained any [***] under the terms of the [***].  For purposes of clarity, an Excluded Target as defined in clause (b) above shall include [***], even if the scope of such [***] is [***].  A Target shall be deemed an Excluded Target [***]. For clarity, as of the Effective Date, neither of the [***] Targets (as defined in the [***] Agreement) is an Excluded Target.

1.18                        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.19                        “FDCA” means the United States Food, Drug, and Cosmetic Act, as amended (21 U.S.C. § 301 et seq.), and the rules and regulations promulgated thereunder.

1.20                        “Field” means all uses, including pharmaceutical, therapeutic, prophylactic and diagnostic uses for humans and animals.

1.21                        “FTE” means a full time equivalent person year (consisting of a total of 1,800 hours per year) of scientific or technical work on or directly related to the provision of the ImmunoGen Activities.

1.22                        “FTE Cost” means, for any period during the Term, the FTE Rate multiplied by the number of FTEs expended over such period.

1.23                        “FTE Rate” means, for the [***]; provided that such rate shall be [***], with each [***], with the [***], to correspond with the [***] in the [***] over the [***]; provided, however, that in no event shall the FTE Rate for any [***] be [***].  For the avoidance of doubt, such rate includes (a) all salaries, wages, bonuses, benefits, management fees, profit sharing, stock option grants and FICA costs and other similar costs, meals and entertainment, training, recruiting, relocation, travel expenses, operating supplies and equipment and other disposable

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

goods to the extent required for the performance of the applicable services and (b) overhead costs associated with such FTE and the performance of its activities hereunder.  The reported actual time spent shall be substantiated by a time tracking system consistently applied.

1.24                        [***] shall mean [***], or such [***] as may be agreed by the Parties in writing from time to time.

1.25                        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.26                        “Holding Option Grant Date” means, with respect to a Proposed Target that is not an Excluded Target, the date of disclosure to ImmunoGen of the identity of the Proposed Target specified in a [***] Response.

1.27                        “Holding Option Target” means any Proposed Target that becomes the subject of a Holding Option granted by ImmunoGen pursuant to Section 3.1(a) hereof.  A Target ceases to be a Holding Option Target once (a) it has been designated as a Reserve Option Target in accordance with Section 3.1(b) hereof, or (b) the applicable Holding Option Period has expired without the Holding Option Target having been designated as a Reserve Option Target.

1.28                        “IGN Compound” means any and all [***], whether produced from a botanical source, natural fermentation, chemical synthesis or otherwise, including, without limitation, all analogs, variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.29                        “ImmunoGen Activities” means those activities associated with the conduct of the Research Program as described in the Research Plan that are undertaken by or on behalf of ImmunoGen or its Affiliates.

1.30                        “ImmunoGen ADC Platform Improvements” means any ADC Platform Improvement (other than Joint ADC Platform Improvements), including ImmunoGen [***] ADC Platform Improvements, the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates or [***].

1.31                        “ImmunoGen In-License” means any agreement between ImmunoGen or any of its Affiliates, on the one hand, and a Third Party, on the other hand, pursuant to which

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen or such Affiliate has obtained any rights or interest in or to any Patent Rights or Technology included within the Licensed Intellectual Property.

1.32                        “ImmunoGen Internal Program” means a bona fide internal research, development or commercialization program undertaken by ImmunoGen with respect to a Target, with respect to which, as of the date of [***] from the [***] of a [***] for such Target (the “Receipt Date”), an Antibody Targeting such Target, whether or not conjugated to a cytotoxic or cytostatic agent (which may or may not be a Cytotoxic Compound) has been generated by or on behalf of ImmunoGen (an “ImmunoGen Internal Product Candidate”), and ImmunoGen owns or has otherwise acquired rights to use such ImmunoGen Internal Product Candidate in the research or development of [***] or [***] for use in the Field and further provided that (a) as of the Receipt Date, ImmunoGen or an Affiliate of ImmunoGen had commenced process development activities in connection with a [***] of such ImmunoGen Internal Product Candidate or (b) as of the Receipt Date, ImmunoGen is conducting research and preclinical studies [***] or [***] in any [***] of such ImmunoGen Internal Program Candidate in a sustained manner consistent with ImmunoGen’s other internal programs at similar stages of research and development.  Notwithstanding the foregoing, if ImmunoGen or an Affiliate of ImmunoGen entered into a Third Party license pursuant to which ImmunoGen or such Affiliate has in-licensed Patent Rights from a Third Party covering the [***] or [***] of an [***], then ImmunoGen shall be deemed to be pursuing an ImmunoGen Internal Program with respect to the Target to which such Antibody is Targeted for the [***]-month period immediately following the effective date of such Third Party license, without any additional activities required on the part of ImmunoGen.

1.33                        “ImmunoGen [***] ADC Platform Improvements” means any [***] ADC Platform Improvement (other than Joint [***] ADC Platform Improvements) the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates or [***].

1.34                        “ImmunoGen Product Technology” means any Product Technology (other than Joint Product Technology) the inventors of which (alone or with others) include one or more

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates or [***].

1.35                        “ImmunoGen Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term solely to the extent they constitute or claim the [***] or [***] of an Antibody (in [***] or [***]) that was generated or in-licensed by ImmunoGen other than under this Agreement or any Ancillary Agreement, whether or not patentable (an “ImmunoGen Proprietary Antibody”), but only to the extent such Technology (and associated Patent Rights) [***] the ImmunoGen Proprietary Antibody and [***] such Technology (and associated Patent Rights) covers [***] (in [***] or [***]).  For purposes of clarity, “ImmunoGen Proprietary Antibody Rights” does not include any [***] that relates to [***] or any [***] made under or in connection with [***] or any Patent Rights claiming such [***] or [***].

1.36                        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of an ADC in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of an ADC in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.37                        “Independent Patent Counsel” means an outside patent counsel reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***]-year period preceding the dispute, performing legal services of any nature for either of the Parties or their respective Affiliates and which did not, at any time, employ either of the Parties’ chief patent counsels (or equivalent thereof).  Any outside counsel agreed to by the Parties to be an Independent Patent Counsel shall be deemed independent regardless of whether it satisfies this definition. Each Party shall be entitled to rely on such Independent Patent Counsel’s representation as to whether it satisfies the above requirements, and neither Party shall be in breach of this Agreement if, notwithstanding such representation, an Independent Patent Counsel selected by the Parties does not satisfy the above requirements.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.38                        “Joint ADC Platform Improvements” means ADC Platform Improvements, including Joint [***]ADC Platform Improvements, the inventors of which include both (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.39                        “Joint [***] ADC Platform Improvements” means [***] ADC Platform Improvements the inventors of which include both (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.40                        “Joint Product Technology” means any Product Technology the inventors of which include both (a) one or more employees of, or other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or other persons obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.41                        “License Agreement” means a written license agreement executed by the Parties pursuant to Section 3.2(a) hereof in the form set forth in Schedule A attached hereto.

1.42                        “Licensed Intellectual Property” means, collectively, the Licensed Patent Rights and the Licensed Technology.

1.43                        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen or any of its Affiliates as of the Effective Date or become owned or Controlled by ImmunoGen or any of its Affiliates during the Term (including ImmunoGen’s interest in any Patent Rights claiming Joint Product Technology and Joint ADC Platform Improvements) that are necessary or useful for Millennium to conduct the Millennium Activities; provided, however, that Licensed Patent Rights shall expressly exclude any [***] solely to the extent that [***].

1.44                        “Licensed Product” has the meaning ascribed to such term in the License Agreement were such agreement to be effective with respect to any particular Licensed Target.

1.45                        “[***] ADC Platform Improvements” means any ADC Platform Improvements that are incorporated into any [***] (or any constituent or precursor thereof) or otherwise used in connection therewith, or are used in any method of making, releasing or characterizing any such

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

[***] (or any [***] or [***] thereof), in connection with the Research Program, unless [***] can [***] to [***] at or prior to the time the [***] that such ADC Platform Improvement would have [***] to [***].  Anything contained in this Agreement to the contrary notwithstanding, [***] ADC Platform Improvement included within the Licensed Intellectual Property shall be deemed to be an [***], but not a [***] ADC Platform Improvement, if it is incorporated into an [***] that does not, by the end of [***], become a [***], and such ADC Platform Improvement would not otherwise qualify as a [***] ADC Platform Improvement under any of the [***].

1.46                        “Licensed Target” means a Target that has become the subject of an Exclusive License.

1.47                        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen or any of its Affiliates as of the Effective Date or becomes owned or Controlled by ImmunoGen or any of its Affiliates during the Term (including ImmunoGen’s interest in any Joint Product Technology and Joint ADC Platform Improvements) that is necessary or useful for Millennium to conduct the Millennium Activities; provided, however, that Licensed Technology shall expressly exclude any ImmunoGen Proprietary Antibody Rights.

1.48                        “Linker” means any compound or composition owned or Controlled by ImmunoGen or any of its Affiliates that is useful for linking a cytotoxic or cytostatic moiety, including, without limitation, a Cytotoxic Compound, and a cell-binding moiety, including, without limitation, an Antibody, together to form a conjugate of the cytotoxic or cytostatic moiety with the cell-binding moiety.

1.49                        “Major Countries” means any of [***] and [***].

1.50                        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen or any of its Affiliates.

1.51                        “Millennium Activities” means those activities associated with the conduct of the Research Program as described in the Research Plan that are undertaken by Millennium or its Affiliates or by Permitted Third Party Service Providers.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.52                        “Millennium ADC Platform Improvement” means any ADC Platform Improvement (other than Joint ADC Platform Improvements), including Millennium [***] ADC Platform Improvements, the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, Millennium or any of its Affiliates, or, to the extent Millennium has obtained rights therefrom pursuant to Section 2.2 hereof, any Permitted Third Party Service Providers.

1.53                        “Millennium Antibody” means any Antibody owned or controlled by Millennium or its Affiliates.

1.54                        “Millennium [***] ADC Platform Improvements” means any [***] ADC Platform Improvement other than ImmunoGen [***]ADC Platform Improvements and Joint [***] ADC Platform Improvements.

1.55                        “Millennium Product Technology” means any Product Technology other than ImmunoGen Product Technology and Joint Product Technology.

1.56                        [***] means any [***] or [***], other than an [***] or a [***], that may be [***] to an [***] to [***] an [***] and that is (a) owned by [***] and first conceived and reduced to practice by [***] prior the [***] or [***] of [***] or (b) acquired or in-licensed from [***] by [***] and [***] by [***] prior to the [***] or [***] of [***].

1.57                        “Patent Rights” means the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates, applications for inventor’s certificates, statutory invention registrations, applications for statutory invention registrations, utility models and any foreign counterparts thereof) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, extensions or restorations by existing or future extension or restoration mechanisms, including patent term extension, supplementary protection certificates or the equivalent, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.58                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust,

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.59                        “Product Technology” means any Technology (other than ADC Platform Improvements) conceived or first reduced to practice or otherwise made or generated in connection with the Research Program.

1.60                        “Program Targets” means, collectively, Holding Option Targets, Reserve Option Targets and Licensed Targets.

1.61                        “Proposed Target” has the meaning in Section 3.1(a) hereof.

1.62                        “Proprietary Materials” means any tangible chemical, biological or other research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  Any mutant, derivative, progeny or improvement made to or from a Party’s Proprietary Materials shall be considered to be that Party’s Proprietary Materials.  Without limiting the generality of the foregoing, any [***] furnished by ImmunoGen to Millennium or any of its Affiliates (or any Permitted Third Party Service Providers on behalf of Millennium), including, without limitation, any samples, cultures or cell banks derived directly or indirectly from any mutant, derivative, progeny or improvement thereof (collectively, the [***]), shall be deemed to be ImmunoGen’s Proprietary Materials and included within the Licensed Technology.  Without prejudice to any of ImmunoGen’s intellectual property rights in and to MAY Compounds, any tangible MAY Compounds manufactured by or for Millennium or any of its Affiliates or Permitted Third Party Service Providers using the [***] as a precursor in connection with the Research Program shall not be deemed to be ImmunoGen’s Proprietary Materials for purposes of this Agreement.

1.63                        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of an ADC.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.64                        “Research Plan” means the written plan describing the research activities to be carried out by each Party during each Calendar Year during the Term in conducting the Research Program pursuant to this Agreement, as such written plan may be amended, modified or updated.  Such Research Plan, and any modification, amendment or update thereto, shall set forth, inter alia, (a) the specific objectives, projected achievement milestones, resource allocation requirements and activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; and (d) the estimated FTE Cost for the ImmunoGen Activities to be performed over such period.

1.65                        “Research Program” means, subject to the limitations set forth in Sections 2.1 and 2.2 hereof, any and all research and preclinical studies in vitro and in vivo in any non-human species of any ADC Targeting Holding Option Targets or Reserve Option Targets and the manufacture of ADC solely for use in such research and preclinical studies.  The purpose of the Research Program will be to identify, develop and evaluate ADCs for possible development and commercialization under an Exclusive License.  Notwithstanding the foregoing, the Research Program shall not include GLP toxicology studies, which require an Exclusive License as to the particular ADC.

1.66                        “Reserve Option” means an exclusive option granted by ImmunoGen to obtain an Exclusive License in the Territory under the Licensed Intellectual Property as defined in the License Agreement with respect to the applicable Reserve Option Target in accordance with Section 3.2 hereof.

1.67                        “Reserve Option Target” means a Target that becomes the subject of a Reserve Option in accordance with Section 3.1(b) hereof.  A Target ceases to be a Reserve Option Target once (a) it has become the subject of an Exclusive License in accordance with Section 3.2(a) hereof, or (b) the applicable Reserve Option has been terminated in accordance with Section 3.2(c) hereof.

1.68                        “Restricted Period” means the period commencing on the Effective Date and ending on the [***] anniversary of the Effective Date.

1.69                        “Sanofi Collaboration Agreement” means that certain Collaboration and License Agreement dated as of July 30, 2003 by and between ImmunoGen and sanofi-aventis

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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U.S. LLC (“Sanofi”), as successor-in-interest to Aventis Pharmaceuticals, Inc., as the same may have been amended prior to the Effective Date.

1.70                        “[***] Agreement” means that certain [***] Agreement dated as of July 18, 2014 by and between ImmunoGen and Millennium, as the same may be amended from time to time.

1.71                        “Target” means, when used as a noun, an antigen described by [***].

1.72                        “Target,” “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, that the molecule’s primary intended mechanism of action functions such that it specifically binds to the Target (or a portion thereof).

1.73                        “Technical Transfer Materials” means ImmunoGen information (including, without limitation, technical transfer reports) and materials as provided by ImmunoGen to its licensees of Technology and Patent Rights for the purpose of [***],[***] and [***] with respect to ADCs, Cytotoxic Compounds and Linkers, as applicable, including: (a) [***] and general properties; (b) an example of an ADC [***], including [***] and [***]; (c) an [***] for [***] and [***] and [***] of [***]; (d) information [***] and [***] (e) an [***] of [***]; (f) technical reports based on [***] for ADCs against Program Targets developed by ImmunoGen in connection with the ImmunoGen Activities; (g) a list of [***] and [***] and [***] for [***] ADCs; and (h) any and all relevant [***] and [***] and [***], including, without limitation, [***] and [***] and [***] relating to the ADCs generated pursuant to the [***].

1.74                        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.75                        “Territory” means all countries and jurisdictions of the world.

1.76                        “Third Party” means any Person other than ImmunoGen, Millennium and their respective Affiliates.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

1.77                        “Third Party Expert Services Agreement” means that certain Services Agreement effective as of May 28, 2014 by and among ImmunoGen, Millennium and [***], as the same may be amended from time to time.

1.78                        “Total Voting Power” means at any time the total combined voting power in the general election of directors of ImmunoGen of all the Voting Securities then outstanding.

1.79                        “Voting Securities” means, at any time, shares of any class of capital stock of ImmunoGen which are then entitled to vote generally in the election of directors of ImmunoGen.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section
Agreement	Recitals
Alliance Managers	4.1(a)
[***]	[***]
Covered Results	6.3
Disclosing Party	1.12
Disclosure Letter	9.1
Dispute	11.12
Effective Date	Recitals
Exclusive License	3.2(a)
Exclusive License Effective Date	3.2(a)
Expired Holding Option	3.1(d)
[***] Response	3.1(a)
Holding Option	3.1(a)
Holding Option Exercise Notice	3.1(b)
Holding Option Period	3.1(b)
Holding Option Request	3.1(a)
Holding Option Response	3.1(a)
ImmunoGen	Recitals

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen Indemnitees	10.1(a)
ImmunoGen Internal Product Candidate	1.31
[***]	[***]
ImmunoGen Proprietary Antibody	1.34
[***]	[***]
Improvement	1.2
Indemnified Party	10.2
Indemnifying Party	10.2
Initial Term	8.1(a)
JRC	4.2(a)
Knowledge	9.1
Losses	10.1(a)
Material Breach	8.2(b)
Millennium	Recitals
Millennium Indemnitees	10.1(b)
Millennium [***] Patents	7.7
Panel	11.12(b)(ii)
Party/Parties	Recitals
Patent Committee	7.1(d)
Patent-Related Filings	7.2(c)
Permitted Third Party Service Providers	2.2
Proposed Sublicensee	2.3
Receipt Date	1.31
Receiving Party	1.12
Representatives	1.12
Research Extension Term	8.1(c)
Research Program Expansion Fee	5.3(a)
Research Program Expansion Term	8.1(b)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

Research Term Extension Fee	5.3(b)
Reserve Option Grant Date	3.1(b)
Reserve Option Period	3.2(a)
Restricted Data	7.2(g)
Restricted Party	11.15
Rolling Forecast	4.3(b)
Sanofi	1.68
[***]	[***]
Term	8.1(d)
Terminated Reserve Option	3.2(c)
Third Party Claims	10.1(a)
[***]	[***]
[***]	[***]
Upfront Fee	5.1

2.                                      GRANT OF RIGHTS

2.1                               Research License.  Subject to the terms and conditions of this Agreement, during the Term, ImmunoGen and its Affiliates hereby grant to Millennium and its Affiliates a fully paid-up, non-transferable (except as expressly permitted in this Agreement), royalty-free, worldwide, exclusive (but only as to Program Targets so long as they remain Program Targets) license, without the right to grant sublicenses (except to Permitted Third Party Service Providers), under the Licensed Intellectual Property for the sole purpose of conducting the Millennium Activities.  Anything contained in this Agreement to the contrary notwithstanding, Millennium shall not, directly or through a Permitted Third Party Service Provider, [***] relating to or for use in connection with [***] of an [***] for which Millennium [***] in accordance with [***].

2.2                               Permitted Third Party Service Providers.  Millennium and its Affiliates shall have the right, without ImmunoGen’s permission or consent but subject to the conditions set forth herein, to engage one or more Third Parties (“Permitted Third Party Service Providers”)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

as subcontractors to perform designated functions in connection with the Millennium Activities (including transferring or disclosing Licensed Technology and ImmunoGen’s Proprietary Materials as may be necessary or useful for such Permitted Third Party Service Provider to perform such designated functions); provided that (a) Millennium shall [***] and (b) Millennium shall [***] cause each such Permitted Third Party Service Provider [***].  The obligations of Millennium and its Affiliates set forth in clause (b) above shall not apply to [***] conceived or first reduced to practice by a Permitted Third Party Service Provider that incorporate or constitute enhancements, improvements or modifications to [***].

2.3                               Millennium ADC Platform Improvement License to ImmunoGen.  Millennium, on behalf of itself and its Affiliates, hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license, [***], under Millennium’s rights in and to any Patent Rights solely to the extent that they claim any Millennium ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements): (a) to manufacture ADCs and Cytotoxic Compounds solely in connection with the conduct of the ImmunoGen Activities; (b) to research, develop, make, have made, use, sell, offer for sale, import or otherwise commercialize any [***] (excluding any [***] that Targets (i) either a Holding Option Target or a Reserve Option Target while the applicable Holding Option or Reserve Option is outstanding or (ii) a Licensed Target (A) while the exclusive license granted under the applicable License Agreement remains in effect [***] and (B) [***]; and (c) to otherwise exploit such Patent Rights for any and all uses [***].  ImmunoGen’s ability to grant sublicenses under the preceding sentence shall be effective in any given case only if ImmunoGen’s sublicensee (a “Proposed Sublicensee”) [***], provided, however, that for purposes of this sentence the term [***] shall mean [***].

2.4                               [***].  If ImmunoGen determines, in its sole discretion, to [***], then ImmunoGen shall [***].

2.5                               License to Millennium [***] Patents.  In consideration of the assignment of the Millennium [***] Patents by Millennium and its Affiliates to ImmunoGen pursuant to Section 7.7 hereof, ImmunoGen and its Affiliates hereby grant to Millennium and its Affiliates a perpetual, irrevocable, freely transferable, fully paid-up, royalty-free, worldwide, non-exclusive

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

license, with the right to grant sublicenses through multiple tiers of sublicensees, under the Millennium [***] Patents for any and all purposes.

2.6                               No Implied Licenses.  Except as expressly set forth herein, neither Party grants to the other Party or its Affiliates any rights or licenses to any intellectual or other proprietary property owned or Controlled by that Party or its Affiliates.

3.                                      HOLDING OPTIONS; RESERVE OPTIONS; EXCLUSIVE LICENSES

3.1                               Holding Options.

(a)                                  Holding Option Request and Grant.  As of the Effective Date, without any further action by either Party or [***], Millennium shall be deemed to have submitted [***] Holding Option Requests identifying the [***] Targets (as defined in the [***] Agreement) as Proposed Targets, such [***] Targets shall not be deemed to be Excluded Targets and shall be designated as Holding Option Targets subject to Holding Options, and the Holding Option Grant Date with respect to such Holding Option shall be the Effective Date.  Subject to the limitations set forth in Section 3.1(d) hereof, Millennium may from time to time during the Term provide confidential written notice to [***] proposing a Target (the “Proposed Target”) to be designated as a Holding Option Target, which Target shall be identified by its common designation(s) and unique UniProtKB/Swiss Prot accession number.  Concurrent with such notice, Millennium shall provide written notice to ImmunoGen that it has proposed a Target to be designated as a Holding Option Target, without identifying the Proposed Target to ImmunoGen.  Within [***] Business Days following any such notice by Millennium to ImmunoGen, ImmunoGen shall provide [***].  Following [***] from ImmunoGen, [***] in writing (the “[***] Response”) whether the Proposed Target is an Excluded Target.  If the Proposed Target is an Excluded Target, [***] shall not [***] in the [***] Response or otherwise disclose to [***], and Millennium shall not have exhausted any of its rights to designate Holding Option Targets hereunder.  If the Proposed Target is not an Excluded Target, [***] shall [***] in the [***] Response to [***] (the “Holding Option Request”).  Within [***] Business Days of ImmunoGen’s receipt of the [***] Response, ImmunoGen shall deliver to Millennium a written response (the “Holding Option Response”) indicating whether or not the Proposed Target [***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

an Excluded Target [***].  If the Proposed Target [***] an Excluded Target [***], the Proposed Target shall not become a Holding Option Target and Millennium shall not have exhausted any of its rights to designate Holding Option Targets hereunder.  If ImmunoGen timely provides a Holding Option Response to Millennium indicating that the Proposed Target specified in the Holding Option Request is not an Excluded Target or if ImmunoGen fails to timely provide a Holding Option Response as required by this Section 3.1(a), then, subject to Section 3.4(a) hereof: (i) ImmunoGen shall and does hereby automatically grant to Millennium an exclusive option (each such option a “Holding Option”) to obtain a Reserve Option, with respect to the Holding Option Target specified in the Holding Option Request; (ii) the Proposed Target shall be deemed to be a Holding Option Target for purposes of this Agreement; and (iii) for the duration of the Holding Option Period, ImmunoGen shall not [***].  Notwithstanding anything to the contrary contained herein, the Parties may mutually agree in writing to [***] set forth in this Section 3.1(a) with an [***].  If any Excluded Target with respect to which Millennium has delivered a Holding Option Request ceases to be an Excluded Target during the Term, then ImmunoGen will promptly notify Millennium thereof and subject to notice, availability and the limitations pursuant to this Section 3.1, Millennium shall have the right to submit a Holding Option Request with respect to such Target.  [***]

(b)                                 Exercise of Holding Options; Grant of Reserve Options.  Subject to the limitations set forth in Section 3.2(b) hereof, Millennium shall have the right to exercise a Holding Option at any time during the period commencing on the Holding Option Grant Date and continuing for a period of [***] months thereafter (the “Holding Option Period”); provided, however that no Holding Option Period shall extend beyond the expiration of the Term.  Millennium shall exercise a Holding Option by delivering a confidential written notice of exercise thereof (the “Holding Option Exercise Notice”), which notice shall specify the Holding Option Target.  Upon ImmunoGen’s receipt of a Holding Option Exercise Notice (the “Reserve Option Grant Date”), (i) a Reserve Option shall be deemed to have been automatically granted, (ii) the applicable Holding Option Target shall be deemed to be a Reserve Option Target for purposes of this Agreement and (iii) for the duration of the Reserve Option Period, ImmunoGen shall not [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(c)                                  Number of Holding Options.  Millennium may take up to a total of [***] Holding Options during the Term (inclusive of the [***] Holding Options with respect to the Standstill Targets); provided, however, upon timely exercise of Millennium’s option to expand the Research Program in accordance with Section 3.6 hereof, Millennium shall be entitled to take up to [***] additional Holding Options (for an aggregate total of no more than [***] Holding Options) during the Term.  If a Holding Option expires without being exercised for any reason, such Expired Holding Option shall nevertheless continue to count against the aggregate number of Holding Options available to Millennium under this Section 3.1.

(d)                                                         Expiration of Holding Options.  If Millennium fails to exercise any Holding Option prior to the expiration of the applicable Holding Option Period (each, an “Expired Holding Option”), then ImmunoGen shall have the right to [***] with respect to a [***]; provided, however, that Millennium may submit another Holding Option Request with respect to the Target covered by such Expired Holding Option subject to notice, availability and the limitations pursuant to this Section 3.1 hereof; provided, however, if Millennium submits such Holding Option Request with respect to a Holding Option Target prior to the expiration of the applicable Holding Option Period, then such Holding Option Target shall not become an Expired Holding Option and a new Holding Option Period will start for such Holding Option Target commencing at the end of the prior Holding Option Period.

3.2                               Reserve Options; Grant of Exclusive Licenses.

(a)                                 Exercise of Reserve Options.  Subject to the limitations set forth in Section 3.3 hereof, Millennium shall have the right to exercise a Reserve Option at any time during the period commencing on the Reserve Option Grant Date and continuing until [***], subject to earlier termination in accordance with Section 3.2(c) hereof (the “Reserve Option Period”).  Millennium shall exercise a Reserve Option by delivering confidential written notice of exercise thereof to ImmunoGen, which notice shall specify the Reserve Option Target.  Upon delivery of the written notice of exercise of a Reserve Option as provided in this Section 3.2(a), and subject to Section 3.4(b) hereof, (i) the Licensed Intellectual Property [***] shall be automatically exclusively (even as to ImmunoGen) licensed to Millennium with respect to such single Reserve Option Target specified in such notice to Millennium on the terms and subject to

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

the conditions set forth in the relevant License Agreement were such agreement to be effective with respect to such Reserve Option Target (each an “Exclusive License”), and (ii) such Exclusive License shall be effective as of the date of ImmunoGen’s receipt of Millennium’s notice of exercise of the Reserve Option with respect to the Reserve Option Target that is the subject of the Exclusive License (the “Exclusive License Effective Date”).  ImmunoGen shall deliver to Millennium, within [***] Business Days following the applicable Exclusive License Effective Date, a License Agreement executed on behalf of ImmunoGen in which ImmunoGen has (A) inserted the name and unique UniProtKB/Swiss Prot accession number of the applicable Licensed Target in Schedule A of the License Agreement; and (B) inserted the Exclusive License Effective Date into the License Agreement as the effective date of the Exclusive License. ImmunoGen shall not make any changes to the form of license agreement attached hereto as Schedule A except as provided in the preceding sentence or as otherwise agreed in writing by the Parties.  For the avoidance of doubt, in the event of any failure by ImmunoGen to deliver a copy of the License Agreement as described above, ImmunoGen shall be deemed to have granted to Millennium the rights with respect to the Exclusive License consistent with the License Agreement as of the Exclusive License Effective Date without any further action by ImmunoGen.  The Parties shall each use its best efforts to cause each License Agreement to be executed by such Party as promptly as practicable following the applicable Exclusive License Effective Date.

(b)                                 Number of Reserve Options.  Millennium shall have the right to [***] outstanding, unexercised Reserve Options [***] during the Term; provided, however, upon timely exercise of Millennium’s option to expand the Research Program in accordance with Section 3.6 hereof, Millennium shall be entitled to [***] additional outstanding, unexercised Reserve Option for a total of [***] during the Term; provided, further, that the aggregate number of unexercised Reserve Options that Millennium shall have the right to maintain at any given time shall [***] so that the [***].

(c)                                  Termination of Reserve Options.  Millennium may terminate any outstanding Reserve Option with respect to a particular Reserve Option Target at any time during the Reserve Option Period, effective immediately upon Millennium’s providing written notice of

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

termination to ImmunoGen, which notice shall identify the Reserve Option Target to be terminated (each, a “Terminated Reserve Option”), and thereafter Millennium shall have the right to exercise a Holding Option with respect to another Holding Option Target in lieu of such Terminated Reserve Option pursuant to Section 3.1(b) hereof.  Upon termination of a Reserve Option with respect to a particular Reserve Option Target as provided in this Section 3.2(c), the Parties shall have the same rights set forth in Section 3.1(d) hereof with respect to the Target subject to such Terminated Reserve Option as if the Terminated Reserve Option were an Expired Holding Option.

3.3                               Number of Exclusive Licenses.  Anything contained in this Agreement to the contrary notwithstanding, Millennium may take Exclusive Licenses to up to a total of [***] Reserve Option Targets during the Term; provided, however, that upon timely exercise of Millennium’s option to expand the Research Term in accordance with Section 3.6 hereof, Millennium shall be entitled to take an Exclusive License to [***] additional Reserve Option Target (for an aggregate total of no more than [***] Reserve Option Targets) during the Term.  Subject to Section 3.4 hereof, if an Exclusive License is terminated at any time for any reason, such terminated Exclusive License shall nevertheless continue to be counted against the aggregate number of Exclusive Licenses available to Millennium under this Section 3.3.

3.4                               Rescission of [***] Exercise of Reserve Option.

(a)                                  [***]

(b)                                 Rescission of Exercise of Reserve Option.  Anything contained in this Agreement to the contrary notwithstanding, if, in connection with Millennium’s exercise of any Reserve Option, ImmunoGen delivers a Disclosure Letter in connection with the execution and delivery of the applicable License Agreement within [***] Business Days after ImmunoGen’s receipt of the applicable Reserve Option exercise notice, then Millennium shall be entitled to rescind the exercise of such Reserve Option by delivering written notice of such rescission to ImmunoGen within [***] Business Days after Millennium’s receipt of the Disclosure Letter.  Any failure by ImmunoGen to deliver a Disclosure Letter to Millennium within the applicable [***]-Business Day period described above shall be deemed a waiver of ImmunoGen’s right to qualify its representations and warranties in the applicable License Agreement by any

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

information that ImmunoGen may have intended to include in such Disclosure Letter.  If ImmunoGen delivers a Disclosure Letter on a timely basis, then any failure by Millennium to deliver a rescission notice to ImmunoGen within the applicable [***]-Business Day period described above shall be deemed a waiver of Millennium’s right to rescind the exercise of such Reserve Option pursuant to this Section 3.4(b), and ImmunoGen’s representations and warranties in the applicable License Agreement shall be qualified by any information contained in such Disclosure Letter.  If a Reserve Option is rescinded pursuant to this Section 3.4(b), (i) the Exclusive License relating to such Reserve Option shall not be counted against the aggregate number of Exclusive Licenses available to Millennium under Section 3.3 hereof, (ii) the Reserve Option shall remain outstanding in accordance with its original terms and (iii) Millennium shall have the right to exercise any other Reserve Option for another Target as provided herein; provided, however, that anything in this Agreement to the contrary notwithstanding, if the Reserve Option Period would have expired at any time within the period beginning on the date that Millennium exercises the Reserve Option and ending on the [***] Business Day after Millennium’s delivery of the rescission notice to ImmunoGen, Millennium shall have the right to (A) exercise a Reserve Option for a different Reserve Option Target (excluding any Reserve Option Target that was the subject of a previous rescission) within [***] Business Days (or such longer period as may be mutually agreed to in writing by the Parties) after Millennium’s delivery of the rescission notice to ImmunoGen, and (B) to exercise any Holding Option pursuant to Section 3.1(b) hereof or terminate any Reserve Option and substitute another Holding Option Target pursuant to Section 3.2(c) hereof during such period.

3.5                               Excluded Target Verification.  Subject to the other terms of this Section 3.5, at the request of Millennium (which request may not be given more than [***] Business Days after a Proposed Target has been identified by [***] ImmunoGen in a Holding Option Response), at any time during normal business hours within [***] Business Days of ImmunoGen’s delivery to Millennium of written acknowledgement of ImmunoGen’s receipt of such request, ImmunoGen shall permit an independent law firm [***] to inspect (during regular business hours) the relevant records upon which ImmunoGen based its determination that such Proposed Target was an Excluded Target at the time of ImmunoGen’s receipt of [***] or a Holding Option Request that

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

is the subject of a Holding Option Response indicating that the Proposed Target is an Excluded Target.  Before permitting such law firm to have access to such records, ImmunoGen may require such law firm to enter into a confidentiality agreement (in form and substance reasonably acceptable to both Parties) as to any confidential information that is to be provided to such law firm while conducting the verification contemplated hereby.  The law firm shall be instructed to provide both Parties with a written report stating its conclusion as to whether ImmunoGen’s determination that a Proposed Target was an Excluded Target was correct within [***] days after the completion of its inspection.  Such law firm may not reveal to Millennium any other information learned in the course of such examination, including, without limitation, the basis for ImmunoGen’s determination.  Millennium agrees to treat all information disclosed to it in accordance with this Section 3.5 as ImmunoGen’s Confidential Information, except to the extent necessary for Millennium to enforce its rights under this Agreement.  If the law firm’s report concludes that ImmunoGen’s determination was correct, Millennium shall be responsible for paying all fees and expenses invoiced by the law firm.  If the law firm’s report concludes that ImmunoGen’s determination was incorrect, (a) Millennium shall automatically be deemed to have delivered another Holding Option Request for such Proposed Target as of the date of such determination and (b) ImmunoGen shall be responsible for paying all reasonable fees and expenses invoiced by the law firm.

3.6                               Expansion of the Research Program.  If this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Millennium in accordance with Section 8.2(b) hereof) on or before the [***] anniversary of the Effective Date, and Millennium has not theretofor exercised its option to extend the Research Term in accordance with Section 8.1(c) hereof, Millennium may expand the scope of the Research Program by providing written notice to ImmunoGen and paying the Research Program Expansion Fee in accordance with Section 5.3(a) hereof at any time on or prior to the [***] anniversary of the Effective Date.  Upon timely exercise of Millennium’s option to expand the Research Program in accordance with this Section 3.6, (a) the Term shall be extended as set forth in Section 8.1(b) hereof and (b) the number of Holding Options, Reserve Options and Exclusive

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

Licenses available to Millennium under this Agreement shall be increased as set forth in Sections 3.1(c), 3.2(b) and 3.3 hereof.

4.                                      RESEARCH PROGRAM

4.1                               Alliance Management.

(a)                                 Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint an individual who shall oversee contact between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JRC, but in all events the Alliance Managers shall have the right to attend all meetings of the JRC and may bring to the attention of the JRC any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party shall bear its own costs and expenses, including travel and lodging, in connection with the activities of its Alliance Manager hereunder.  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

(b)                                 Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)                                     identify and bring to the attention of their respective managements any disputes arising between the Parties related to this Agreement or the Parties’ respective activities hereunder in a timely manner, including, without limitation, any asserted occurrence of a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)                                  provide a single point of communication between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iii)                               plan and coordinate efforts and external communications by or between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(iv)                              take such steps as may be required to ensure that meetings of the JRC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)                                 undertake such other responsibilities as the Parties may mutually agree in writing.

4.2                               Joint Research Committee.

(a)                                 Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall form a joint research committee (the “JRC”) to serve as a forum for coordination and communication between the Parties with respect to the Research Program.  Within [***] days after the Effective Date, the Parties shall each nominate for membership on the JRC an equal number of representatives (which shall be no less than two (2) or more than five (5) each), each with the requisite expertise and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JRC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JRC may establish one or more sub-teams comprised of an equal number of representatives of both Parties to undertake specific responsibilities of the JRC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JRC.

(b)                                 Chair of Committee; Meetings.  The chair of the JRC shall be one of the Millennium representatives on the JRC, as designated by Millennium.  The JRC shall meet on a quarterly basis or other schedule agreed upon by the Parties, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting.  In such instance, the next JRC meeting shall also be scheduled as agreed upon by the Parties.  Millennium may request additional ad hoc meetings at a mutually agreeable times. The location of meetings of the JRC shall alternate between ImmunoGen’s offices and Millennium’s offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JRC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least two (2) JRC

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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meetings during any Calendar Year shall be conducted face-to-face, unless otherwise agreed to by the Parties.  In addition to its JRC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity; provided that any such other employees agree in writing to be bound by obligations of confidentiality at least as stringent as provided for under this Agreement.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JRC representatives or other attendees at JRC meetings, as a result of such meetings hereunder.  The chair of the JRC (or his or her designee) shall have the responsibility for preparing and circulating to the members of the JRC an agenda for each JRC meeting not later than three (3) days prior to such meeting and for transcribing and issuing to the members of the JRC minutes of each JRC meeting within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

(c)                                  Decision Making.  Each Party shall have one (1) vote on the JRC.  Both Parties must vote in the affirmative for the JRC to take any action that requires the vote of the JRC.  If the JRC is unable to reach unanimous agreement on any matter within thirty (30) days following the date such matter was first put to a vote, then the Parties shall make a good faith effort to resolve such Dispute in accordance with Section 11.12(a) hereof.  If the Parties are unable to resolve the Dispute in accordance with Section 11.12(a) hereof, then Millennium shall have the right to cast the deciding vote in good faith and after full consideration of [***]; provided, however, that without [***] prior written consent the JRC may not [***] or [***] or any [***] in any manner [***].

(d)                                 Responsibilities.  The JRC shall be responsible for the following:

(i)                                     overseeing the Research Program;

(ii)                                  providing a forum for consensual decision making with respect to the Research Program;

(iii)                               preparing, updating or approving, as applicable, the Research Plan for each Program Target by Calendar Quarter for each Calendar Year including annual budget broken down by Calendar Quarter;

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

(iv)                              monitoring the Parties’ compliance with their respective obligations under the Research Plan, including the accomplishment of key objectives, reviewing actual Calendar Quarter spending versus plan, or creating specific technical teams to monitor and report the same to the JRC;

(v)                                 reviewing and circulating to the Parties data, reports or other information submitted by either Party with respect to work conducted under the Research Program;

(vi)                              reviewing and approving any proposed amendments to the Research Plan proposed pursuant to Section 4.3 hereof and evaluating any substantive departures by either Party from the Research Plan;

(vii)                           [***];

(viii)                        [***]; and

(ix)                              making such other decisions as may be delegated to the JRC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.

(e)                                  Dissolution of JRC Upon Change of Control.  Millennium may reduce the number of meetings per Calendar Year of the JRC or permanently dissolve the JRC at any time on or after a Change of Control by delivering written notice to such effect to ImmunoGen.

4.3                               Research Program.

(a)                                 Objectives of the Research Program.  The objectives of the Research Program shall be the identification of ADCs Targeting one or more Holding Option Targets and Reserve Option Targets that (i) consist of one or more Antibodies conjugated to one or more Cytotoxic Compounds and (ii) are suitable for further development and commercialization as Licensed Products under an Exclusive License.  Anything contained in this Agreement to the contrary notwithstanding, Millennium shall not furnish or use any Antibodies for making any ADCs Targeting Program Targets under the Research Program that are [***].

(b)                                 Research Plan.  Contemporaneously with the execution and delivery of this Agreement, the Parties are entering into a separate letter agreement setting forth the initial Research Plan, which initial Research Plan describes the activities to be conducted by each Party

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

for each Target subject to a Holding Option or a Reserve Option.  Millennium may propose changes to the Research Plan, which shall be subject to review and approval by the JRC as provided in Section 4.2 (including the decision-making mechanisms set forth therein).  Without limiting the nature or frequency of any other amendments, modifications or updates of the Research Plan that may be approved by the JRC, the Research Plan shall be updated at least [***] prior to the end of each Calendar Quarter to describe the research activities to be carried out by each Party during the [***] Calendar Quarters during the Term in conducting the Research Program.  Anything contained in this Agreement to the contrary notwithstanding, the Research Plan, as the same may be amended, modified or updated, shall not require ImmunoGen to devote more than [***] FTEs (on an annualized basis) at any given time during the Term to the conduct of the ImmunoGen Activities, without ImmunoGen’s prior written consent, which consent [***].  Prior to the end of each Calendar Quarter during the Term, the JRC shall determine the number of FTEs to be devoted to the conduct of the ImmunoGen Activities in each of the next [***] following Calendar Quarters (each a “Rolling Forecast”).  ImmunoGen shall not be required to devote [***] additional FTE (on an annualized basis) during the [***] Calendar Quarter of each Rolling Forecast over the maximum number of FTEs set forth for the [***] Calendar Quarter of the immediately preceding Rolling Forecast (or, if less, the actual number of FTEs (on an annualized basis) devoted to the ImmunoGen Activities during the Calendar Quarter immediately preceding the Calendar Quarter in question) without ImmunoGen’s prior written consent, which consent [***].  Notwithstanding the foregoing, ImmunoGen shall not be required to devote [***] FTEs (on an annualized basis) during each of the [***] Calendar Quarters during the Term (appropriately pro-rated for the [***] Calendar Quarter during the Term), and (ii) [***] FTEs (on an annualized basis) during the [***] Calendar Quarter during the Term, in each case without ImmunoGen’s prior written consent, which consent [***].

(c)           Conduct of the Research Program.  In consultation with the JRC and in accordance with the objectives of the Research Program, each Party shall be primarily responsible for those tasks and obligations in connection with the Research Program that are

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

assigned to it pursuant to this Section 4.3 and the Research Plan.  Without limiting the foregoing, the Parties agree as follows:

(i)            Millennium Activities Under the Research Program.  Subject to ImmunoGen’s conduct of the ImmunoGen Activities, Millennium shall have the sole right and responsibility for all aspects related to the research and early stage development of ADCs Targeting Holding Option Targets and Reserve Option Targets under the Research Program, including, without limitation, (A) making all strategic and tactical decisions with respect thereto, (B) assessing alternative product designs, (C) the final selection of the Millennium Antibodies, Cytotoxic Compounds and Linkers to be used in such ADCs and the selection of ADCs to be further developed as Licensed Products under an Exclusive License and (D) the conduct of, at its sole cost and expense, all preclinical studies (including dose range finding and safety studies in animals, [***] with respect to the ADCs so selected.

(ii)           ImmunoGen Activities Under the Research Program.  Subject to payment by Millennium of the consideration set forth in Section 5.2 hereof, ImmunoGen will use commercially reasonable efforts to perform the ImmunoGen Activities as set forth in the Research Plan; provided, however, that the ImmunoGen Activities shall not include any of the following, which require an Exclusive License: [***].  If, at any time during the performance of the ImmunoGen Activities, ImmunoGen determines that the actual FTE Cost for all ImmunoGen Activities to be performed during a particular Calendar Quarter is expected to exceed the number set forth in the Research Plan for such Calendar Quarter by [***], ImmunoGen shall notify Millennium.  The Parties shall promptly thereafter discuss in good faith whether to incur such additional FTE Cost or whether to decrease the activities to be performed, such that such increased FTE Cost is not incurred.  The JRC shall be the forum for discussions about an extension of ImmunoGen Activities not covered by the budget as laid down in the Research Plan, provided that the JRC may not propose the use of [***] FTEs (on an annualized basis) during a Calendar Quarter as set forth in Section 4.3(b) hereof without the prior written consent of ImmunoGen, which consent [***].  Millennium shall supply ImmunoGen with quantities of Millennium Antibodies directed to the applicable Holding Option Target or Reserve Option Target, as the case may be, in sufficient quantity to enable

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen to produce such ADCs.  ImmunoGen shall [***] with respect to such Millennium Antibodies supplied by Millennium in the conduct of the ImmunoGen Activities [***].  [***].

(iii)          Supply of Materials.  Except as set forth below, Millennium shall be responsible, at its sole cost, for manufacturing or having manufactured through Affiliates and/or Permitted Third Party Service Providers, all materials (including, without limitation, all Antibodies, Cytotoxic Compounds and ADCs) to enable it to conduct the Research Program.  Unless otherwise agreed to by the Parties, ImmunoGen’s cost of making ADCs (excluding the cost of the Antibody of any such ADC) in batches consisting of not more than [***] in connection with the conduct of the ImmunoGen Activities is [***] being charged for such ImmunoGen Activities.  ImmunoGen will also provide the [***] to Millennium, at ImmunoGen’s established standard pricing as consistently applied by ImmunoGen on a non-discriminatory basis, for biological and analytical research directly related to the development of ADCs Targeting Holding Option Targets and Reserve Option Targets as reasonably determined to be necessary by Millennium to complete such biological research and analytical research.

(d)           Diligence.  Each Party shall use [***] (which, in the case of ImmunoGen, shall be [***], and, in the case of Millennium, shall be [***]) to perform its respective obligations under the Research Program in accordance with the Research Plan and shall commit such resources as are specified in the Research Plan as may be necessary to conduct its activities as set forth therein in a timely fashion.  Without limiting the foregoing, the Parties shall commit such scientific resources, including, but not limited to,  consultants, facilities, equipment and Proprietary Materials, as are [***] to achieve the objectives of the Research Program.

(e)           Compliance.  Each Party shall perform its obligations under the Research Plan in good scientific manner and in compliance in all material respects with all Applicable Laws.

(f)            Cooperation.  The Parties shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably required for the other Party to perform its obligations under the Research Program.  For purposes of clarity, once Millennium has taken an Exclusive License, all subsequent preclinical and clinical

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

development activities with respect to the applicable Licensed Products shall be conducted in accordance with the terms of such Exclusive License or any applicable Ancillary Agreement, and not pursuant to the Research Program.

4.4          Use of Proprietary Materials.  From time to time during the Term each Party may supply its Proprietary Materials to the other Party for use in the Research Program.  In connection therewith, each Party agrees that (a) it shall not use the other Party’s Proprietary Materials for any purpose other than exercising its rights and performing its obligations under the Research Program or, with respect to Millennium, exercising its rights or performing its obligations under any Exclusive License; (b) it shall not use the other Party’s Proprietary Materials in any human subject; (c) it shall use the other Party’s Proprietary Materials in compliance with Applicable Laws; (d) except for the rights expressly set forth herein, it shall not acquire any other right, title or interest in or to the other Party’s Proprietary Materials as a result of such supply by such other Party; and (e) upon expiration or earlier termination of this Agreement for any reason, such Party shall, if and as instructed by the other Party, either destroy or return the other Party’s Proprietary Materials that are not the subject of a continuing license hereunder or under an Exclusive License.  Each Party shall be entitled to transfer the other Party’s Proprietary Materials to any Affiliate, and in the case of Millennium, a Permitted Third Party Service Provider [***], under terms obligating such Affiliate or Permitted Third Party Service Provider [***] not to use or transfer such Proprietary Materials except in compliance with the preceding sentence.  Notwithstanding anything to the contrary in this Agreement, ImmunoGen shall, if and when requested by Millennium, return or destroy any Millennium Antibodies or any ADCs or other compositions containing Millennium Antibodies and certify the same to Millennium.

4.5          Other Services.  If, during the Term, Millennium requests that ImmunoGen conduct [***], then the Parties shall negotiate in good faith the terms of separate written agreements with respect to such activities; provided, however, that such agreements shall not require ImmunoGen to commence any such activities with respect to an ADC unless and until [***].  In the event Millennium elects to manufacture or have manufactured by a Permitted Third Party Service Provider ADCs, or Linkers or Cytotoxic Compounds therefor, then ImmunoGen

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

shall (i) provide the Technical Transfer Materials to Millennium or its designee for the purpose of enabling Millennium to exercise its rights under this Agreement, either itself or through a Permitted Third Party Service Provider [***].

4.6          [***]

5.             FINANCIAL TERMS

5.1          Upfront Fee.  In consideration of the rights granted to Millennium under this Agreement, Millennium hereby agrees to pay ImmunoGen an upfront fee (the “Upfront Fee”) in the amount of Twenty Million U.S. Dollars ($20,000,000) payable in accordance with Section 5.4 hereof [***], which Upfront Fee shall be non-refundable and non-creditable.  Notwithstanding the foregoing, if the [***] Agreement has not expired in accordance with its terms prior to the Effective Date, then Millennium shall be entitled to credit the aggregate amount of Extension Fees (as defined in the [***] Agreement) paid to ImmunoGen under the [***] Agreement against its payment of the Upfront Fee hereunder.

5.2          Research Program Funding.  Millennium shall pay ImmunoGen the FTE Cost for the conduct of ImmunoGen Activities on a quarterly basis in arrears.  Within [***] days following the last day of each Calendar Quarter during the Term, ImmunoGen shall provide a report and invoice setting forth the aggregate number of hours devoted by ImmunoGen employees in performing ImmunoGen Activities during such Calendar Quarter, [***] FTE [***] FTE [***] Calendar Quarter.  Within [***] days from the date of its receipt of each such invoice, Millennium will, subject to Section 4.3(c)(ii) hereof, pay to ImmunoGen the invoice amount due as reimbursement for the ImmunoGen Activities in accordance with Section 5.4 hereof.  If Millennium disputes any charge contained in an invoice, it will pay any undisputed amount in accordance with the preceding sentence, and the disputed amount will be addressed under the dispute resolution provisions of Section 11.12 hereof.

5.3          Expansion Fee; Extension Fee.

(a)           Research Program Expansion Fee.  In connection with Millennium’s right to expand the scope of the Research Program in accordance with Section 3.6 hereof, Millennium hereby agrees to pay ImmunoGen a Research Program expansion fee (the “Research Program

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

Expansion Fee”) in the amount of Eight Million U.S. Dollars ($8,000,000) within [***] days after providing the written notification set forth in Section 3.6 hereto and in accordance with Section 5.4 hereof; provided that in any event the Research Program Expansion Fee must be paid no later than the [***] anniversary of the Effective Date.  The Research Program Expansion Fee shall be non-refundable and non-creditable.

(b)           Research Term Extension Fee.  In connection with Millennium’s right to extend the Research Term in accordance with Section 8.1(c) hereof, Millennium hereby agrees to pay ImmunoGen a Research Term extension fee (the “Research Term Extension Fee”) in the amount of Four Million U.S. Dollars ($4,000,000) within [***] days after providing the written notification set forth in Section 8.1(c) hereof and in accordance with Section 5.4 hereof; provided that in any event the Research Term Extension Fee must be paid no later than the [***] anniversary of the Effective Date.  The Research Term Extension Fee shall be non-refundable and non-creditable.

5.4          Payment Terms.

(a)           No-Set-Off; Tax Withholding.  All payments made by Millennium to ImmunoGen hereunder shall be made without set-off (except as specifically provided in the last sentence of Section 5.1 hereof) or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Millennium shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Millennium to the proper authority shall be treated as having been paid by Millennium to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(b)           Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Millennium from time to time.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.5          Overdue Payments.  Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***] the London Interbank Offered Rate for deposits in United States dollars having a maturity of [***] published by the British Bankers’ Association, as adjusted from time to time on the first London business day of [***], or (b) the maximum interest rate permitted by Applicable Laws in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.  Such payments when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of a Party to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.6          Records Retention; Audit.

(a)           Records Retention.  ImmunoGen shall keep for at least [***] years from [***] complete and accurate records of the FTE Cost for ImmunoGen Activities performed hereunder and any other costs and expenses of ImmunoGen or any of its Affiliates that are to be borne or reimbursed by Millennium hereunder in sufficient detail to allow the accuracy of the amounts charged to Millennium to be confirmed.

(b)           Audit.  Subject to the other terms of this Section 5.6(b), at the request of Millennium, upon at least [***] Business Days’ prior written notice, but no more often than [***] per Calendar Year and not more frequently than [***] with respect to records covering any specific period of time, and at Millennium’s sole expense (except as otherwise provided herein), ImmunoGen shall permit an internationally recognized independent accounting firm [***] to inspect (during regular business hours) at such place or places where such records are customarily kept the relevant records required to be maintained by ImmunoGen under Section 5.6(a) hereof.  At Millennium’s request, the independent accounting firm shall be

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

entitled to audit the [***][***] years of ImmunoGen’s records solely for purposes of verifying ImmunoGen’s calculation of the FTE Cost for ImmunoGen Activities performed hereunder and any other costs and expenses of ImmunoGen or any of its Affiliates that are to be borne or reimbursed by Millennium hereunder, including FTE Cost for ImmunoGen Activities performed, during the period subject to review.  Before beginning the audit the independent accounting firm shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 hereof limiting the disclosure and use of such information by such independent accounting firm to authorized representatives of the Parties and the purposes germane to this Section 5.6(b).  The independent accounting firm shall provide its audit report and basis for any determination to ImmunoGen at the time such report is provided to Millennium.  ImmunoGen and Millennium shall each have the right to request a further determination by such independent accounting firm as to matters which such Party disputes within [***] days following receipt of such report.  The Party initiating a dispute will provide the other Party and the independent accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the independent accounting firm shall undertake to complete such further determination within [***] days after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties.  The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the independent accounting firm’s determination of any disputed matters, shall be binding on both Parties absent manifest error.  Millennium agrees to treat the results of any such independent accounting firm’s review of ImmunoGen’s records under this Section 5.6(b) as Confidential Information of ImmunoGen subject to the terms of Section 6 hereof.  If any such audit reveals an inaccuracy in the calculation of FTE Cost for the ImmunoGen Activities performed during the period covered by the review resulting in any overpayment by Millennium, ImmunoGen shall refund the amount of any such overpayment, and if such overpayment is by [***] of the amount due, ImmunoGen shall pay the reasonable costs and expenses of the audit.  If any audit reveals an inaccuracy in the calculation of FTE Cost for the ImmunoGen Activities performed during the period covered by

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

the review resulting in an underpayment by Millennium, ImmunoGen may invoice Millennium for such underpayment, and Millennium will pay such invoice within [***] days from the date of its receipt of such invoice, in accordance with Section 5.4 hereof.

6.             TREATMENT OF CONFIDENTIAL INFORMATION

6.1          Confidentiality.

(a)           Confidentiality Obligations.  ImmunoGen and Millennium each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Millennium each agrees that, subject to Section 6.1(b) hereof, during the Term and for an additional [***] years thereafter, (i) it will not disclose, and will cause its Affiliates (and, in the case of Millennium, its Permitted Third Party Service Providers and, in the case of ImmunoGen, the ImmunoGen Subcontractors) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Millennium, its Permitted Third Party Service Provider and, in the case of ImmunoGen, the ImmunoGen Subcontractors) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Millennium, its Permitted Third Party Service Providers [***]) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

(b)           Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to its Affiliates and their respective Representatives to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to Persons who are bound by written obligations at least as stringent as those described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

applications, or to file, prosecute or defend litigation related to patents or patent applications, subject to Sections 7.2(f) and 7.2(g) hereof and otherwise in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)           Employees, Consultants and Subcontractors.  ImmunoGen and Millennium each hereby represents and warrants that all of its and its Affiliates’ Representatives who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Millennium, its Permitted Third Party Service Providers [***]) to use, reasonable efforts to enforce such obligations.

(d)           [***]

6.2          Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s [***] advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party; provided that ImmunoGen shall not disclose the identity of any Program Targets or the Research Plan under this clause (b) [***]; and provided further that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the confidentiality of such information with terms at least

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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as protective as those contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement ImmunoGen may issue a press release with respect to this Agreement (the final form of which shall have been reviewed and approved by Millennium prior to the Effective Date, which approval shall not be unreasonably withheld, conditioned or delayed) and either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; and (B) each Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 6.3 hereof.  Either Party may make subsequent and repeated public disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3                               Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program to the extent such results refer to or derive from the Licensed Intellectual Property or any Millennium Antibody or Program Target or otherwise constitutes Confidential Information of the other Party (the “Covered Results”) without the prior review by and approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that it shall not be deemed unreasonable for Millennium to withhold its consent to any request by ImmunoGen to publish or present any Covered Results prior to the planned publication or dissemination of such Covered Results by Millennium.  Subject to the foregoing, each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the Covered Results at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***]-day period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days [***] from the date of such written request to seek appropriate patent protection for any unpatented Technology disclosed in such publication or presentation that it reasonably believes may be patentable.  The publishing Party shall take into account the comments or changes proposed by the other Party on any publication or presentation.  Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.  [***].

6.4                               Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement.  Any confidential information of a Party disclosed under any such agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property; Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)                                 ImmunoGen Solely Owned Intellectual Property.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties, ImmunoGen shall be the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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sole owner of the Licensed Intellectual Property (other than the Joint Product Technology and Joint ADC Platform Improvements included therein and any Patent Rights claiming such Joint Product Technology and Joint ADC Platform Improvements).

(b)                                 Millennium Solely Owned Intellectual Property.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties, Millennium shall be the sole owner of Millennium Product Technology and Millennium ADC Platform Improvements and any Patent Rights claiming such Millennium Product Technology and Millennium ADC Platform Improvements.

(c)                                  Jointly Owned Technology.

(i)                                     Ownership of Joint Product Technology and Joint ADC Platform Improvements.  All Joint Product Technology and Joint ADC Platform Improvements shall be jointly owned by ImmunoGen and Millennium.  The Parties shall also jointly own any Patent Rights claiming such Joint Product Technology and Joint ADC Platform Improvements, with each Party holding an undivided one-half interest therein.

(ii)                                  Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Product Technology or Joint ADC Platform Improvements within thirty (30) days after such Party receives such disclosure from its employees or others obligated to assign inventions to such Party or any Affiliate of such Party.

(d)                                 Patent Committee.  Prior to [***][***], the Parties shall establish a committee (the “Patent Committee”) comprised of at least one (1) representative of each Party who is registered to practice before the U.S. Patent and Trademark Office for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Patent Rights claiming ImmunoGen Product Technology, ImmunoGen [***] ADC Platform Improvements, Joint Product Technology or Joint ADC Platform Improvements.  As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed.  The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in this Section 7 and discuss Millennium’s relevant global patent strategy.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e)                                  Freedom to Operate.  Anything contained in this Agreement to the contrary notwithstanding, the Parties hereby agree that either Party and its Affiliates shall be free to use and disclose all Joint Product Technology and Joint ADC Platform Improvements for any and all uses other than the uses contemplated under this Agreement or any Exclusive License without obtaining the prior approval of the other Party and without any duty to account or otherwise make any payment of compensation to the other Party; provided, that (i) the Parties agree not to disclose any invention within the Joint Product Technology or Joint ADC Platform Improvements in a manner that would prejudice either Party’s ability to patent such invention and (ii) ImmunoGen’s use of Joint Product Technology and Joint ADC Platform Improvements shall be subject to the restrictions set forth in Sections 2.3, 3.1(a) and 3.1(b) hereof and Sections 2.2 and 2.3 of the License Agreement were such agreement to be effective with respect to any outstanding Exclusive License.  Any use by Millennium or any of its Affiliates or Sublicensees (as defined in the License Agreement) of Joint Product Technology or Joint ADC Platform Improvements as contemplated by this Agreement or in the manufacture, use, sale or importation of Licensed Products under any Exclusive License shall be governed by the terms of this Agreement and the applicable License Agreement (without regard to this Section 7.1(e) or Section 7.1(e) of such License Agreement).

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                 Millennium Product Technology; Millennium [***] ADC Platform Improvements.  Millennium, acting through patent counsel or agents of its choice, shall have the sole right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming Millennium Product Technology or Millennium [***] ADC Platform Improvements.

(b)                                 Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents selected by ImmunoGen (and, in the case of Joint ADC Platform Improvements (other than Joint [***] ADC Platform Improvements, which are addressed in Section 7.2(d) hereof) approved by Millennium, which approval shall not be unreasonably withheld, conditioned or delayed), shall have the first right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Licensed Patent

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Rights (other than Licensed Patent Rights claiming ImmunoGen [***], Joint Product Technology, ImmunoGen [***] ADC Platform Improvements, or Joint [***] ADC Platform Improvements, which are addressed in Sections 7.2(c) and (d) hereof).  With respect to any Licensed Patent Rights claiming Joint ADC Platform Improvements (other than Joint [***] ADC Platform Improvements, which are addressed in Section 7.2(d) hereof), ImmunoGen will keep Millennium reasonably informed (through the Patent Committee or otherwise) of the status of the filing, prosecution and maintenance of any such Patent Rights, including, without limitation, by using commercially reasonable efforts to provide Millennium a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that Millennium has a reasonable opportunity to review and comment. ImmunoGen shall [***].  ImmunoGen shall provide Millennium with an updated list of Licensed Patent Rights on a semi-annual basis.

(c)                                   ImmunoGen [***] ImmunoGen [***] ADC Platform Improvements.  [***], acting through patent counsel or agents selected by [***] and approved by [***], which approval shall not be unreasonably withheld, conditioned or delayed, shall have the first right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming ImmunoGen [***] and ImmunoGen [***] ADC Platform Improvements.  With respect to any such Patent Rights, [***] will provide [***] with a copy of any [***] under this Section 7.2(c), and any [***] (with [***], if any) or other [***] or [***] related to any [***] involving Patent Rights covered by this Section 7.2(c) (collectively, “Patent-Related Filings”) for review and comment reasonably in advance of [***].  [***] will not [***] any such Patent-Related Filings over any [***] by [***] that such [***] would be [***] or would otherwise be [***].  Any disputes with regard to the foregoing shall be resolved by [***] provided, however, that both Parties shall work in a timely fashion to avoid loss of patent term adjustment in any relevant Patent-Related Filings and in no event shall [***] be required to [***] for a Patent-Related Filing as a result of such procedure.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)                                 Joint Product Technology; Joint [***] ADC Platform Improvements; Millennium ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements).  Millennium shall have the first right, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming Joint Product Technology, Joint [***]ADC Platform Improvements or Millennium ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements, which are addressed in Section 7.2(a) hereof), using patent counsel and agents selected by Millennium (and, in the case of Joint Product Technology and Joint [***] ADC Platform Improvements, approved by ImmunoGen, which approval shall not be unreasonably withheld, conditioned or delayed).  With respect to any such Patent Rights, Millennium will keep ImmunoGen reasonably informed (through the Patent Committee or otherwise) of the status of the filing, prosecution and maintenance of any such Patent Rights, including, without limitation, by using commercially reasonable efforts to provide ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment. Millennium shall [***].

(e)                                  Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 7.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region.

(f)                                   Improper Patent Filings.  Each Party agrees that, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, neither it nor any of its Affiliates will [***].

(g)                                  Restricted Data.  The Parties acknowledge and agree that none of the results or data generated in connection with the Research Program by either Party, and any other

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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results or data generated by employees of a Party based on, or otherwise resulting from, such employees’ access to or use of the other Party’s Confidential Information or Proprietary Materials (collectively, “Restricted Data”) should be [***].

7.3                               Abandonment.

(a)                                 ImmunoGen.  If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights for which it is the filing party under Section 7.2(b) hereof in any country or region in the Territory, ImmunoGen shall inform Millennium of such decision promptly and, in any event, so as to provide Millennium a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  Millennium shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at Millennium’s sole expense and through patent counsel or agents of its choice.  Millennium shall not become an assignee of ImmunoGen’s interest in such Licensed Patent Rights as a result of its assumption of such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights for which ImmunoGen is the filing party under Section 7.2(b) hereof, ImmunoGen shall promptly deliver to Millennium copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Millennium to assume such prosecution, maintenance and defense.

(b)                                 Millennium.  If Millennium decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights for which Millennium is the filing party under Sections 7.2(c) and 7.2(d) hereof in any country or region in the Territory, Millennium shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice; provided that ImmunoGen’s prosecution or defense of any Patent Rights shall not be inconsistent with Millennium’s global patent strategy therefor.  ImmunoGen shall not become an assignee of Millennium’s interest in such Patent Rights as a result of its assumption of such responsibility.  Upon transfer of Millennium’s responsibility for prosecuting, maintaining and defending any of the Patent Rights for which Millennium is the filing party under Sections 7.2(c) and 7.2(d) hereof, Millennium shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense.

7.4                               Third Party Infringement.

(a)                                 Licensed Patent Rights.  Except as otherwise provided in any applicable License Agreement, ImmunoGen shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of the Licensed Patent Rights (including, without limitation, Patent Rights claiming ImmunoGen ADC Platform Improvements and Joint ADC Platform Improvements, but excluding Patent Rights claiming ImmunoGen Product Technology, Joint Product Technology, ImmunoGen [***] ADC Platform Improvements, and Joint [***] ADC Platform Improvements).  ImmunoGen shall in good faith consider the interests of Millennium in conducting the foregoing activities.

(b)                                 Product Technology, [***] ADC Platform Improvements, and Millennium ADC Platform Improvements.  Except as otherwise provided in any applicable License Agreement, Millennium shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any and all actual or suspected infringement of Patent Rights claiming Product Technology, [***] ADC Platform Improvements, and Millennium ADC Platform Improvements.  Millennium shall in good faith consider the interests of ImmunoGen in conducting the foregoing activities.

7.5                               Cooperation.  Each Party shall give notice to the other Party of any actual or suspected infringement by a Third Party of any Licensed Patent Rights and shall cooperate with

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the other Party in such legal action, execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with Section 7.4 hereof (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff in such suit or otherwise joining such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

7.6                               No Obligation.  Neither Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (a) for the other Party’s bringing of a lawsuit or other action to enforce any Patent Rights in accordance with Section 7.4 hereof, or any other patent owned by a Party against actual or suspected infringement or (b) for the other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights set forth in clause (a) above.

7.7                               Assignment of Millennium [***] Patents.  In consideration of the grant of the license described in Section 2.1 hereof, Millennium agrees to assign, and hereby does assign, and further agrees to cause its Affiliates to assign, all of its and their right, title and interest in and to the Patent Rights listed in Schedule B attached hereto and incorporated herein by reference (the “Millennium [***] Patents”), and in connection therewith, Millennium shall take, and shall cause its Affiliates to take, all actions and execute all documents reasonably necessary to assign ownership of the Millennium [***] Patents to ImmunoGen.

8.                                      TERM AND TERMINATION

8.1                               Term.

(a)                                 Initial Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the third (3rd) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Initial Term”).

(b)                                 Research Program Expansion Term.  If (i) this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Millennium in accordance with Section 8.2(b) hereof) on or before the expiration of the Initial Term, and (ii) Millennium has not theretofore exercised its right to extend the Research Term in accordance with Section 8.1(c) hereof, then upon timely exercise by Millennium of its option to expand the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Research Program in accordance with Section 3.6 hereof, the term of this Agreement shall be extended from the end of the Initial Term until the fifth (5th) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Research Program Expansion Term”).

(c)                                  Research Term Extension Term.  If (i) this Agreement has not been terminated in accordance with Section 8.2 hereof (other than termination by Millennium in accordance with Section 8.2(b) hereof) on or before the expiration of the Initial Term, and (ii) Millennium has not theretofore exercised its right to expand the Research Program in accordance with Section 3.6 hereof, then Millennium may extend the term of this Agreement from the end of the Initial Term until the fourth (4th) anniversary of the Effective Date, subject to earlier termination in accordance with Section 8.2 hereof (the “Research Extension Term”), by providing written notice and paying the Research Term Extension Fee in accordance with Section 5.3(b) hereof.

(d)                                 Term.  The Initial Term, together with the Research Program Expansion Term or the Research Extension Term, as the case may be, shall be referred to herein as the “Term.”  The foregoing notwithstanding, the Term shall automatically expire once Millennium has taken the maximum number of Exclusive Licenses available to Millennium pursuant to Section 3.3 hereof; provided that if Millennium has taken Exclusive Licenses to [***] Reserve Option Targets prior to exercising its option to expand the Research Program in accordance with Section 3.6 hereof, such expiration shall not limit Millennium’s right to exercise such option and, upon such exercise on a timely basis, the Term shall automatically be reinstated, subject to the other terms and conditions of this Agreement.

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                 Voluntary Termination by Millennium.  Millennium shall have the right to terminate this Agreement at any time for any reason or no reason upon not less than [***] days’ prior written notice to ImmunoGen.

(b)                                 Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any material breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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uncured [***] days [***] days if the breach is a failure by Millennium to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended [***].  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach has been timely cured, and (ii) provides written notice of that Dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12 hereof, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 hereof that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by the arbiter, if any, of such dispute resolution) after the conclusion of the dispute resolution procedure; provided, however, that if the nature of the asserted breach is susceptible to cure and more than [***] days are reasonably required to cure, then the cure period shall be extended [***].  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                  Termination for Insolvency.  To the extent not prohibited by Applicable Laws, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

(d)                                 Termination for Change of Control.  Millennium shall have the right to terminate this Agreement [***] after a Change of Control of ImmunoGen.

8.3                               Consequences of Expiration or Termination.  Upon expiration or earlier termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)                                 Expiration or Earlier Termination by ImmunoGen under Section 8.2(b) or 8.2(c) or by Millennium under Section 8.2(a).  If this Agreement expires in accordance with its terms or is earlier terminated by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Millennium under Section 8.2(a) hereof, then without limiting any other rights of the Parties hereunder:

(i)                                     the license granted by ImmunoGen to Millennium and its Affiliates pursuant to Section 2.1 hereof shall immediately terminate;

(ii)                                  all unexercised Holding Options and Reserve Options granted by ImmunoGen pursuant to Sections 3.1(a) and 3.1(b) hereof shall immediately terminate;

(iii)                               Millennium’s option to expand the scope of the Research Program in accordance with Section 3.6 hereof shall immediately terminate; and

(iv)                              each Party shall promptly return or destroy all Confidential Information and Proprietary Materials of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes and (D) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding Exclusive License.  Notwithstanding the foregoing, no

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Exclusive License granted or related License Agreement executed as of the date of termination shall be affected by any termination of this Agreement.

(b)                                 Termination by Millennium under Section 8.2(b), 8.2(c), or 8.2(d).  If this Agreement is terminated by Millennium under Section 8.2(b), 8.2(c), or 8.2(d) hereof, then without limiting any other rights of Millennium hereunder: (i) the license granted by ImmunoGen to Millennium pursuant to Section 2.1 hereof shall survive until the earlier of (A) the [***] anniversary of the Effective Date or (B) the date on which Millennium shall have taken the maximum number of Exclusive Licenses available to Millennium pursuant to Section 3.3 hereof; (ii) such license in Section 2.1 hereof shall be expanded to permit Millennium and its Affiliates to perform any and all activities associated with the conduct of the Research Program (which, for clarity, [***]) that would otherwise have been performed by ImmunoGen under this Agreement had it not been terminated; (iii) Millennium’s right to take Holding Options, Reserve Options and Exclusive Licenses, subject to the terms and conditions of Section 3 hereof, shall survive until the [***] anniversary of the Effective Date, provided that no Holding Option Period or Reserve Option Period shall extend beyond the [***] anniversary of the Effective Date; (iv) the period during which Millennium may exercise its option to expand the scope of the Research Program in accordance with Section 3.6 hereof shall be extended until the [***] anniversary of the Effective Date (provided that such exercise shall not operate to extend the Term beyond the [***] anniversary of the Effective Date); (v) ImmunoGen shall provide the Technical Transfer Materials to Millennium for the purpose of assisting Millennium to exercise its rights set forth in clauses (i), (ii), (iii) and (iv) of this Section 8.3(b); and (vi) [***] shall promptly return or destroy all Confidential Information and Proprietary Materials of [***], provided that [***] may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of [***] in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of [***] contained in its laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and maintained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes, and (D) any

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential Information of [***] to the extent reasonably required to exercise its rights and perform its obligations under any Exclusive License.  Notwithstanding the foregoing and subject to Section 6 hereof, Millennium may retain and use ImmunoGen’s Confidential Information and Proprietary Materials in connection with the exercise of its rights set forth in clauses (i), (ii), (iii) and (iv) of this Section 8.3(b).  Notwithstanding anything to the contrary in this Agreement, ImmunoGen shall, if and when requested by Millennium, return or destroy any Millennium Antibodies or any ADCs or other compositions containing Millennium Antibodies and certify the same to Millennium.  After the earlier of (1) the [***] anniversary of the Effective Date or (2) the date on which Millennium has taken the maximum number of Exclusive Licenses available to Millennium pursuant to Section 3.3 hereof, [***] shall, at [***] request, promptly return or destroy all Confidential Information and Proprietary Materials of [***], provided that [***] may retain, subject to Section 6 hereof, (aa) one (1) copy of the Confidential Information of [***] in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (bb) any Confidential Information of [***] contained in its laboratory notebooks or databases, (cc) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, but not for any other uses or purposes, and (dd) any Confidential Information of [***] to the extent reasonably required to exercise its rights under this Agreement or any License Agreement.

8.4                               Remedies.  The termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law or equity.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 1 (to the extent necessary to give effect to the other Sections listed in this Section 8.5), 2.1 (to the extent applicable by operation of Section 8.3(b) hereof), 2.3, 2.5, 2.6, 3 (to the extent applicable by operation of Section 8.3(b) hereof), 3.4, 3.5, 4.4, 4.5 (the second sentence only), 5.4, 5.5, 5.6, 6, 7 (to the extent applicable to Joint Technology or Joint ADC Platform Improvements), 7.1(a)-(c), 7.1(e), 7.2(f)-(g), 7.3, 7.5, 7.7, 8.3, 8.4, 8.5, 9.1, 9.2, 9.3, 10 and 11 (other than Section 11.15) hereof, as well as any rights or obligations otherwise accrued hereunder (including any accrued undisputed payment

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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obligations) shall survive the expiration or termination of the Term of this Agreement, as well as any other provisions that, by their intent or meaning under the circumstances, are intended to survive.  Without limiting the generality of the foregoing, Millennium shall remain liable for all undisputed payment obligations accruing hereunder prior to the effective date of termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Millennium that, as of the Effective Date:

(a)                                 it is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action;

(c)                                  this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in any default under any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound.

Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by ImmunoGen to Millennium on the Effective Date [***] (which Disclosure Letter[***] shall be deemed to be Confidential Information of ImmunoGen), ImmunoGen represents and warrants to Millennium that, as of the Effective Date [***]:

(d)                                 (i) ImmunoGen has received no notice in writing from a Third Party claiming that the use[***] of the [***] Licensed Patent Rights or the Licensed Technology [***],[***] under Section 2.1 hereof [***], infringes [***] the issued Patent Rights [***] of any Third Party[***] [***];

(e)                                  (i) there is no pending or, to ImmunoGen’s Knowledge, threatened, [***] litigation that alleges that the use[***] of the [***] Licensed Patent Rights or the Licensed

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Technology [***],[***] under Section 2.1 hereof [***], infringes or misappropriates any intellectual property rights of any Third Party[***];

(f)                                   to ImmunoGen’s Knowledge, the [***] by Millennium pursuant to the license granted to Millennium under Section 2.1 hereof [***] with regard to the [***] does not [***];

(g)                                  as of [***], (i) ImmunoGen is not a party to any agreement that would prevent it from granting the rights granted to Millennium under this Agreement with respect to [***] or performing ImmunoGen’s obligations under this Agreement, and (ii) ImmunoGen has not granted to any Third Party any [***], to [***] any [***] in connection with [***], except for [***] to Third Parties under Patent Rights or Technology owned or Controlled by ImmunoGen that are [***][***];

(h)                                 to ImmunoGen’s Knowledge, none of the issued patents within the Licensed Patent Rights [***] is invalid or unenforceable;

(i)                                     no dispute regarding [***] within the Licensed Patent Rights [***] has been alleged or threatened [***];

(j)                                    except with respect to Patent Rights and Technology of Third Parties to which ImmunoGen has obtained rights pursuant to [***] licenses from such Third Parties [***], all Licensed Intellectual Property [***] is [***];

(k)                                 there are no pending or, to ImmunoGen’s Knowledge, threatened, (i) [***] involving the Licensed Patent Rights [***] that are in or before any [***] or (ii) any [***] involving the Licensed Patent Rights [***] that are in or before [***];

(l)                                     the Disclosure Letter includes a complete and correct list of all Licensed Patent Rights [***] that are owned or Controlled by ImmunoGen as of the Effective Date [***]

(m)                             since [***], neither ImmunoGen nor any of its Affiliates has [***], with respect to, or [***] any [***] or [***] that would be [***] as of the Effective Date [***], as applicable, [***];

(n)                                 neither ImmunoGen nor any of its Affiliates has [***] any Licensed Intellectual Property [***] that [***];

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(o)                                 (i) the Disclosure Letter sets forth a true and complete list of all ImmunoGen In-Licenses [***]; (ii) subject to any confidentiality and non-disclosure obligations of ImmunoGen to any Third Party preventing disclosure of such ImmunoGen In-Licenses, [***] ImmunoGen has, prior to the Effective Date or within [***] Business Days after the [***], provided Millennium with access to true and complete copies of each ImmunoGen In-License in effect as of the Effective Date [***]; (iii) as of the Effective Date [***], (A) the licenses to ImmunoGen in the ImmunoGen In-Licenses are [***], (B) to ImmunoGen’s Knowledge, there are [***], (C) ImmunoGen is [***][***]; (D) ImmunoGen has [***][***]; and (E) to ImmunoGen’s Knowledge, [***];

(p)                                 the rights granted to Millennium pursuant to Section 2.1 hereof [***] to the Licensed Intellectual Property [***] controlled by ImmunoGen and its Affiliates and the subject of any ImmunoGen In-License are [***] with respect to the Licensed Intellectual Property [***] ImmunoGen or its Affiliates;

(q)                                 there are no [***] or [***] in any [***], that would limit [***]; provided that except as set forth above, ImmunoGen makes no representation or warranty as to [***]; and

(r)                                    neither ImmunoGen nor any of its Affiliates [***][***].

For purposes of this Section 9.1, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of the following ImmunoGen employees: (i) any “executive officer” (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended); [***]

9.2                               Millennium Representations.  Millennium represents and warrants to ImmunoGen that, as of the Effective Date and each Holding Option Grant Date:

(a)                                 it is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Millennium corporate action; and

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)                                  this Agreement is a legal and valid obligation binding upon Millennium and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in a default under any agreement, instrument or understanding to which Millennium is a party or by which it is bound.

9.3                               Warranty Disclaimers.

(a)                                 Except as expressly set forth in Section 9.1 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the validity or scope of any of the Licensed Patent Rights or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement or any License Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)                                 Nothing in this Agreement is or shall be construed as a warranty or representation by Millennium (i) as to the validity or scope of any Patent Rights claiming Joint ADC Platform Improvements or the Millennium ADC Platform Improvements or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(c)                                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

9.4                               Additional Covenants of ImmunoGen.  Neither ImmunoGen nor any of its Affiliates will (a) [***] in connection with its development of the Licensed Intellectual Property [***] or in the performance of the ImmunoGen Activities, [***].  ImmunoGen agrees to inform Millennium in writing promptly if [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                 Millennium Indemnity.  Millennium shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) any breach of this Agreement by Millennium; (ii) the conduct of the Research Program or any other activities under this Agreement by Millennium or any of its Affiliates or subcontractors; or (iii) the negligence, recklessness or willful misconduct of Millennium or any of its Affiliates or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from or arise out of a breach of this Agreement by ImmunoGen, or the negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates, or the conduct of the Research Program by ImmunoGen or any of its Affiliates or subcontractors; provided that with respect to any such Third Party Claim for which ImmunoGen also has an obligation to any Millennium Indemnitee pursuant to Section 10.1(b) hereof, Millennium shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Millennium’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

(b)                                 ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Millennium, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Millennium Indemnitees”), from and against all Losses incurred by or imposed upon the Millennium Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i) any breach of this Agreement by ImmunoGen; (ii) the conduct of the Research Program or any other activities under this

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement by ImmunoGen or any of its Affiliates or subcontractors; or (iii) the negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from or arise out of a breach of this Agreement by Millennium, or the negligence, recklessness or willful misconduct of Millennium or any of its Affiliates or subcontractors, or the conduct of the Research Program by Millennium or any of its Affiliates or subcontractors; provided that with respect to any such Third Party Claim for which Millennium also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Millennium Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Millennium (or to Persons for whom Millennium is legally responsible), for the facts underlying the Third Party Claim.  ImmunoGen shall indemnify, defend and hold harmless the Millennium Indemnitees from and against all Losses incurred or imposed upon the Millennium Indemnitees, or any of them, as a result of any Third Party Claims arising out of the [***].

10.2                        Procedure.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party.  Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnified Party, unless (a) representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between such Indemnified Party and any other Party represented by such counsel in such proceedings, or (b) the Indemnifying Party has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such reasonable fees and expenses shall be paid by the Indemnifying Party.  The Indemnified Party, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation and defense of such Third Party Claim.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Neither the Indemnifying Party nor the Indemnified Party shall settle or otherwise resolve such Third Party Claim without the other’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

10.3                        Insurance.

(a)                                 Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover from its own insurer; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

(b)                                 During the Term and thereafter for the period of time required below, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of $[***] per occurrence and $[***] annual aggregate combined single limit for [***][***] liability and any other insurance required by Applicable Law. All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, each Party shall maintain such insurance coverage without interruption during the Term and for a period of at least [***] years thereafter. Each Party shall use commercially reasonable efforts to provide the other Party at least [***] days’ prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.  Each such insurance policy shall contain a waiver of subrogation by the insurer, or self-insurer as applicable, against Millennium or ImmunoGen, as the case may be.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.4                        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS) OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.  For purposes of clarity, a Party’s monetary liability under a Third Party claim for such Third Party’s special, incidental, indirect or consequential damages, or for any exemplary or punitive damages payable to such Third Party in connection with such Third Party claim, shall be deemed to be the direct damages of such Party for purposes of this Section 10.

11.                               MISCELLANEOUS

11.1                        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ImmunoGen:	ImmunoGen, Inc. 830 Winter Street Waltham, MA 02451 Attn: Vice President, Business Development Email: [***]

with a copy to:	ImmunoGen, Inc. 830 Winter Street Waltham, MA 02451 Attn: Alliance Management Email: [***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If to Millennium:	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, MA 02139 Attn: Vice President, Business Development Email: [***]

with a copy to:	Millennium Pharmaceuticals, Inc. 40 Landsdowne Street Cambridge, MA 02139 Attn: Chief Counsel Email: [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, return receipt requested, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law principle that would dictate the application of the substantive law of another jurisdiction.

11.3                        Entire Agreement.  This Agreement and each Ancillary Agreement, if any, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement, the [***] Agreement and the Third Party Expert Services Agreement) concerning the subject matter hereof.  For purposes of clarity, this Agreement and each Ancillary Agreement are separate agreements between the parties thereto, creating obligations thereunder that are independent of the obligations under any other agreement, and any violation or breach of any of such agreements shall not, in and of itself, be deemed to be a violation or breach of any other such agreement.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.4                        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

11.5                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6                        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8                        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, without limitation, in the case of Millennium, the payment of any amounts described in Section 5 hereof.  Any purported assignment of this Agreement in violation of this Section 11.8 shall be null and void. Notwithstanding anything in this Agreement to the contrary, Millennium shall have the right to delegate any of its rights or obligations under this Agreement to any of its Affiliates.

11.9                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force majeure event.  In event of such force majeure, the Party affected thereby shall use commercially reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.10                 Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether such words are used in the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.11                 Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under Applicable Laws, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

11.12                 Dispute Resolution.

(a)                                 The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term relating to the conduct of the Research Program, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Millennium:                            Head of Oncology, Drug Discovery Unit; and

For ImmunoGen:                    Chief Executive Officer.

(b)                                 Except as provided in Section 4.2(c) hereof, if the designated senior officials are not able to resolve such Dispute within [***] days following delivery of the notice referring the Dispute to the Parties’ respective senior officers designated above, then such Dispute shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution (CPR) Rules for Administered Arbitration in accordance with the process set in Sections 11.12(b)(i)-(x).  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having competent jurisdiction thereof.  The Parties shall have the right to be represented by counsel in such a proceeding.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(i)                                     To begin an ADR proceeding, a Party shall provide written notice to the other Party of the issues to be resolved by ADR.  Within [***] days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

(ii)                                  Within [***] days following receipt of the original ADR notice, each Party shall designate one arbitrator, with a third arbitrator to be designated by the two (2) Party-designated arbitrators (such three arbitrators, collectively, the “Panel”), to preside in the resolution of any disputes in this ADR proceeding.  If the two (2) Party-appointed arbitrators are unable to agree on a third arbitrator within [***] days of their designation, either Party may request the President of the International Institute for Conflict Prevention and Resolution, 575 Lexington Avenue, 21st floor New York, New York 10022, to select a third arbitrator pursuant to the following procedures:

(A)                               The CPR shall submit to the Parties a list of not less than [***] candidates within [***] days after receipt of the request, along with a Curriculum Vitae for each candidate.  No candidate shall be an employee, director, or shareholder of either Party or any of their subsidiaries or affiliates.

(B)                               Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(C)                               Each Party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within [***] days following receipt of the list of candidates.  If a Party believes a conflict of interest exists regarding any of the candidates, that Party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates.  Any Party failing to return a list of preferences on time shall be deemed to have no order of preference.

(D)                               If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately shall designate as the third arbitrator the candidate for whom the Parties collectively have indicated the greatest preference.  If a tie should result between two (2) candidates, the CPR may designate

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either candidate.  If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the third arbitrator the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs (ii)(A) — (D) shall be repeated.

(iii)                               No earlier than [***] days or later than [***] days after selection, the Panel shall hold a hearing to resolve each of the issues identified by the Parties.  The ADR proceeding shall take place at a location agreed upon by the Parties.  If the Parties cannot agree, the Panel shall designate a location other than the principal place of business of either Party or any of their subsidiaries or Affiliates.

(iv)                              At least [***] days prior to the hearing, each Party shall submit the following to the other Party and the Panel:

(A)                               a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the Panel;

(B)                               a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(C)                               a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue.  The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(D)                               a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed [***] pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs (iv)(A)-(D), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

(v)                                 The hearing shall be conducted on [***] consecutive days and shall be governed by the following rules:

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(A)                               Each Party shall be entitled to [***] hours of hearing time to present its case.  The Panel shall determine whether each Party has had the [***] hours to which it is entitled.

(B)                               Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument.  Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

(C)                               The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party.  The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR.  Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(D)                               Except when testifying, witnesses shall be excluded from the hearing until closing arguments

(E)                                Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances.  Affidavits prepared for purposes of the ADR hearing also shall not be admissible.  As to all other matters, the Panel shall have sole discretion regarding the admissibility of any evidence.

(vi)                              Within [***] days following completion of the hearing, each Party may submit to the other Party and the Panel a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed [***] pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

(vii)                           The Panel shall rule on each disputed issue in writing within [***] days following completion of the hearing.  Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and

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remedies on some issues and the other Party’s proposed rulings and remedies on other issues.  The Panel shall not issue any written opinion or otherwise explain the basis of the ruling.

(viii)                        The Panel shall be paid a reasonable fee plus expenses.  These fees and expenses, [***], the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(A)                               If the Panel rules in favor of one party on all disputed issues in the ADR, the losing Party shall pay [***] of such fees and expenses.

(B)                               If the Panel rules in favor of one Party on some issues and the other Party on other issues, the Panel shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties.  The Panel shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

(ix)                              The rulings of the Panel and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

(x)                                 Except as provided in Section 6.1 hereof or as required by Applicable Laws, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information.  The Panel shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.13                 Patent Disputes.

(a)                                 Inventorship.  Any dispute, controversy or claim between the Parties that involves the inventorship of any inventions conceived or first reduced to practice in connection with the Research Program that is not resolved by mutual agreement of the Parties’ respective chief patent counsels (or persons with similar responsibilities) within [***] days after the dispute is raised by one or both of the Parties shall be submitted to an Independent Patent Counsel for resolution.  Such Independent Patent Counsel’s determination of inventorship, absent manifest error, shall be final and binding on the Parties; provided, however, that any such determination

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with respect to any inventions described or claimed in a patent application shall not preclude either Party from disputing inventorship with respect to any different or additional inventions described or claimed in any patent issuing from such patent application, which disputes shall be resolved in accordance with this Section 11.13(a).  The Parties shall equally (50/50) share the Independent Patent Counsel fees and expenses related to his or her determination of inventorship.  The Parties acknowledge and agree that any instructions to the Independent Patent Counsel shall be submitted jointly by the Parties.

(b)                                 Other Patent Disputes.  Any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability or ownership of the Parties’ respective Patent Rights (i) that are pending or issued in the United States shall be subject to actions before the United States Patent and Trademark Office or submitted exclusively to the federal court located in [***], and (ii) that are pending or issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

11.14                 Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a temporary injunction or other equitable relief in a court of competent jurisdiction, without posting a bond, pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15                 Prohibition on Solicitation. Without the other Party’s prior written consent, neither Millennium nor ImmunoGen (the “Restricted Party”) shall, during the Restricted Period, (a) directly or indirectly, actively recruit or actively solicit for hire or engagement any person who is at the time an employee of the other Party and who was within [***] months prior to such time materially involved in conducting the Research Program (and such involvement was known to the Restricted Party) or (b) induce, directly or indirectly, any such person who is at the time an employee of the other Party and who is at such time or was at any time materially

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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involved in conducting the Research Program (and such involvement was known to the Restricted Party) to leave such employment.  Notwithstanding the foregoing, clauses (a) and (b) above shall not restrict either Party from advertising employment opportunities or engaging in other activity directed towards recruitment of personnel, in each case if and to the extent that such advertising or activities do not specifically target employees of the other Party.  For purposes of this Section 11.15, “solicit” shall be deemed not to include circumstances where an employee of one Party initially contacts the other Party seeking employment.

11.16                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.17                 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	MILLENNIUM PHARMACEUTICALS,
INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

ImmunoGen/Millennium Confidential

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SCHEDULE A

FORM OF LICENSE AGREEMENT

[See Attached]

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Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made effective as of                             (1) (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), with its principal place of business at 830 Winter Street, Waltham, Massachusetts 02451, and Millennium Pharmaceuticals, Inc., a Delaware corporation (“Millennium”) and a wholly owned subsidiary of Takeda Pharmaceutical Company Limited, with its principal place of business at 40 Landsdowne Street, Cambridge, Massachusetts 02139.  ImmunoGen and Millennium are sometimes each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into a Multi-Target Agreement, pursuant to which ImmunoGen granted Millennium the right to obtain licenses under certain Technology and associated Patent Rights Controlled by ImmunoGen on an exclusive basis with respect to Licensed Products; and

WHEREAS, pursuant to the Multi-Target Agreement, Millennium has exercised a Reserve Option (as defined in the Multi-Target Agreement) pursuant to which the Parties have agreed to enter into this Agreement setting forth the terms and conditions of an exclusive license from ImmunoGen to Millennium with respect to Licensed Products.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

(1)  Insert date of receipt by ImmunoGen of a Reserve Option exercise notice with respect to the Licensed Target.

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1.                                      DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1                               “ADC” means any compound that incorporates, is comprised of, or is otherwise derived from, a conjugate of an Antibody with a Cytotoxic Compound.

1.2                               “ADC Platform Improvements” means any enhancement, improvement or modification [***] or [***] or otherwise [***] or [***] in connection with the [***] (each an “Improvement”) to the Licensed Intellectual Property that is (a) an Improvement to the [***] of or [***] of [***], (b) an Improvement to [***] for [***] (including, for example, [***] or [***] that create improvements in the [***] of such [***]), (c) an Improvement to the [***] of or [***] for [***], (d) an Improvement to any of the [***] for [***] or [***] any [***] or [***], or (e) an Improvement to the [***] of any [***].  [***]

1.3                               “Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject following or during exposure to a pharmaceutical product or investigational drug, whether or not considered causally related to such product or drug, the exacerbation of any pre-existing condition(s) occurring during the use of such product or drug, or any other adverse experience or adverse drug experience described in the FDA’s Investigational New Drug safety reporting and regulatory approval post-marketing reporting regulations, 21 C.F.R. §§ 312.32 and 314.80, respectively, and any applicable corresponding regulations outside the United States.  For purposes of this Agreement, (a) “undesirable medical condition” shall include symptoms (e.g., nausea, chest pain), signs (e.g., tachycardia, enlarged liver) or the abnormal results of an investigation (e.g., laboratory findings, electrocardiogram), including unfavorable side effects, toxicity, injury, overdose or sensitivity reactions and (b) the failure of a product to exhibit its expected pharmacologic/biologic effect in a clinical study is not considered an Adverse Event.

1.4                               “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more Affiliates, controls or is controlled by or is under common control with such Person.  For purposes of this definition, “control” means (a) ownership of fifty

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CONFIDENTIAL TREATMENT REQUESTED

percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in the case of any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors or equivalent governing body or management of another Person.  A Person shall be deemed an Affiliate only so long as it satisfies the foregoing definition.

1.5                               “Ancillary Agreements” means the Multi-Target Agreement, each other License Agreement and any additional agreement that may be entered into from time to time by and between the Parties relating to the subject matter hereof, including any services agreement, supply agreement, manufacturing agreement or safety data exchange agreement.

1.6                               “Antibody” means (a) a polypeptide that Targets one (1) or more antigen(s), which polypeptide comprises: (i) one or more immunoglobulin variable domains; or (ii) fragments, variants, modifications or derivatives of such immunoglobulin variable domains irrespective of origin or source, including but not limited to antigen binding portions including Fab, Fab’, F(ab’)2, fragment of a variable domain (Fv), diabody and CDR fragments, single chain antibodies (scFv), chimeric antibodies, monospecific antibodies, bispecific antibodies, multi-specific antibodies, diabodies and other polypeptides, any of which contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide; and (iii) in each case (i) and (ii) above, humanized or fully human versions thereof or (b) any other [***] or [***] (including [***] and [***] or [***]) that [***].

1.7                               “Applicable Laws” means all federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidelines or requirements of Regulatory Authorities, securities regulatory authorities, national securities exchanges or securities listing organizations that may be in effect from time to time and applicable to a particular activity hereunder.

1.8                               “BLA” means a biologics license application (within the meaning of 21 C.F.R. 601.2) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product as a biologic in the United States for a particular Indication within the Field.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.9                               “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in Boston, Massachusetts or Osaka, Japan are required to be closed or are actually closed with legal authorization.

1.10                        “Calendar Quarter” means, with respect to the first such Calendar Quarter during the Term, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three (3) consecutive months during the Term ending on March 31, June 30, September 30 and December 31; except that the last Calendar Quarter during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.11                        “Calendar Year” means, with respect to the first such Calendar Year during the Term, the period beginning on the Effective Date and ending on December 31 of the calendar year within which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive months during the Term commencing on January 1 and ending on December 31; except that the last Calendar Year during the Term shall end upon the expiration of the Term in accordance with Section 8 hereof.

1.12                        “Challenge” means any challenge to the [***], or [***] of any of the Licensed Patent Rights that Cover a Licensed Product (or components thereof) in Development or being Commercialized by Millennium or any of its Affiliates or Sublicensees at the time of such challenge, including, without limitation: (a) filing a declaratory judgment action in which any of such Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §122 or §301, filing a request for re-examination of any of such Licensed Patent Rights pursuant to 35 U.S.C. §302 or §311, filing a [***] of the Licensed Patent Rights pursuant to [***], or filing a [***] of any of such Licensed Patent Rights pursuant to [***]; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceeding against any of such Licensed Patent Rights in any country [***].

1.13                        “Commercialization” or “Commercialize” means, with respect to any Licensed Product, any and all activities with respect to such Licensed Product relating to commercialization in the Field in the Territory, including pre-launch and launch activities, pricing and reimbursement activities, marketing, making or having made for commercial sale,

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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promoting, detailing, distributing, offering for sale and selling such Licensed Product, importing or exporting such Licensed Product for sale, conducting post-marketing human clinical trials, reporting of Adverse Events in patients and interacting with Regulatory Authorities regarding any of the foregoing.  When used as a verb, “Commercialize” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.14                        “Confidential Information” means (a) with respect to ImmunoGen, all tangible embodiments of the Licensed Technology that are disclosed by or on behalf of ImmunoGen or its Affiliates to Millennium or its Affiliates (other than Product Technology and [***] ADC Platform Improvements, in each case regardless of ownership, and Joint ADC Platform Improvements); (b) with respect to Millennium, (i) the identity of the Licensed Target and (ii) any Product Technology and any [***] ADC Platform Improvements, in each case regardless of ownership; and (c) with respect to each Party, any Joint ADC Platform Improvements (other than Joint [***] ADC Platform Improvements) and, except as provided above, all information and Technology which is disclosed by or on behalf of such Party (in such capacity, the “Disclosing Party”) or its Affiliates to the other Party (in such capacity, the “Receiving Party”) or its Affiliates hereunder or to any of the Receiving Party’s or its Affiliates’ employees, consultants or subcontractors (collectively, “Representatives”), except (A) with respect to clauses (a), (b)(i) and (c) above, to the extent that the Receiving Party can demonstrate by contemporaneous written record or other suitable physical evidence that such tangible embodiment or information, (1) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure by or on behalf of the Disclosing Party or its Affiliates to the Receiving Party or its Affiliates; (2) is obtained by the Receiving Party or its Affiliates from a Third Party without breach of any duty and without restriction on disclosure to or from the Disclosing Party; or (3) is independently developed by or for the Receiving Party or its Affiliates without benefit of, reference to or reliance upon any Confidential Information of the Disclosing Party, and (B) with respect to clauses (a), (b) and (c) above, to the extent the Receiving Party can demonstrate by contemporaneous written record or other suitable physical evidence that such tangible embodiment or information as of the date of

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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disclosure is in, or subsequently enters, the public domain through no fault or omission of the Receiving Party or its Affiliates or their respective Representatives.

1.15                        “Confidentiality Agreement” means that certain Confidential Disclosure Agreement effective February 26, 2014 by and between ImmunoGen and Millennium, as amended.

1.16                        “Control” or “Controlled” means, with respect to any Patent Rights, Technology or Proprietary Materials, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights or Technology and the rights thereto or to supply such Proprietary Materials as contemplated in this Agreement without violating the terms of any arrangement or agreement between such Party or its Affiliates and any Third Party.

1.17                        “Cytotoxic Compound” means MAY Compounds and IGN Compounds.

1.18                        “Development” and “Develop” means, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to discovery, research and development in connection with seeking, obtaining or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including, without limitation, all pre-clinical research and development activities, all pre-marketing human clinical studies (including, without limitation, clinical trial design and operations), test method development and stability testing, regulatory toxicology studies, formulation, all activities relating to developing the ability to manufacture any Licensed Product or any component or intermediate thereof (including, without limitation, process development, manufacturing scale-up, development-stage manufacturing and quality assurance/quality control development), statistical analysis and report writing, preparing and filing Drug Approval Applications, reporting of Adverse Events in clinical study subjects, and all regulatory affairs related to the foregoing.  When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

1.19                        “Drug Approval Application” means, with respect to a Licensed Product in a particular country or region, an application for Regulatory Approval to market and sell such Licensed Product in such country or region including, without limitation: (a) an NDA or sNDA; (b) a BLA or supplement BLA; (c) a counterpart of an NDA, sNDA, BLA or supplement BLA,

ImmunoGen/Millennium Confidential

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including any MAA, in any country or region in the Territory outside the U.S.; and (d) all supplements and amendments to any of the foregoing.

1.20                        “Exclusive License” has the meaning ascribed to such term in the Multi-Target Agreement.

1.21                        “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.22                        “FDCA” means the United States Food, Drug, and Cosmetic Act, as amended (21 U.S.C. § 301 et seq.), and the rules and regulations promulgated thereunder.

1.23                        “Field” means all uses, including pharmaceutical, therapeutic, prophylactic and diagnostic uses for humans and animals.

1.24                        “First Commercial Sale” means, with respect to any Licensed Product and any country in the Territory, the first sale of such Licensed Product by or under the authority of Millennium, an Affiliate of Millennium, or their Sublicensees to a Third Party in that country following the receipt of all Regulatory Approvals of such Licensed Product in that country or, if no such Regulatory Approvals or similar approval is required, the date on which such Licensed Product is first commercially launched in such country; provided that “First Commercial Sale” shall not include: [***].

1.25                        “Generic Equivalent” means, with respect to any Licensed Product in a given country, any biopharmaceutical product that is sold by a Third Party that is not a Sublicensee of Millennium or its Affiliates (or is sold by any [***], even if such [***] is an Affiliate of a Sublicensee) and such Third Party product (a) has been [***] (i) as [***] or [***] by FDA pursuant to [***] of the [***] or any subsequent or superseding law, statute or regulation, or (ii) under [***] or [***] of the [***] or any subsequent or superseding law, statute or regulation, (b) has been [***] as a [***] or [***] by the [***] pursuant to [***], as may be amended, [***], as may be amended, or any subsequent or superseding law, statute or regulation, or (c) has otherwise [***] or is otherwise [***] or [***] in reliance on the [***] of the [***] from another applicable [***] where in the case of each of clauses (a), (b) or (c) above, the [***] is the [***] for purposes of determining [***] or [***] of the Third Party product.

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1.26                        “GLP” means all good laboratory practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.27                        “GMP” means all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

1.28                        “IGN Compound” means any and all [***], whether produced from a botanical source, natural fermentation, chemical synthesis or otherwise, including, without limitation, all analogs, variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen.

1.29                        “ImmunoGen ADC Platform Improvements” means any ADC Platform Improvement (other than Joint ADC Platform Improvements), including ImmunoGen [***] ADC Platform Improvements, the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates.

1.30                        “ImmunoGen In-License” means any agreement between ImmunoGen or any of its Affiliates, on the one hand, and a Third Party, on the other hand, pursuant to which ImmunoGen or such Affiliate has obtained any rights or interest in or to any Patent Rights or Technology included within the Licensed Intellectual Property.

1.31                        “ImmunoGen [***] ADC Platform Improvements” means any [***] ADC Platform Improvement (other than Joint [***] ADC Platform Improvements) the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates.

1.32                        “ImmunoGen Product Technology” means any Product Technology (other than Joint Product Technology) the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, ImmunoGen or any of its Affiliates.

1.33                        “ImmunoGen Proprietary Antibody Rights” means all Technology (and associated Patent Rights) owned or Controlled by ImmunoGen during the Term solely to the extent they constitute or claim the [***] or [***] of an Antibody (in [***] or [***]) that was generated or in-licensed by ImmunoGen other than under this Agreement or any Ancillary Agreement, whether or not patentable (an “ImmunoGen Proprietary Antibody”), but only to the extent such Technology (and associated Patent Rights) [***] the ImmunoGen Proprietary

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Antibody and [***] such Technology (and associated Patent Rights) covers [***] (in [***] or [***]).  For purposes of clarity, “ImmunoGen Proprietary Antibody Rights” does not include any [***] that relates to [***] or any [***] made under or in connection with [***] or any Patent Rights claiming such [***] or [***].

1.34                        “IND” means (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of a Licensed Product in humans in the United States; (b) a counterpart to an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.

1.35                        “Independent Patent Counsel” means an outside patent counsel reasonably acceptable to both Parties who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] period preceding the dispute, performing legal services of any nature for either of the Parties or their respective Affiliates and which did not, at any time, employ either of the Parties’ chief patent counsels (or equivalent thereof).  Any outside counsel agreed to by the Parties to be an Independent Patent Counsel shall be deemed independent regardless of whether it satisfies this definition. Each Party shall be entitled to rely on such Independent Patent Counsel’s representation as to whether it satisfies the above requirements, and neither Party shall be in breach of this Agreement if, notwithstanding such representation, an Independent Patent Counsel selected by the Parties does not satisfy the above requirements.

1.36                        “Indication” means any indication, disease or condition which can be treated, prevented, cured or the progression of which can be delayed.  For purposes of clarity and not limitation, (a) distinctions between indications, diseases or conditions with respect to a Licensed Product shall be made by reference to the World Health Organization International Classification of Diseases and Related Health Publications, version 10 (including any updates or successors thereto) and (b) any indication, disease or condition that requires the [***] of a [***] in order to include such human indication, disease or condition in the [***] will be considered to be a separate Indication for purposes of this Agreement.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.37                        “Initiation” means, with respect to any clinical study, the first date that a human subject is dosed in such clinical study; provided, however, that for any combined phase I/II clinical study, a Phase II Clinical Study shall only be deemed to be initiated on the first date that a human subject is dosed in the phase II portion of such combined clinical study (and not on the dosing of human subjects in the phase I portion of such combined study); and provided further that for any combined phase II/III clinical study, a Phase III Clinical Study shall only be deemed to be initiated on the first date that a human subject is dosed in the phase III portion of such combined clinical study (and not on the dosing of human subjects in the phase II portion of such combined study).

1.38                        “Joint ADC Platform Improvements” means ADC Platform Improvements, including Joint [***] ADC Platform Improvements, the inventors of which include both (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.39                        “Joint [***] ADC Platform Improvements” means [***] ADC Platform Improvements the inventors of which include both (a) one or more employees of, or others obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or others obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.40                        “Joint Product Technology” means any Product Technology the inventors of which include both (a) one or more employees of, or other persons obligated to assign inventions to, ImmunoGen or any Affiliate of ImmunoGen, and (b) one or more employees of, or other persons obligated to assign inventions to, Millennium or any Affiliate of Millennium.

1.41                        “Licensed Intellectual Property” means, collectively, the Licensed Patent Rights and the Licensed Technology.

1.42                        “Licensed Patent Rights” means any Patent Rights that are owned or Controlled by ImmunoGen or any of its Affiliates as of the Effective Date or become owned or Controlled by ImmunoGen or any of its Affiliates during the Term (including ImmunoGen’s interest in any Patent Rights claiming Joint Product Technology and Joint ADC Platform Improvements) that

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

are necessary or useful for Millennium to exercise the license granted to it pursuant to Section 2.1(a) hereof; provided, however, that Licensed Patent Rights shall expressly exclude any [***] solely to the extent that [***].

1.43                        “Licensed Product” means any product that incorporates or is comprised of a conjugate of a Target-Binding Antibody with a Cytotoxic Compound using a Linker (or directly conjugated to the Target-Binding Antibody without a separate Linker moiety).

1.44                        “[***] ADC Platform Improvements” means any ADC Platform Improvements that are incorporated into a [***] (or any [***] or [***] thereof) or are used in any method of making, releasing or characterizing a [***] (or any [***] or [***] thereof), unless [***] can [***] to [***] at the time the [***] that such ADC Platform Improvement would have [***] to [***] (as defined herein and in [***]).

1.45                        “Licensed Target” means the Target set forth in Schedule A attached hereto and incorporated herein by reference.

1.46                        “Licensed Technology” means any and all Technology that is owned or Controlled by ImmunoGen or any of its Affiliates as of the Effective Date or becomes owned or Controlled by ImmunoGen or any of its Affiliates during the Term (including ImmunoGen’s interest in any Joint Product Technology and Joint ADC Platform Improvements) that is necessary or useful for Millennium to Develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize and exploit Licensed Products in the Field in the Territory; provided, however, that Licensed Technology shall expressly exclude any ImmunoGen Proprietary Antibody Rights.

1.47                        “Linker” means any compound or composition owned or Controlled by ImmunoGen or any of its Affiliates that is useful for linking a cytotoxic or cytostatic moiety, including, without limitation, a Cytotoxic Compound, and a cell-binding moiety, including, without limitation, an Antibody, together to form a conjugate of the cytotoxic or cytostatic moiety with the cell-binding moiety.

1.48                        “Loss of Market Exclusivity” with respect to any Licensed Product in any country, shall be deemed to have occurred once: (a) one or more Generic Equivalent(s) are being marketed by a Third Party (excluding any Sublicensee, but including any [***], even if such

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***] is an Affiliate of a Sublicensee) in such country; and (b) [***] of all Generic Equivalents of a Licensed Product in such country [***] of such Licensed Product (other than Generic Equivalents) and all such Generic Equivalents during any Calendar Quarter in such country [***]; provided that such Loss of Market Exclusivity shall be deemed to exist [***] of all Generic Equivalents of such Licensed Product in such country as a [***] of such Licensed Product (other than Generic Equivalents) and all such Generic Equivalents during any Calendar Quarter [***].  Determination of Loss of Market Exclusivity shall be based on data provided by IMS Health Incorporated, Fairfield, Connecticut (or, with respect to any region, such other independent data provider as Millennium determines, in good faith, provides more accurate data than IMS Health Incorporated, Fairfield, Connecticut) or if such data is not available, the Parties shall agree upon a methodology for estimating the percentage of unit sales based on market share of such Generic Equivalent(s) in such region).

1.49                        “MAA” means an application filed with the relevant Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular Indication within the Field.

1.50                        “Major EU Countries” means [***] and [***].

1.51                        “Major Countries” means any of the [***] and [***].

1.52                        “Marketing Approval” means, with respect to a Licensed Product in a Major EU Country, approval by the applicable Regulatory Authority of both (a) a Drug Approval Application for such Licensed Product in such country, and (b) [***] and [***] for such Licensed Product to permit [***] for such Licensed Product from [***] or [***] in such country.

1.53                        “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or Controlled by ImmunoGen or any of its Affiliates.

1.54                        “Millennium Accounting Standards” means IFRS (International Financial Reporting Standards), as applicable, as generally and consistently applied throughout Millennium’s organization.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.55                        “Millennium ADC Platform Improvement” means any ADC Platform Improvement (other than Joint ADC Platform Improvements), including Millennium [***] ADC Platform Improvements, the inventors of which (alone or with others) include one or more employees of, or others obligated to assign inventions to, Millennium or any of its Affiliates, Sublicensees or, to the extent Millennium has obtained rights therefrom pursuant to Section 2.1(c)(ii) hereof, any Permitted Third Party Service Providers.

1.56                        “Millennium Antibody” means any Antibody owned or controlled by Millennium or its Affiliates.

1.57                        “Millennium [***] ADC Platform Improvements” means any [***] ADC Platform Improvement other than ImmunoGen [***] ADC Platform Improvements and Joint [***] ADC Platform Improvements.

1.58                        “Millennium [***] Patents” has the meaning ascribed to such term in the Multi-Target Agreement.

1.59                        “Millennium Product Technology” means any Product Technology other than ImmunoGen Product Technology and Joint Product Technology.

1.60                        “Millennium Standard Exchange Rate Methodology” means, with respect to amounts invoiced in U.S. Dollars, all such amounts shall be expressed in U.S. Dollars.  The U.S. Dollar amounts shall be calculated using Millennium’s then-current standard exchange rate methodology which is in accordance with the Millennium Accounting Standards applied in its external reporting for the conversion of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied.

1.61                        “Multi-Target Agreement” means that certain Multi-Target Agreement effective as of March 20, 2015 by and between ImmunoGen and Millennium, as the same may be amended from time to time.

1.62                        “NDA” means a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular Indication within the Field.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.63                        “[***]” means all monies actually received by Millennium or its Affiliates or Sublicensees from any [***] in consideration of a [***], including, without limitation, [***], whether pursuant to a [***] or otherwise; provided however, that if such [***] is sold as a [***],[***] with respect to sales of such [***] shall be [***] in a manner consistent with [***].

1.64                        “Net Sales” means, as to each Calendar Quarter during the Term, the gross invoiced amounts for all Licensed Products sold by Millennium, its Affiliates and Sublicensees to Third Parties throughout the Territory during such Calendar Quarter in bona fide arm’s length transactions, as determined in accordance with the Millennium Accounting Standards, less the following amounts incurred or paid by Millennium, its Affiliates or Sublicensees (if not already deducted in the amount invoiced) during such Calendar Quarter with respect to sales of Licensed Products regardless of the Calendar Quarter in which such sales were made:

(a)                                  any trade, quantity or cash discounts, allowances, rebates or payments actually taken and allowed, including promotional or similar discounts or rebates and discounts, rebates or payments (including compulsory payments) to governmental or managed care organizations;

(b)                                  any credits or allowances given or made with respect to Licensed Products by reason of rejection, defects, recalls, returns, rebates, retroactive price reductions or bad debt expense of the total amount invoiced for such sale;

(c)                                   any tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the sale, transportation or delivery of a Licensed Product and borne by Millennium, or its Affiliates or Sublicensees without reimbursement from any Third Party, including that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) that Licensee, its Affiliate or its or their Sublicensee, as applicable, allocates to sales of the Licensed Products in accordance with Millennium’s, its Affiliate’s or its or their Sublicensee’s standard policies and procedures consistently applied across its products, as applicable;

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(d)                                 the cost of devices used for dispensing or administering the Licensed Product which are shipped with the Licensed Product and included in the gross invoiced sales price;

(e)                                   any charges for freight, postage, shipping, warehousing, distribution or transportation, or for insurance, in each case to the extent borne by Millennium, or its Affiliates or Sublicensees;

(f)                                    any sales, credits or allowances given or made with respect to Licensed Products for wastage replacement, indigent patient, clinical trial and any compassionate, named patient (paid or un-paid), charitable or humanitarian programs;

(g)                                  wholesaler inventory management fees and allowances actually given paid or given; and

(h)                                 other reductions or specifically identifiable amounts deducted for reasons similar to those listed above in accordance with Millennium Accounting Standards.

Net Sales shall not include sales or transfers among Millennium and its Affiliates and Sublicensees unless such sale to an Affiliate or Sublicensee is for commercial administration by such Affiliate or Sublicensee.  All the foregoing elements of Net Sales calculations shall be determined from the books and records of Millennium, its Affiliates and Sublicensees, maintained, in the case of Millennium and its Affiliates, in accordance with the Millennium Accounting Standards or, in the case of Sublicensees, such similar accounting principles, consistently applied.  Net Sales shall exclude [***] and amounts invoiced for Licensed Products [***] by any [***].

In the event a Licensed Product is sold as a component of a combination or bundled product that consists of a Licensed Product together with another therapeutically active product (a “Combination”), the Net Sales from the Combination, for the purposes of determining royalty payments hereunder, shall be determined by multiplying the Net Sales of the Combination (as

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

defined in the standard Net Sales definition above) by the fraction A/(A+B), where A is the weighted average per unit sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form.  In the event that the weighted average per unit sale price of the Licensed Product can be determined but the weighted average per unit sale price of the other product(s) included in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition above) by the fraction A/C, where A is the weighted average sale price of the Licensed Product when sold separately in finished form in the country in which the Combination is sold in similar volumes and of the same class, purity, potency and dosage form, and C is the weighted average per unit sale price of the Combination.

In the event that the weighted average per unit sale price of the other product(s) included in the Combination can be determined but the weighted average per unit sale price of the Licensed Product in similar volumes and of the same class purity, potency and dosage form as in the Combination cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying Net Sales of the Combination (as defined in the standard Net Sales definition above) by a fraction determined by the following formula: one (1) minus (B/C) where B is the weighted average per unit sale price of the other product(s) included in the Combination when sold separately in finished form in the country in which the Combination is

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

sold in similar volumes and of the same class, purity, potency and dosage form and C is the weighted average per unit sale price of the Combination.

In the event that such average per unit sale price cannot be determined for the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, Net Sales for the purposes of determining royalty payments shall be [***] based on [***], such [***] to be [***] in [***].  The weighted average per unit sale price for both the Licensed Product, on the one hand, and all other product(s) included in the Combination, on the other, shall be calculated [***] and such price shall be used during all applicable royalty reporting periods for the [***].  When determining the weighted average per unit sale price of a Licensed Product, other product(s), or Combination, the weighted average per unit sale price shall be calculated by dividing sales dollars (translated into U.S. Dollars using the Millennium Standard Exchange Rate Methodology) by the units sold during the [***] months (or the number of months in which sales occurred in a partial Calendar Year) of the preceding [***] for the respective Licensed Product, other product(s), or Combination.  In the initial [***], a [***] will be used for the Licensed Product, other product(s), or Combination.  Any over- or under-payment due to a difference between the forecasted and actual weighted average per unit sale price will be paid or credited in the first royalty payment of the following [***].

1.65                        “Patent Rights” means the rights and interests in and to any and all issued patents and pending patent applications (including inventor’s certificates, applications for inventor’s certificates, statutory invention registrations, applications for statutory invention registrations, utility models and any foreign counterparts thereof) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, extensions or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

restorations by existing or future extension or restoration mechanisms, including patent term extension, supplementary protection certificates or the equivalent, renewals, and all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

1.66                        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.67                        “Phase I Clinical Study” means, as to a particular Licensed Product, an initial clinical study in humans [***] and with the endpoint of determining initial tolerance, safety, metabolism or pharmacokinetic information and clinical pharmacology of such Licensed Product as and to the extent defined in the United States in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other country.

1.68                        “Phase II Clinical Study” means, as to a particular Licensed Product, a clinical study in humans [***] and that is intended to obtain information on the Licensed Product’s activity for an Indication at a prescribed (or otherwise limited) dose and administration schedule, as well as additional information on the Licensed Product’s safety and toxicity as and to the extent defined in the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country.  Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase II Clinical Study” hereunder if such study has been designated by the sponsor as a Phase II clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.69                        “Phase III Clinical Study” means, as to a particular Licensed Product, a clinical study in humans [***] and with a defined dose or set of doses designed to (a) ascertain efficacy and safety of such Licensed Product that is needed to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling; and (b) support the preparation and submission of a Drug Approval Application for the indication under

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

investigation in the study as and to the extent defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent regulation in any other country.  “Phase III Clinical Study” shall also include any other clinical study in humans prospectively designed as a pivotal study to demonstrate whether the Licensed Product is safe and effective for use in the indication under investigation in a manner sufficient to file a Drug Approval Application for such indication, whether or not such trial is called a “Phase III” clinical study.  Without limiting the generality of the foregoing, a clinical study shall be deemed to be a “Phase III Clinical Study” hereunder if such study has been designated by the sponsor as a Phase III clinical trial on www.clinicaltrials.gov (or any successor website maintained by the U.S. National Institutes of Health (or any successor agency of the U.S. Government)).

1.70                        “PHSA” means the Public Health Service Act, as amended (42 U.S.C. § 201 et seq.).

1.71                        “Product Technology” means any Technology (other than ADC Platform Improvements) conceived or first reduced to practice or otherwise made or generated in connection with [***] Development, manufacture, use or Commercialization of any Licensed Product.  The term Product Technology also includes any “Product Technology” (as defined in the Multi-Target Agreement) that is necessary or useful for Millennium to exercise the license granted to it pursuant to Section 2.1(a) hereof.

1.72                        “Proprietary Materials” means any tangible chemical, biological or other research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.  Any mutant, derivative, progeny or improvement made to or from a Party’s Proprietary Materials shall be considered to be that Party’s Proprietary Materials.  Without limiting the generality of the foregoing, any [***] furnished by ImmunoGen to Millennium or any of its Affiliates (or any Sublicensees or Permitted Third Party Service Providers on behalf of Millennium), including, without limitation, any samples, cultures or cell banks derived directly or indirectly from any mutant, derivative, progeny or improvement thereof (collectively, the [***]), shall be deemed to be ImmunoGen’s Proprietary Materials and included within the Licensed Technology.  Without prejudice to any of ImmunoGen’s intellectual

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

property rights in and to MAY Compounds, any tangible MAY Compounds manufactured by or for Millennium or any of its Affiliates, Sublicensees or Permitted Third Party Service Providers using the [***] as a precursor in connection with the Development or Commercialization of Licensed Products shall not be deemed to be ImmunoGen’s Proprietary Materials for purposes of this Agreement.

1.73                        “[***]” means, with respect to a Licensed Product [***] in a country or territory, a Third Party to whom Millennium or any of its Affiliates or Sublicensees has granted [***] a sublicense (a “[***]”) under the Licensed Patent Rights to make, have made, use, sell, offer for sale, have sold or import such Licensed Product [***] in such country or territory where (a) Millennium or such Affiliate or Sublicensee is [***], or such sublicense shall be [***], (b) such sublicense was granted to [***] or any other Person [***] of a [***] pursuant to [***] that [***], or the [***], a Licensed Product (similar to a [***] as that term is defined in this Agreement), (c) such sublicense was granted to a Third Party [***] of any [***] or pursuant to [***] relating to [***], whether pursuant to a [***] or [***], by [***] on the one hand, or [***], on the other hand, that [***] or such [***], as applicable, [***][***] any Patent Rights with respect to a [***], or (d) such sublicense provides that [***] shall be [***], directly or indirectly, [***] pursuant to such license.  A [***] under clauses (b), (c) or (d) hereof is sometimes referred to herein as a [***]

1.74                        “Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations and authorizations of any kind of any Regulatory Authority necessary for the Development, manufacture, use or Commercialization of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.  The term “Regulatory Approval” shall include any approval by a Regulatory Authority of any NDA, BLA, MAA or other Drug Approval Application.

1.75                        “Regulatory Authority” means the FDA or any counterpart to the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the Development, manufacture, use or Commercialization of a Licensed Product.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.76                        “Regulatory Filings” means, collectively: (a) all INDs, NDAs, BLAs, establishment license applications, drug master files, applications for designation as an “Orphan Product” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(5)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(5)(B) and (C)) or all other similar filings (including MAAs and counterparts to any of the foregoing in any country or region in the Territory) as may be required by any Regulatory Authority for the Development, manufacture, use or Commercialization of a Licensed Product in the Territory; (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

1.77                        “Sublicensee” means any Third Party to which Millennium or one of its Affiliates grants a sublicense of the rights granted to Millennium and its Affiliates pursuant to this Agreement; provided, however, the term “Sublicensee” shall not include any [***] or any Permitted Third Party Service Provider.

1.78                        “Target” means, when used as a noun, an antigen described by [***].

1.79                        “Target,” “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, that the molecule’s primary intended mechanism of action functions such that it specifically binds to the Target (or a portion thereof).

1.80                        “Target-Binding Antibody” means an Antibody that Targets the Licensed Target.  For purposes of clarity, the term “Target-Binding Antibody” does not include cross-binding, bi-specific or multi-specific Antibodies (i.e., Antibodies that Target more than one Target).

1.81                        “Technical Transfer Materials” has the meaning ascribed to such term in the Multi-Target Agreement.

1.82                        “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods or materials, whether or not patentable, including, without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including negative results).

1.83                        “Territory” means all countries and jurisdictions of the world.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.84                        “Third Party” means any Person other than ImmunoGen, Millennium and their respective Affiliates.

1.85                        “Valid Claim” means any claim (including, without limitation, a process, use or composition of matter claim) (a) in an issued and unexpired patent within the Licensed Patent Rights that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (iii) has not been rendered unenforceable through reissue, disclaimer or otherwise, and (iv) has not been disclaimed or otherwise dedicated to the public by ImmunoGen, and (v) is not lost through an interference proceeding and any appeals therefrom; or (b) in any [***] within the Licensed Patent Rights that [***].  Anything contained in this Agreement to the contrary notwithstanding, if [***] is [***] or otherwise [***] from [***] of a claim in an issued and unexpired U.S. patent included in the Licensed Patent Rights as a result of the operation of [***] or [***], such claim shall remain a Valid Claim for all purposes under this Agreement, except with respect to any such U.S. patent where [***].

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of the Agreement indicated below:

Definition	Section

Agreement	Recitals

Alliance Managers	3.1(a)

Applicant	7.5(b)

Applicant Response	7.5(c)(ii)

Base Royalty Term	5.4

Biosimilar Application	7.5(a)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

BPCIA	7.5(a)

Challenge Jurisdiction	5.3(e)

Challenged Patent Rights	5.3(e)

Challenge-Related Royalty Increase	5.3(e)

Clawback Amount	5.3(e)

Combination	1.64

[***]	[***]

Covers	5.3(c)(iii)

Disclosing Party	1.14

Disclosure Letter	9.1

Dispute	11.12(a)

Effective Date	Recitals

Extended Royalty Term	5.4

Immediate Patent Infringement Action	7.5(c)(iv)

ImmunoGen	Recitals

ImmunoGen Indemnitees	10.1(a)

ImmunoGen Proprietary Antibody	1.33

Improvement	1.2

Indemnified Party	10.2

Indemnifying Party	10.2

Infringed Patent List	7.5(c)(iv)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Infringement	7.4(a)

Infringement Notice	7.4(a)

Initial Patent List	7.5(c)(i)

JC	3.2(a)

Knowledge	9.1

Losses	10.1(a)

Material Breach	8.2(b)

Millennium	Recitals

Millennium Indemnitees	10.1(b)

Millennium Response	7.5(c)(iii)

Monies	7.4(i)

Negotiation Period	7.5(c)(iv)

Panel	11.12(b)(ii)

Party/Parties	Recitals

Patent Committee	7.1(d)

Patent-Related Filings	7.2(c)

Permitted Third Party Service Providers	2.1(c)

Premarket Notice	7.5(d)(ii)

Product Trademarks	7.8

Proposed Biosimilar Product	7.5(a)

Proposed Initial Patent List	7.5I(i)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Proposed Millennium Response	7.5(c)(iii)

Proposed Sublicensee	2.3

Receiving Party	1.14

Representatives	1.14

Royalty Term	5.4

Safety Data Exchange Agreement	3.4(a)

[***]	[***]

Term	8.1

Third Party Claims	10.1(a)

Third Party Payments	5.3(b)

Wind-Down Period	8.3(a)

2.                                      GRANT OF RIGHTS

2.1                               License Grants.

(a)                                 License.  Subject to the terms and conditions of this Agreement, ImmunoGen and its Affiliates hereby grant to Millennium and its Affiliates an exclusive (even as to ImmunoGen and its Affiliates), non-transferable (except as expressly permitted in this Agreement), royalty-bearing license under the Licensed Intellectual Property to (i) Develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize and exploit Licensed Products in the Field in the Territory, including the right to grant sublicenses as described in Section 2.1(b)(i) hereof [***].

(b)                                 Right to Sublicense.

(i)                                     Sublicensees.  Millennium and its Affiliates shall have the right to grant sublicenses under the license rights granted to it under Section 2.1(a) hereof with respect to any Licensed Product to any Sublicensee, provided, that: [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii)                                  [***]

(c)                                   Permitted Third Party Service Providers. Millennium and its Affiliates shall have the right, without ImmunoGen’s permission or consent but subject to the conditions set forth herein, to engage one or more Third Parties (“Permitted Third Party Service Providers”) as subcontractors to perform designated functions in connection with its activities under this Agreement (including transferring or disclosing Licensed Technology and ImmunoGen’s Proprietary Materials as may be necessary or useful for such Permitted Third Party Service Provider to perform such designated functions); provided that (i) Millennium shall [***] and (ii) Millennium shall [***] cause each such Permitted Third Party Service Provider to [***].  The obligations of Millennium and its Affiliates set forth in clause (ii) above shall not apply to [***] conceived or first reduced to practice by a Permitted Third Party Service Provider that incorporate or constitute enhancements, improvements or modifications to [***].

2.2                               Retained Rights and Covenants.

(a)                                 Retained Rights.  Subject to the other terms of this Agreement (including, without limitation, Section 2.2(b) hereof), ImmunoGen retains the right to use the unpatented Licensed Technology and practice the Licensed Patent Rights (i) to perform its responsibilities under this Agreement; (ii) to develop, make, have made, use, sell, offer for sale, import or otherwise commercialize [***], and to grant licenses to Third Parties to do the same.

(b)                                 Covenants.  Anything contained in Section 2.2(a) or 2.3 hereof to the contrary notwithstanding, ImmunoGen hereby agrees that (i) during the period that the exclusive license granted under Section 2.1(a) hereof remains in [***] and (ii) [***] it shall not, and shall cause its Affiliates not to, (1) except as necessary to perform its responsibilities under this Agreement or any Ancillary Agreement, directly or indirectly, [***]. Anything contained in this Agreement to the contrary notwithstanding, nothing in this Agreement shall be construed as limiting the right of ImmunoGen and its Affiliates to research, develop, manufacture or commercialize any product that Targets the Licensed Target, or to license Third Parties under ImmunoGen’s Technology (including the associated Patent Rights) to do the same, following the termination of this Agreement by Millennium pursuant to Section 8.2(a) hereof or by ImmunoGen pursuant to Section 8.2(b) or 8.2(c) hereof.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.3                               Millennium ADC Platform Improvement License to ImmunoGen.  Millennium, on behalf of itself and its Affiliates, hereby grants to ImmunoGen a non-exclusive, fully paid, irrevocable, royalty-free, worldwide license, [***], under Millennium’s rights in and to any Patent Rights solely to the extent that they claim any Millennium ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements): (a) to research, develop, make, have made, use, sell, offer for sale, import or otherwise commercialize any [***] (excluding any [***] that Targets the Licensed Target (i) while the exclusive license granted under Section 2.1(a) hereof remains in effect [***] and (ii) [***]; and (b) to otherwise exploit such Patent Rights for any and all uses [***].  ImmunoGen’s ability to grant sublicenses under the preceding sentence shall be effective in any given case only if ImmunoGen’s sublicensee (a “Proposed Sublicensee”) [***], provided, however, that for purposes of this sentence the term [***] shall mean [***].

2.4                               No Implied Licenses.  Except as expressly set forth herein, neither Party grants to the other Party or its Affiliates any rights or licenses to any intellectual or other proprietary property owned or Controlled by that Party or its Affiliates.

3.                                      DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS

3.1                               Alliance Management.

(a)                                 Appointment of Alliance Managers.  Promptly after the Effective Date, the Parties shall each appoint an individual who shall oversee contact between the Parties for all matters related to this Agreement and the Parties’ respective activities hereunder (the “Alliance Managers”).  The Alliance Managers may, but are not required to be, members of the JC, but in all events the Alliance Managers shall have the right to attend all meetings of the JC and may bring to the attention of the JC, any matters or issues either of them reasonably believes should be discussed by such committee.  Each Party shall bear its own costs and expenses, including travel and lodging, in connection with the activities of its Alliance Manager hereunder.  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

(b)                                 Responsibilities.  The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties for all matters

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

related to this Agreement and the Parties’ respective activities hereunder.  Without limiting the generality of the foregoing, the Alliance Managers shall:

(i)                                     identify and bring to the attention of their respective managements any disputes arising between the Parties related to this Agreement or the Parties’ respective activities hereunder in a timely manner, including, without limitation, any asserted occurrence of a Material Breach by a Party, and function as the point of first referral in the resolution of each dispute;

(ii)                                  provide a single point of communication between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iii)                               plan and coordinate efforts and external communications by or between the Parties with respect to this Agreement and the Parties’ respective activities hereunder;

(iv)                              take such steps as may be required to ensure that meetings of the JC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including, without limitation, the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(v)                                 undertake such other responsibilities as the Parties may mutually agree in writing.

3.2                               Joint Committee.

(a)                                 Mandate and Establishment of Committee.  Promptly after the Effective Date, the Parties shall establish a joint committee (the “JC”) to serve as a forum for coordination and communication between the Parties on [***] the Development of Licensed Products, the exchange of safety data relating to Licensed Products and other products containing a Cytotoxic Compound, to [***] that may be necessary or useful for the Development, manufacture, use or Commercialization of Licensed Products, and to assist Millennium in its exercise of its rights to make or have made Licensed Products under this Agreement.  Within [***] days after the Effective Date, the Parties shall each nominate for membership on the JC an equal number of representatives (which shall be no less than two (2) or more than five (5) each), each with the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

requisite expertise and seniority to enable such person to address matters falling within the jurisdiction of the JC.  Each Party may change its representative(s) as it deems appropriate by written notice to the other Party.  From time to time the JC may establish one or more sub-teams comprised of an equal number of representatives from both Parties to undertake specific responsibilities of the JC, which sub-teams shall be governed in the same manner and subject to the relevant requirements set forth herein for the JC.  [***]

(b)                                 Chair of Committee; Meetings.  The chair of the JC shall be one of the Millennium representatives on the JC, as designated by Millennium.  During the [***] years of the Term, the JC shall meet on a [***] basis or other schedule agreed upon by the Parties, [***]. The location of meetings of the JC shall alternate between ImmunoGen’s offices and Millennium’s offices, unless otherwise agreed by the Parties.  As agreed upon by the Parties, JC meetings may be face-to-face or may be conducted through teleconferences or videoconferences, provided that at least one (1) JC meeting during the first [***] years of the Term shall be conducted face-to-face, unless otherwise agreed to by the Parties.  In addition to its JC representatives, each Party shall be entitled to have other employees attend such meetings to present and participate, though not in a decision-making capacity; provided that any such other employees agree in writing to be bound by obligations of confidentiality at least as stringent as provided for under this Agreement.  Each Party shall bear its own costs and expenses, including travel and lodging expense, that may be incurred by JC representatives or other attendees at JC meetings, as a result of such meetings hereunder.  The chair of the JC (or his or her designee) shall have the responsibility for preparing and circulating to the members of the JC an agenda for each JC meeting not later than three (3) days prior to such meeting and for transcribing and issuing to the members of the JC minutes of each JC meeting within [***] days after each meeting, and such minutes shall be reviewed and modified as mutually required to obtain approval of such minutes promptly thereafter.

3.3                               Development and Commercialization.

(a)                                 Responsibility and Authority.  From and after the Effective Date, as between the Parties, Millennium shall have sole authority and responsibility (notwithstanding the formation of the JC or its decisions or disputes among the membership of the JC) for the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Development, manufacture, use or Commercialization of Licensed Products in the Field in the Territory, including, without limitation: (i) the conduct of all research and pre-clinical Development activities (including, without limitation, the assessment of alternative designs for the Licensed Products, the selection of the final Target-Binding Antibodies, Cytotoxic Compounds and Linkers to be used in the Licensed Products and the selection of the Licensed Products to be Developed or Commercialized, all pre-clinical and IND-enabling studies (including, without limitation, toxicology testing), any pharmaceutical development work on formulations and process development relating to any such Licensed Products); (ii) all activities related to human clinical trials; (iii) all activities relating to the manufacture and supply of Target-Binding Antibodies, Cytotoxic Compounds, Linkers and Licensed Products, to the extent such activities relate to the Development, manufacture, use or Commercialization of Licensed Products (including, without limitation, all required process development and scale up work with respect thereto); and (iv) all Commercialization activities relating to any Licensed Product (including, without limitation, marketing, promotion, sales, distribution, import and export activities and any post-marketing trials and safety surveillance).  Without limiting the generality of the foregoing, as between the Parties, Millennium shall have full control and authority and sole responsibility for (A) making all Regulatory Filings for Licensed Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals regarding such matters and (B) reporting of all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws.  All activities relating to Development, manufacture, use or Commercialization of Licensed Products under this Agreement shall be undertaken at Millennium’s sole cost and expense, except as otherwise expressly provided in this Agreement or any Ancillary Agreement.

(b)                                 Due Diligence.  Millennium or its Affiliates will use, and will cause any Sublicensee to use, [***] to Develop Licensed Products and to undertake investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products, in the field of human diagnostic, therapeutic or prophylactic uses and in [***], and, if approved, to Commercialize Licensed Products, such [***] to be in accordance with the efforts and resources Millennium would use for a compound owned by it or to which it has rights, and

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

that is of [***] at a [***] as the applicable Licensed Product, taking into account the expected and actual [***] of such Licensed Product, the expected and actual [***] and [***] of such Licensed Product, the expected and actual [***] and [***] requirements involved in its Development, Commercialization or Regulatory Approval, the expected and actual [***] and [***] to [***] and [***] such Licensed Product at [***] and other relevant factors including, without limitation, [***]; provided, however, that Millennium’s obligations under this Section 3.3(b) shall not require that Millennium [***].

(c)                                  Compliance.  Millennium shall perform its obligations to Develop Licensed Products in good scientific manner and in compliance in all material respects with all Applicable Laws, provided that, with respect to each activity so performed that will or would reasonably be expected to be submitted to a Regulatory Authority in support of an Regulatory Filing, Millennium shall comply in all material respects with the regulations and guidance of the FDA that constitute GLP or GMP (or, if and as appropriate under the circumstances, other comparable regulation and guidance of any applicable Regulatory Authority in any country or region in the Territory).

3.4                               Safety; Adverse Event Reporting; Product Complaints.

(a)                                  At least [***] days prior to [***], Millennium will determine the desirability of entering into a separate, related safety data exchange agreement (the “Safety Data Exchange Agreement”) providing details related to managing Adverse Events that occur during clinical studies (including timing of required reporting), safety issues arising from pre-clinical research and other safety and reporting practices and procedures (including all activities outlined in Section 3.3 hereof) in compliance with all Applicable Laws.  If Millennium requests a separate, written Safety Data Exchange Agreement, both Parties shall negotiate the terms of such agreement in good faith.  Any breach of the Safety Data Exchange Agreement by either Party shall not, in and of itself, be deemed to be a breach of this Agreement.

(b)                                  In the absence of a Safety Data Exchange Agreement, Millennium shall provide ImmunoGen with Adverse Event information relating to the Licensed Product (but not relating to any other products of Millennium) as compiled and prepared by Millennium in the normal course of business in connection with the Development, Commercialization or sale of the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Licensed Product, within time frames consistent with reporting obligations under Applicable Laws and regulations; provided, however, that the foregoing shall not require Millennium to violate any agreements with or confidentiality obligations owed to any Third Party; provided, further, that ImmunoGen shall not provide such information to any Third Party that does not consent to the sharing of its Adverse Event information with Millennium as provided in the next sentence.  In the absence of a Safety Data Agreement, ImmunoGen shall provide Millennium with Adverse Event information relating to the Licensed Product (to the extent such information was not provided to ImmunoGen by Millennium) or any other product containing (i) any Cytotoxic Compound (other than Cytotoxic Compounds for which there is an established safety profile (e.g., DM1 and DM4)) incorporated into or used in connection with a Licensed Product or (ii) any Linker incorporated into or used in connection with a Licensed Product where the Adverse Event may be attributable to such Linker, in all cases that is compiled and prepared by ImmunoGen or any Third Party in the normal course of business in connection with the development, commercialization or sale of any such product, within time frames consistent with reporting obligations under Applicable Laws and regulations; provided, however, that the foregoing shall not require ImmunoGen to violate any agreements with or confidentiality obligations owed to any Third Party.

(c)                                   Millennium shall provide ImmunoGen with product complaint information relating to the Licensed Products (but not relating to any other products of Millennium) as compiled and prepared by Millennium in the normal course of business in the connection with the Development, Commercialization or sale of the Licensed Product; provided, however, that the foregoing shall not require Millennium to violate any agreements with or confidentiality obligations owed to any Third Party; provided, further, that ImmunoGen shall not provide such information to any Third Party that does not consent to the sharing of its product complaint information with Millennium as provided in the next sentence.  [***]

(d)                                  Millennium shall provide its Adverse Event and product complaint information hereunder to ImmunoGen’s designated representative, who shall be the ImmunoGen Alliance Manager unless ImmunoGen otherwise notifies Millennium.  ImmunoGen shall provide its Adverse Event [***] information hereunder to Millennium’s designated representative, who

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

shall be the head of Millennium’s pharmacovigilance group unless Millennium otherwise notifies ImmunoGen.

3.5                               Updates and Reports; Notification of Milestones; Product Recalls.

(a)                                 Development Updates.  [***] Millennium shall provide ImmunoGen with brief, high-level written reports, which ImmunoGen may request no more frequently than [***] per Calendar Year until [***], that shall summarize Millennium’s efforts to Develop the Licensed Products in the field of human diagnostic, therapeutic or prophylactic uses [***].  The Parties agree that the minutes of the JC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

(b)                                 Commercialization Updates.  [***], Millennium shall provide ImmunoGen with brief, high-level written reports, which ImmunoGen may request no more frequently than [***] per Calendar Year until [***], that shall summarize Millennium’s efforts to Commercialize the Licensed Products in the field of human diagnostic, therapeutic or prophylactic uses [***].  The Parties agree that the minutes of the JC meetings may serve as reports hereunder, to the extent such minutes adequately address the above subject matter.

(c)                                  Notification of Milestone Achievement.  Millennium shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under Section 5.2 hereof, which shall in any event be no later than [***] Business Days after the occurrence of such event, and shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any Licensed Product in [***].  In the event that, notwithstanding the fact that Millennium has not given any such notice, ImmunoGen believes any such milestone event has occurred, it shall so notify Millennium in writing, and shall provide to Millennium the data and information demonstrating that the conditions for payment have been achieved.  Within [***] Business Days of its receipt of such notice, the Parties shall confer to review the data and information and shall agree in good faith whether or not the conditions for payment have been achieved.  In the event that the Parties are unable to agree as to whether the conditions for payment have been achieved, such dispute shall be notified to the Alliance Managers; thereafter, either Party may by written

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

notice to the other Party require that such dispute be resolved in accordance with Section 11.12 hereof.

(d)                                 Regulatory Filings and Approvals.  When requested in writing, ImmunoGen shall use commercially reasonable efforts to provide assistance to Millennium in preparing Regulatory Filings and in obtaining Regulatory Approvals for Licensed Products.  In connection therewith, ImmunoGen will grant Millennium [***]; provided that Millennium will grant ImmunoGen [***].  Notwithstanding the foregoing, Millennium shall have the sole responsibility for, and ImmunoGen agrees that Millennium shall be the sole owner of, any Regulatory Approval for the Licensed Products.

(e)                                  Product Recalls.  In the event (i) any Regulatory Authority issues or requests, or Millennium otherwise conducts, a recall or takes similar action with respect to a Licensed Product that Millennium reasonably believes is or may be attributable to or otherwise relates to any Cytotoxic Compound, Linker or other Licensed Intellectual Property, (ii) [***] either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email.  Following such notification, with respect to the affected Licensed Product, Millennium shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that Millennium shall keep ImmunoGen informed regarding any such recall, market withdrawal or corrective action as ImmunoGen from time to time may reasonably request, but only to the extent Millennium is legally permitted to do so.  As between the Parties, Millennium shall bear all expenses of any such recall, market withdrawal or corrective action, including, without limitation, expenses of notification, destruction and return of the affected Licensed Product and any refund to customers of the amounts paid for such Licensed Product, except as may otherwise be expressly provided in any Ancillary Agreement.

(f)                                   [***].  ImmunoGen shall update Millennium through the JC as to [***] or [***] [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(g)                                  Confidential Information.  All reports, updates, product complaints and other information provided by the Disclosing Party to the Receiving Party under this Agreement (including under this Section 3.5), shall be considered Confidential Information of the Disclosing Party, subject to the terms of Section 6 hereof.

3.6                               Use of Proprietary Materials.  From time to time during the Term each Party may supply its Proprietary Materials to the other Party for use in the Development, manufacture, use or Commercialization of the Licensed Products.  In connection therewith, each Party agrees that (a) it shall not use the other Party’s Proprietary Materials for any purpose other than exercising its rights and performing its obligations hereunder; (b) it shall not use the other Party’s Proprietary Materials in any human subject; (c) it shall use the other Party’s Proprietary Materials in compliance with Applicable Laws; (d) except for the rights expressly set forth herein, it shall not acquire any other right, title or interest in or to the other Party’s Proprietary Materials as a result of such supply by such other Party; and (e) upon expiration or earlier termination of this Agreement for any reason, such Party shall, if and as instructed by the other Party, either destroy or return the other Party’s Proprietary Materials that are not the subject of a continuing license hereunder.  Each Party shall be entitled to transfer the other Party’s Proprietary Materials to any Affiliate, and in the case of Millennium, to any Sublicensee or Permitted Third Party Service Provider under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to use or transfer such Proprietary Materials except in compliance with the preceding sentence.  For purposes of clarity, this Section 3.6 shall not apply to ImmunoGen’s supply of Cytotoxic Compound to Millennium in accordance with Section 4.2 hereof or to the supply of Licensed Product as contemplated in Section 4.3 hereof.  Notwithstanding anything to the contrary in this Agreement, ImmunoGen shall, if and when requested by Millennium, return or destroy any Millennium Antibodies or any ADCs or other compositions containing Millennium Antibodies and certify the same to Millennium.

4.                                      SUPPLY AND MANUFACTURING OBLIGATIONS; SERVICES

4.1                               Supply of Materials.  Millennium shall be responsible, at its sole cost, for manufacturing or having manufactured, all materials (including, without limitation, all Target-

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Binding Antibody, Linker, Cytotoxic Compound and Licensed Product) to enable it to Develop, manufacture, use and Commercialize Licensed Products (including as required for any pre-clinical, clinical and commercial use of Licensed Products, including process development and scale-up).  In the event Millennium elects to manufacture or have a Permitted Third Party Service Provider manufacture Licensed Products, or Linkers or Cytotoxic Compounds therefor, then ImmunoGen shall (a) provide the Technical Transfer Materials to Millennium or its designee for the purpose of enabling Millennium to exercise its rights under this Agreement with respect to the Licensed Product, to the extent such Technical Transfer Materials have not already been provided by ImmunoGen to Millennium pursuant to the Multi-Target Agreement, and (b) use commercially reasonable efforts to provide Millennium or such Permitted Third Party Service Provider with technical advice in its use of such Technical Transfer Materials.  Millennium shall promptly notify ImmunoGen whenever Millennium has, directly or indirectly, (i) engaged any Permitted Third Party Service Provider to provide any MAY Compound for use, or potential use, in the manufacture of any Licensed Product or any of its components, or (ii) provided any Strain furnished by or on behalf of ImmunoGen to any Affiliate or Permitted Third Party Service Provider.  Such notice shall set forth such Affiliate’s or Permitted Third Party Service Provider’s name, address and contact information (e.g., telephone number(s) and/or email address(es)).

4.2                               Supply of Cytotoxic Compound by ImmunoGen.  Notwithstanding anything to the contrary in Section 4.1 hereof, during the Term, Millennium may request ImmunoGen to supply Millennium with such quantities of Cytotoxic Compound as may be reasonably requested by Millennium in order to conduct all pre-clinical Development activities relating to Licensed Products.  With respect to any Cytotoxic Compound obtained by ImmunoGen from a Third Party and supplied to Millennium (in either conjugated or unconjugated form), ImmunoGen shall charge, and Millennium agrees to pay, [***] for such Cytotoxic Compound.  In connection with such supply pursuant to this Section 4.2, Millennium hereby agrees that (a) none of Millennium, its Affiliates or their respective Sublicensees and Permitted Third Party Service Providers shall use such Cytotoxic Compound for any purpose other than in connection with the exercise of its rights and performance of its obligations hereunder; (b) Millennium and its Affiliates shall, and

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

shall cause their respective Sublicensees and Permitted Third Party Service Providers to, use such Cytotoxic Compound only in compliance with Applicable Laws; and (c) none of Millennium, its Affiliates or their respective Sublicensees and Permitted Third Party Service Providers shall use such Cytotoxic Compound in any human subject.  Millennium shall be entitled to transfer such Cytotoxic Compound to any Affiliate, Sublicensee or Permitted Third Party Service Provider solely in furtherance of the exercise of its rights under this Agreement; provided any such transfer shall be under terms obligating such Affiliate, Sublicensee or Permitted Third Party Service Provider not to use or transfer such Cytotoxic Compound except in compliance with the preceding sentence.  If, during the Term, Millennium requests that ImmunoGen supply Millennium with any quantities of Cytotoxic Compound for use in any clinical study in humans, then the Parties shall negotiate in good faith the terms of a separate written agreement with respect thereto.

4.3                               Services; Supply of Drug Substance.  If, during the Term, Millennium requests that ImmunoGen conduct (a) [***] for [***], (b) [***] for [***], (c) [***] for any [***], but excluding [***], or (d) any other tasks in connection with the Development, manufacture, use or Commercialization of Licensed Products with respect to which the Parties may mutually agree, then the Parties shall negotiate in good faith the terms of separate written agreements (which may be master agreements) for each of the activities to be performed thereunder.

5.                                      FINANCIAL TERMS

5.1                               [Intentionally Omitted]

5.2                               Milestone Payments for Licensed Products.  In consideration of the grant by ImmunoGen of the license described in Section 2.1(a) hereof and subject to the other terms and conditions of this Agreement, Millennium will make the following payments in U.S. Dollars to ImmunoGen in accordance with Section 5.6(d) hereof within [***] days after achievement of each of the following milestone events by the first Licensed Product that achieves each such milestone:

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Milestone Payment

Clinical Milestones

(a) Initiation of first Phase I Clinical Study for a Licensed Product	$5.0 Million

(b) [***]	[***]

(c) [***]	[***]

Regulatory Milestones

(d) [***]	[***]

(e) [***]	[***]

(f) [***]	[***]

(g) [***]	[***]

(h) [***]	[***]

(i) [***]	[***]

Sales Milestones

(j) [***]	[***]

(k) [***]	[***]

(l) [***]	[***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

If the first of the milestones described in [***] above occurs before any of the milestones described in [***] above, then the milestone payments otherwise payable upon the occurrence of the milestones described in [***] above, to the extent not already paid, shall become due and payable at the same time as the first to occur of the milestones described in [***], as the case may be, and no milestone payment will be payable with respect to any [***] of the [***], as the case may be, for the Licensed Product.  It is hereby acknowledged and agreed that any milestone payment shall be [***], with respect to the [***] of the [***], regardless of how many times [***] is [***] and [***].  All milestone payments shall be non-refundable and non-creditable.  Millennium shall notify ImmunoGen of the achievement of each milestone hereunder as provided in Section 3.5(c) hereof.

5.3                               Payment of Royalties; Royalty Rates; Accounting for Royalties and Records.

(a)                                 Royalty Payments.  For each Licensed Product, on a Licensed Product-by-Licensed Product basis, commencing on the first date of First Commercial Sale of such Licensed Product in any country or jurisdiction in the Territory, Millennium shall pay to ImmunoGen the following royalties based on Net Sales of such Licensed Product sold by Millennium, its Affiliates and its Sublicensees, on an incremental basis in each Calendar Year during the Royalty Term, at the following rates:

For Calendar Year Worldwide	Royalty Rate
Net Sales of such Licensed Product	(% of Calendar Year Net Sales)

[***]

[***]

[***]

[***]

[***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                 Third Party Royalty Offset.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Millennium or any of its Affiliates or Sublicensees [***] to one or more Third Parties [***] with respect to such Third Party’s Patent Rights, or [***] of such Third Party’s Patent Rights that [***], are (i)  [***] to [***] the [***] or [***] of the applicable Licensed Product or (ii) [***] to [***] the [***] or [***] of the applicable Licensed Product, including, without limitation, the [***] or (iii) [***] to [***] the applicable [***] to its [***] (collectively, “Third Party Payments”), then Millennium shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to this Section 5.3 (but not the royalties otherwise due to ImmunoGen pursuant to Section 5.3(c) hereof, except as expressly provided in Section 5.3(f) hereof) with respect to Net Sales in such country of such Licensed Products in such Calendar Quarter by an amount equal to [***] of the amount of such Third Party Payments to the extent such Third Party Payments are [***] or [***] to the applicable Licensed Product.  For purposes of clarity, the term “Third Party Payments” includes, without limitation, any [***].  In the event that ImmunoGen disputes Millennium’s determination that any Third Party Payments are properly subject to the royalty offset set forth in this Section 5.3(b) or Millennium’s allocation of any such Third Party Payment to the applicable Licensed Product, ImmunoGen may by written notice to Millennium require that such dispute be resolved in accordance with Section 11.12 hereof; provided that Millennium shall have the right to [***]; provided further, that if any such dispute is resolved in favor of ImmunoGen, then within [***] days of such resolution, Millennium shall pay to ImmunoGen any adjustment in royalties due pursuant to this Section 5.3 as required by such resolution.  For the avoidance of doubt, this Section 5.3(b) shall not apply to any Third Party Payments payable by Millennium or any of its Affiliates or Sublicensees under any license or other agreement or understanding, written or oral, between Millennium or any of its Affiliates or Sublicensees, on the one hand, and any Third Party, on the other hand, [***].

(c)                                  Valid Claim Coverage.

(i)                                     No Patent Coverage.  Subject to Section 5.3(f) hereof, this Section 5.3(c) hereof shall not apply, on a country-by-country basis and Licensed Product-by-Licensed Product basis, to Net Sales of the applicable Licensed Product where such Licensed

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Product is Covered by a Valid Claim within the Licensed Patent Rights in such country.  Subject to the other terms of this Agreement (except for Section 5.3(b) hereof, which shall not apply, except as expressly provided in Section 5.3(f) hereof), on a country-by-country and Licensed Product-by-Licensed Product basis where and as of and when such Licensed Product is not Covered by a Valid Claim within the Licensed Patent Rights in a country, the royalties payable with respect to Net Sales of such Licensed Product sold by Millennium, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to ImmunoGen pursuant to this Section 5.3, using the methodology outlined in Schedule B attached hereto.  The Parties hereby acknowledge and agree that such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the unpatented Licensed Technology, including, without limitation, ImmunoGen’s Confidential Information and Proprietary Materials.

(ii)                                  Applicability of Royalty Rates.  For purposes of clarity, (A) if the composition of matter of a Licensed Product, or its manufacture, use, sale, offer for sale or importation is Covered by a Valid Claim in a country within the Territory such that this Section 5.3(c) would not apply in such country, and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the composition of matter of such Licensed Product, or its manufacture, use, sale, offer for sale or importation is no longer Covered by a Valid Claim in such country, then Section 5.3(c)(i) hereof would apply to royalties for Net Sales during the portion of the Royalty Term during which no such Valid Claim Covers any of the composition of matter of such Licensed Product or its manufacture, use, sale, offer for sale or importation in such country; and (B) if the composition of matter of such Licensed Product or its manufacture, use, sale, offer for sale or importation is not Covered by a Valid Claim in a country within the Territory such that Section 5.3(c)(i) hereof would apply in such country and, prior to the expiration of the Royalty Term for such Licensed Product in such country, the composition of matter of such Licensed Product or its manufacture, use, sale, offer for sale or importation becomes Covered by a Valid Claim within the Licensed Patent Rights in such country, then Section 5.3(c)(i) would cease to apply to royalties for Net Sales during that portion of the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Royalty Term during which such Valid Claim Covers the composition of matter of such Licensed Product or its manufacture, use, sale, offer for sale or importation in such country.

(iii)                               Definition of “Cover”.  A Valid Claim within the Licensed Patent Rights “Covers” the Licensed Product in a country if the composition of matter of the Licensed Product (or any components or intermediates thereof) or its or their manufacture, use, sale, offer for sale or importation in such country would infringe such Valid Claim but for the license granted under Section 2.1(a) hereof; provided, however, that in determining whether a Valid Claim within such Licensed Patent Rights “Covers” (as defined above) the Licensed Product under this Section 5.3(c), (A) any Valid Claim within the Licensed Patent Rights that is jointly owned by Millennium (or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen and (B) any Valid Claim contained in an [***] within the Licensed Patent Rights that has not been (1) canceled, withdrawn or abandoned or (2) [***] date shall be deemed to have been issued.  Anything contained in this Agreement to the contrary notwithstanding, the Millennium [***] Patents shall be disregarded for purposes of determining whether a Licensed Product is Covered by a Valid Claim in any country for purposes of this Section 5.3(c).

(d)                                 Loss of Market Exclusivity.  Subject to Section 5.3(f) hereof, if, with respect to a Calendar Quarter, Millennium or any of its Affiliates or Sublicensees experiences a Loss of Market Exclusivity for a Licensed Product in any country, then Millennium shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to this Section 5.3 with respect to Net Sales of such Licensed Product in such Calendar Quarter in such country by the percent set forth below of the amounts otherwise owed pursuant to this Section 5.3, in each case using the methodology outlined in Schedule B attached hereto:

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Generic Equivalents [***] for a Licensed Product in a country, as a percentage of total [***] of such Licensed Product (other than Generic Equivalents) and Generic Equivalents in such country	Reduction Rate
During the Base Royalty Term for such Licensed Product in such country
Greater than [***] (for the first Calendar Quarter in which a Loss of Market Exclusivity occurs, and thereafter greater than [***]) but less than [***]	[***]
[***] or greater	[***]
During the Extended Royalty Term for such Licensed Product in such country
Greater than [***] (or [***] if the first Calendar Quarter in which a Loss of Market Exclusivity occurs is during the Base Royalty Term) but less than [***]	[***]
[***] or greater	[***]

(e)                                  Effect of Challenge.  In further consideration of the grant by ImmunoGen of the license hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights is issued, if Millennium, its Affiliates initiates a Challenge or induces a Third Party (including, without limitation, a Sublicensee) to initiate or prosecute a Challenge in a country (the Licensed Patent Rights subject to such Challenge in such country being referred to herein as the “Challenged Patent Rights”), then during the period that such Challenge is pending, the royalty rates set forth in Section 5.3(a) or 5.3(d) hereof, as applicable, shall be increased by an additional [***] of annual Net Sales (the “Challenge-Related Royalty Increase”) in country(ies) in which the Challenged Patent Rights are being Challenged, excluding Japan (each, a “Challenge Jurisdiction”) commencing on the date of such initiation or the date Millennium, its Affiliates or Sublicensees first induces such Third Party, as applicable, but only with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdiction(s).  If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remains one or more Valid Claims within the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of the Licensed Product by Millennium or any of its Affiliates or Sublicensees in the applicable Challenge Jurisdiction, then (i) the Challenge-Related Royalty Increase shall remain in effect for the remainder of the Royalty Term with respect to Net Sales of Licensed Products in the applicable Challenge Jurisdiction, and (ii) Millennium shall reimburse ImmunoGen for its out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ and experts’ fees and expenses of litigation) incurred in responding to the Challenge.  Millennium shall be required to pay such reimbursement within [***] days of receiving an invoice therefor from ImmunoGen, which shall set forth in reasonable detail the basis for the charges for which ImmunoGen is seeking reimbursement.  If, following the final, unappealable conclusion of a Challenge in a Challenge Jurisdiction, there remain no Valid Claims within the Challenged Patent Rights that would be infringed by the manufacture, use, sale, offer for sale or importation of Licensed Products by Millennium or any of its Affiliates or Sublicensees in such Challenge Jurisdiction in the absence of the license granted under Section 2.1(a) hereof, then ImmunoGen shall reimburse Millennium for [***] by Millennium to ImmunoGen with respect to the Challenge-Related Royalty Increase with respect to the Challenge Jurisdiction (the “Clawback Amount”) as follows: (A) Millennium shall be entitled to credit [***] of each royalty payment due under Section 5.3 hereof as they become due from and after the final, unappealable conclusion of such Challenge in such Challenge Jurisdiction against the Clawback Amount [***] until reimbursed in full; and (B) any unreimbursed portion of the Clawback Amount [***] outstanding at the conclusion of the Royalty Term in all countries and jurisdictions in the Territory shall be paid to Millennium within [***] days after receipt by ImmunoGen of an invoice from Millennium therefor.  ImmunoGen may, at any time, and in its sole discretion, pay to Millennium all or any portion of Clawback Amount [***].  [***].

(f)                                    Minimum Royalty Rate.  Anything contained in this Agreement to the contrary notwithstanding, none of the reductions to royalties provided in Sections 5.3(b), 5.3(c) and 5.3(d) hereof, shall, individually or in the aggregate, [***] the royalties payable with respect to Net Sales of any Licensed Product sold by Millennium, its Affiliates and its Sublicensees in any country during the Royalty Term by more than [***] of the royalties otherwise owed to

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ImmunoGen pursuant to Section 5.3(a) or Section 5.3(e) hereof, as applicable, without giving effect to any royalty reduction provided in Section 5.3(b), or 5.3(c) or 5.3(d) hereof, except that, (i) with respect to any Calendar Quarter in the Extended Royalty Term for a Licensed Product in a country where Millennium or any of its Affiliates or Sublicensees [***], such reduction in royalties shall not exceed [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof, as applicable, without giving effect to any royalty reduction provided in Section 5.3(b), 5.3(c) or 5.3(d) hereof and (ii) the reductions to royalties provided in Section 5.3(b) hereof may reduce the royalties payable in any country by more than [***] of the royalties otherwise owed to ImmunoGen pursuant to Section 5.3(a) or 5.3(e) hereof, as applicable, without giving effect to any royalty reduction pursuant to Section 5.3(c) or 5.3(d) hereof, if such Third Party Payments arise in connection with a breach by ImmunoGen of [***] set forth in [***] made [***] or as a result of [***].

5.4                               Royalty Term.  Millennium shall pay royalties with respect to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until the later of (a) [***] years from the date of First Commercial Sale of such Licensed Product in such country or (b) the expiration of the last to expire Valid Claim within the Licensed Patent Rights that Covers the Licensed Product in such country (the “Royalty Term”).  On a country-by-country and Licensed Product-by-Licensed Product basis, the first [***] of the Royalty Term for such Licensed Product in such country is sometimes referred to herein as the “Base Royalty Term,” and the portion, if any, of the Royalty Term for such Licensed Product in such country following the Base Royalty Term is sometimes referred to herein as the “Extended Royalty Term.”  For purposes of determining whether a Valid Claim Covers the Licensed Product under this Section 5.4, (i) any Valid Claim within the Licensed Patent Rights that is jointly owned by Millennium (or any of its Affiliates) with ImmunoGen (or any of its Affiliates) shall be deemed to be owned solely by ImmunoGen or an Affiliate of ImmunoGen, and (ii) claims contained in [***] that [***], as of the date in question, [***] will be [***] for purposes of determining the expiration of the Royalty Term for a Licensed Product in such country under this Section 5.4.  Anything contained in this Agreement to the contrary notwithstanding, the Millennium [***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Patents shall be disregarded for purposes of determining whether a Licensed Product is Covered by a Valid Claim in any country for purposes of this Section 5.4.

5.5                               [***].  Millennium shall pay to ImmunoGen [***] of all [***] during the Royalty Term.

5.6                               Payment Terms.

(a)                                 Payment of Milestones; Payment of Royalties [***]; Reports.  Millennium shall make any milestone payments owed to ImmunoGen hereunder in U.S. Dollars, using the wire transfer provisions of Section 5.6(d) hereof within [***] days of the occurrence of the applicable event giving rise to the obligation and receipt by Millennium of an invoice from ImmunoGen to make such payment.  Millennium shall make any royalty payments and payments with respect to [***] owed to ImmunoGen in U.S. Dollars, quarterly within sixty (60) days following the end of each Calendar Quarter for which such royalties [***] are deemed to occur (as provided in the next sentence), using the wire transfer provisions of Section 5.6(d) hereof; provided that with respect to the last Calendar Quarter hereunder, any royalty [***] payments owed to ImmunoGen shall be made within [***] days following the end of the actual calendar quarter for which such royalties [***] are deemed to occur.  Determination of when a sale of any Licensed Product [***] occurs for purposes of this Agreement shall be made when the revenue from such sale [***] is recognized by Millennium in accordance with Millennium Accounting Standards or, in the case of Sublicensees, in accordance with such Sublicensees’ respective revenue recognition accounting standards, consistently applied.  Each royalty payment and Net Receipt payment shall be accompanied by a report specifying each of: (i) the Net Sales on a regional basis of each Licensed Product in the Territory during the reporting period by Millennium and its Affiliates and Sublicensees; (ii) the applicable exchange rate to convert each country’s currency to U.S. Dollars under Section 5.6(b) hereof; (iii) the applicable royalty rate(s) under this Agreement (specifying in reasonable detail each adjustment, if any, to the royalty rate(s) as provided in Sections 5.3(b)-(e) hereof, inclusive; (iv) the aggregate amount of Net Receipts received during the reporting period by Millennium, its Affiliates and Sublicensees; and (v) the royalties [***] payable, in U.S. Dollars, which shall have accrued hereunder with respect to such Net Sales [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                 Accounting.  All payments hereunder shall be made in U.S. dollars.  Royalties shall be calculated based on Net Sales in U.S. Dollars, with the conversion of Net Sales in each country to U.S. Dollars according the Millennium Standard Exchange Rate Methodology.

(c)                                  No Set-Off; Tax Withholding.  All payments made by Millennium to ImmunoGen hereunder shall be made without set-off (except as specifically provided in Section 5.3(e) hereof) or counterclaim and free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes, if any.  Millennium shall make any applicable withholding payments due on behalf of ImmunoGen and shall provide ImmunoGen with reasonable proof of payment of such withholding taxes, together with an accounting of the calculations of such taxes, within [***] days after such payment is remitted to the proper authority.  Any withheld tax remitted by Millennium to the proper authority shall be treated as having been paid by Millennium to ImmunoGen for all purposes of this Agreement.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required withholding tax payment, or in connection with any claim to a refund of or credit for any such payment.

(d)                                 Wire Transfers.  All payments hereunder shall be made to ImmunoGen in U.S. Dollars by bank wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Millennium from time to time.

5.7                               Overdue Payments.  Subject to the other terms of this Agreement, any payments hereunder not paid within the applicable time period set forth herein shall bear interest from the due date until paid in full, at a rate per annum equal to the lesser of (a) [***] the London Interbank Offered Rate for deposits in United States dollars having a maturity of one (1) month published by the British Bankers’ Association, as adjusted from time to time on the first London business day of [***], or (b) the maximum interest rate permitted by Applicable Laws in regard to such payments, calculated in each case from the date such payment was due through to the date on which payment is actually made; provided, however, that with respect to any disputed payments, no interest shall be due until such dispute is resolved and the interest that shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the original date on which the disputed payment was due through the date on which payment is actually made.  Such payments when made shall be accompanied by all interest so accrued.  Such interest and the payment and acceptance thereof shall not negate or waive the right of a Party to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.

5.8                               Records Retention; Audit.

(a)                                 Record Retention.  Commencing as of the date of First Commercial Sale of the first Licensed Product, Millennium and its Affiliates and Sublicensees shall keep for at least [***] years from the end of the Calendar Year to which they pertain complete and accurate records of sales by Millennium or its Affiliates or Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalty payments to be confirmed.

(b)                                 Audit.  Subject to the other terms of this Section 5.8(b), at the request of ImmunoGen, upon at least [***] Business Days’ prior written notice, but no more often than [***] per Calendar Year and not more frequently than [***] with respect to records covering any specific period of time, and at ImmunoGen’s sole expense (except as otherwise provided herein), Millennium shall permit an internationally recognized independent accounting firm [***] to inspect (during regular business hours) at such place or places where such records are customarily kept the relevant records required to be maintained by Millennium and its Affiliates and Sublicensees under Section 5.8(a) hereof.  At ImmunoGen’s request, and to the extent not previously reviewed, the independent accounting firm shall be entitled to audit the [***] years of Millennium’s records solely for purposes of verifying the items set forth in Section 5.8(a) hereof.  Before beginning the audit the independent accounting firm shall enter into a confidentiality agreement with both Parties substantially similar to the provisions of Section 6 hereof limiting the disclosure and use of such information by such independent accounting firm to authorized representatives of the Parties and the purposes germane to this Section 5.8(b).  Such independent accounting firm shall provide its audit report and basis for any determination to Millennium at the time such report is provided to ImmunoGen.  Millennium and ImmunoGen shall each have the right to request a further determination by such independent accounting firm as to matters

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

which such Party disputes within [***] days following receipt of such report.  The Party initiating a dispute will provide the other Party and the independent accounting firm with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the independent accounting firm shall undertake to complete such further determination within [***] days after the dispute notice is provided, which determination shall be limited to the disputed matters and provided to both Parties.  The Parties shall use reasonable efforts, through the participation of finance representatives of both Parties, to resolve any dispute arising in relation to the audit by good faith discussion.  The results of any such audit, reflecting the independent accounting firm’s determination of any disputed matters, shall be binding on both Parties absent manifest error.  ImmunoGen agrees to treat the results of any such independent accounting firm’s review of Millennium’s records under this Section 5.8(b) as Confidential Information of Millennium subject to the terms of Section 6 hereof.  If any such audit reveals a deficiency in the calculation of royalties resulting in any underpayment by Millennium, Millennium shall pay ImmunoGen the amount remaining to be paid (plus interest thereon at a rate provided in Section 5.7 hereof) on or before the date the next quarterly royalty payment would otherwise be due (or, if Millennium is notified of such deficiency after the expiration of the Royalty Term, within [***] days from the date of Millennium’s receipt of written notification of such deficiency), and if such underpayment is by [***] or more of the amount due, Millennium shall pay the reasonable costs and expenses of the audit.  If any audit reveals an excess in the calculation of royalties resulting in an overpayment by Millennium, Millennium may invoice ImmunoGen for such overpayment, and ImmunoGen will pay such invoice within [***] days from the date of its receipt of such invoice.

6.                                      TREATMENT OF CONFIDENTIAL INFORMATION

6.1                               Confidentiality.

(a)                                 Confidentiality Obligations.  ImmunoGen and Millennium each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and Millennium each agrees that, subject to Section 6.1(b) hereof, during the Term and for an additional [***] years thereafter, (i) it will not disclose, and will

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

cause its Affiliates (and, in the case of Millennium, its Sublicensees and Permitted Third Party Service Providers) not to disclose, any Confidential Information of the other Party and (ii) it will not use, and will cause its Affiliates (and, in the case of Millennium, its Sublicensees and Permitted Third Party Service Providers) not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates (and, in the case of Millennium, its Sublicensees and Permitted Third Party Service Providers) to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.  Upon request, ImmunoGen shall return or destroy all Confidential Information and Proprietary Materials of Millennium, and certify the same to Millennium, provided that ImmunoGen may retain, subject to this Section 6, (A) one (1) copy of the Confidential Information of Millennium in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of Millennium contained in laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes, and (D) any Confidential Information of Millennium to the extent reasonably required to exercise its rights hereunder or under any other Exclusive License.

(b)                                 Limited Disclosure.  Each Receiving Party shall be entitled to disclose the Disclosing Party’s Confidential Information to its Affiliates (and, in the case of Millennium, its Sublicensees and Permitted Third Party Service Providers) and their respective Representatives to enable the Receiving Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that such disclosure shall only be made to Persons who are bound by written obligations at least as stringent as those described in Section 6.1(c) hereof.  In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure (i) is reasonably necessary to file, prosecute or maintain patents or patent

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

applications, or to file, prosecute or defend litigation related to patents or patent applications, subject to Section 7.2(f) hereof and otherwise in accordance with this Agreement, or (ii) as required by Applicable Laws, provided that in the case of any disclosure under this clause (ii), the Receiving Party shall (A) if practicable, provide the Disclosing Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (B) if requested by the Disclosing Party, cooperate in all reasonable respects with the Disclosing Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the Disclosing Party’s expense, and (C) use good faith efforts to incorporate the comments of the Disclosing Party in any such disclosure or request for confidential treatment or a protective order.

(c)                                  Employees, Consultants and Subcontractors.  ImmunoGen and Millennium each hereby represents and warrants that all of its and its Affiliates’ Representatives who participate in the activities contemplated by this Agreement or who otherwise have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates (and, in the case of Millennium, its Sublicensees and Permitted Third Party Service Providers) to use, reasonable efforts to enforce such obligations.

(d)                                 [***]

6.2                               Publicity.  The Parties acknowledge that the terms of this Agreement constitute the Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1(b) hereof.  In addition, either Party may disclose the terms of this Agreement (a) on a need-to-know basis to such Party’s [***] advisors and (b) as reasonably necessary in connection with any actual or potential (i) debt or equity financing of such Party or (ii) purchase by any Third Party of all the outstanding capital stock or all or substantially all of the assets of such Party or any merger or consolidation involving such Party; provided that ImmunoGen shall not

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

disclose the identity of the Licensed Target under this clause (b) [***]; and provided further that in each case the Person to whom the terms of this Agreement is to be disclosed agrees in writing to maintain the confidentiality of such information with terms at least as protective as those contained in Section 6.1(a) hereof.  Anything contained in this Agreement to the contrary notwithstanding, upon the execution of this Agreement ImmunoGen may issue a press release with respect to this Agreement (the final form of which shall have been reviewed and approved by Millennium prior to the Effective Date, which approval shall not be unreasonably withheld, conditioned or delayed) and either Party may make subsequent and repeated public disclosure of the contents thereof without further approval of the other Party.  After issuance of such press release, neither Party shall publish, present or otherwise disclose publicly any material related to events arising under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that notwithstanding the foregoing, (A) neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws; (B) each Party shall be permitted to publish such material in scientific journals or present such material at scientific conferences in accordance with Section 6.3 hereof; and (C) ImmunoGen shall be permitted to publicly announce the occurrence of any milestone event under Section 5.2 hereof, but not the amount payable to ImmunoGen in connection therewith except to the extent required by Applicable Laws.  Either Party may make subsequent and repeated public disclosure of the contents of any disclosures permitted by the preceding sentence without the prior written consent of the other Party.

6.3                               Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

premature publication or dissemination of results of the activities hereunder.  ImmunoGen agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Development, manufacture, use and Commercialization of a Licensed Product without the prior review by and approval of Millennium.  Millennium shall provide to ImmunoGen the opportunity to review each of Millennium’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that contain ImmunoGen’s Confidential Information or disclose any unpatented Technology within the Licensed Intellectual Property at least [***] days prior to its intended presentation or submission for publication, and Millennium agrees, upon written request from ImmunoGen given within such [***]-day period, not to submit such abstract or manuscript for publication or to make such presentation until ImmunoGen is given up to [***] days [***] from the date of such written request to seek appropriate patent protection for any unpatented Technology disclosed in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards. ImmunoGen agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Development, manufacture, use or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Commercialization of a Licensed Product.  [***]  To the extent the provisions of this Section 6.3 are inconsistent with the provisions of Section 6.3 of the Multi-Target Agreement as applied to a Licensed Product, the provisions of this Section 6.3 shall take precedence.

6.4                               Integration.  As to the subject matter of this Agreement, this Section 6 supersedes any confidential disclosure agreements between the Parties, including, without limitation, the Confidentiality Agreement and the confidentiality provisions of the Multi-Target Agreement.  Any confidential information of a Party disclosed under any such agreement relating to the subject matter of this Agreement shall be treated as Confidential Information of such Party hereunder, subject to the terms of this Section 6.

7.                                      PROVISIONS CONCERNING THE FILING, PROSECUTION AND
MAINTENANCE OF PATENT RIGHTS

7.1                               Ownership of Intellectual Property; Disclosure.  Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.

(a)                                 ImmunoGen Solely Owned Intellectual Property.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties, ImmunoGen shall be the sole owner of the Licensed Intellectual Property (other than the Joint Product Technology and Joint ADC Platform Improvements included therein and any Patent Rights claiming such Joint Product Technology and Joint ADC Platform Improvements).

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b)                                 Millennium Solely Owned Intellectual Property.  Anything contained in this Agreement to the contrary notwithstanding, as between the Parties, Millennium shall be the sole owner of Millennium Product Technology and Millennium ADC Platform Improvements and any Patent Rights claiming such Millennium Product Technology and Millennium ADC Platform Improvements.

(c)                                  Jointly Owned Technology.

(i)                                     Ownership of Joint Product Technology and Joint ADC Platform Improvements.  All Joint Product Technology and Joint ADC Platform Improvements shall be jointly owned by ImmunoGen and Millennium.  The Parties shall also jointly own any Patent Rights claiming such Joint Product Technology and Joint ADC Platform Improvements, with each Party holding an undivided one-half interest therein.

(ii)                                  Disclosure.  Each Party shall provide to the other Party any invention disclosure related to any Joint Product Technology or Joint ADC Platform Improvements within thirty (30) days after such Party receives such disclosure from its employees or others obligated to assign inventions to such Party or any Affiliate of such Party.

(d)                                  Patent Committee.  If not already established under the Multi-Target Agreement, prior to [***], the Parties shall establish a committee (the “Patent Committee”) comprised of at least one (1) representative of each Party who is registered to practice before the U.S. Patent and Trademark Office for the purpose of facilitating the preparation, filing, prosecution, maintenance and defense of Patent Rights claiming ImmunoGen Product Technology, ImmunoGen [***] ADC Platform Improvements, Joint Product Technology or Joint ADC Platform Improvements.  As agreed upon by the Parties, meetings of the Patent Committee may be face-to-face or may be conducted by teleconferences or videoconferences, from time to time as needed.  The Patent Committee will be the forum through which the Parties coordinate their respective obligations to each other described in this Section 7 and discuss Millennium’s relevant global patent strategy.

(e)                                   Freedom to Operate.  Anything contained in this Agreement to the contrary notwithstanding, the Parties hereby agree that either Party and its Affiliates shall be free to use and disclose all Joint Product Technology and Joint ADC Platform Improvements for any

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

and all uses other than the uses contemplated under this Agreement, the Multi-Target Agreement or any other Exclusive License without obtaining the prior approval of the other Party and without any duty to account or otherwise make any payment of compensation to the other Party; provided, that (i) the Parties agree not to disclose any invention within the Joint Product Technology or Joint ADC Platform Improvements in a manner that would prejudice either Party’s ability to patent such invention and (ii) ImmunoGen’s use of Joint Product Technology and Joint ADC Platform Improvements shall be subject to the restrictions set forth in Sections 2.3, 3.1(a) and 3.1(b) of the Multi-Target Agreement and Sections 2.2 and 2.3 of this Agreement or any other Exclusive License.  Any use by Millennium or any of its Affiliates or Sublicensees of Joint Product Technology or Joint ADC Platform Improvements as contemplated by this Agreement or in the manufacture, use, sale or importation of Licensed Products shall be governed by terms of this Agreement (without regard to this Section 7.1(e)).

7.2                               Patent Filing, Prosecution and Maintenance.

(a)                                 Millennium Product Technology; Millennium [***] ADC Platform Improvements.  Millennium, acting through patent counsel or agents of its choice, shall have the sole right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming Millennium Product Technology or Millennium [***] ADC Platform Improvements.

(b)                                 Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents selected by ImmunoGen (and, in the case of Joint ADC Platform Improvements (other than Joint [***] ADC Platform Improvements, which are addressed in Section 7.2(d) hereof) approved by Millennium, which approval shall not be unreasonably withheld, conditioned or delayed), shall have the first right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Licensed Patent Rights (other than Licensed Patent Rights claiming ImmunoGen [***], Joint Product Technology, ImmunoGen [***] ADC Platform Improvements, or Joint [***] ADC Platform Improvements, which are addressed in Sections 7.2(c) and (d) hereof).  With respect to any Licensed Patent Rights claiming Joint ADC Platform Improvements (other than Joint [***] ADC Platform Improvements, which are addressed in Section 7.2(d) hereof), ImmunoGen will keep

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Millennium reasonably informed (through the Patent Committee or otherwise) of the status of the filing, prosecution and maintenance of any such Patent Rights, including, without limitation, by using commercially reasonable efforts to provide Millennium a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that Millennium has a reasonable opportunity to review and comment. ImmunoGen shall [***].  ImmunoGen shall provide Millennium with an updated list of Licensed Patent Rights on a semi-annual basis.

(c)                                   ImmunoGen [***]; ImmunoGen [***] ADC Platform Improvements.  [***], acting through patent counsel or agents selected by [***] and approved by [***], which approval shall not be unreasonably withheld, conditioned or delayed, shall have the first right and authority, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming ImmunoGen [***] and ImmunoGen [***] ADC Platform Improvements.  With respect to any such Patent Rights, [***] will provide [***] with a copy of any [***] under this Section 7.2(c), and any [***] (with [***], if any) or other [***] or [***] related to any [***] involving Patent Rights covered by this Section 7.2(c) (collectively, “Patent-Related Filings”) for review and comment reasonably in advance of [***].  [***] will not [***] any such Patent-Related Filings over any [***] by [***] that such [***] would be [***] or would otherwise be [***].  Any disputes with regard to the foregoing shall be resolved by [***]; provided, however, that both Parties shall work in a timely fashion to avoid loss of patent term adjustment in any relevant Patent-Related Filings and in no event shall [***] be required to [***] for a Patent-Related Filing as a result of such procedure.

(d)                                 Joint Product Technology; Joint [***] ADC Platform Improvements; Millennium ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements).  Millennium shall have the first right, but not the obligation, at its sole cost and expense and in its sole discretion, to prepare, file, prosecute and maintain all Patent Rights claiming Joint Product Technology, Joint [***] ADC Platform Improvements or Millennium

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ADC Platform Improvements (other than Millennium [***] ADC Platform Improvements, which are addressed in Section 7.2(a) hereof), using patent counsel and agents selected by Millennium (and, in the case of Joint Product Technology and Joint [***] ADC Platform Improvements, approved by ImmunoGen, which approval shall not be unreasonably withheld, conditioned or delayed).  With respect to any such Patent Rights, Millennium will keep ImmunoGen reasonably informed (through the Patent Committee or otherwise) of the status of the filing, prosecution and maintenance of any such Patent Rights, including, without limitation, by using commercially reasonable efforts to provide ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment. Millennium shall [***].

(e)                                   Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, prosecution and maintenance of any Patent Rights pursuant to this Section 7.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring employees or others to execute such papers or instruments, so as to effectuate the ownership of such Patent Rights and to enable the filing, prosecution, maintenance and extension thereof in any country or region.  In addition, the Parties shall reasonably cooperate with each other in obtaining [***] in any country in the Territory where applicable to the Licensed Patent Rights including by consulting with one another with the objective of [***] to the extent permitted by Applicable Laws.  In any event, any [***] for any such [***] applicable to the Licensed Patent Rights with respect to any Licensed Product shall be [***] only upon [***], provided that in the [***],[***] (i) shall have the right to [***] on [***] and (ii) shall have the [***] right to [***] (including a [***]) to obtain a [***] for a Licensed Product in [***], and [***] shall then have the right to [***] within the Licensed Patent Rights to [***], if available, for such Licensed Product in [***] to the extent permissible under Applicable Laws.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f)                                   Improper Patent Filings.  Each Party agrees that, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, neither it nor any of its Affiliates will [***].

7.3                               Abandonment.

(a)                                 ImmunoGen.  If ImmunoGen decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights for which it is the filing party under Section 7.2(b) hereof in any country or region in the Territory, ImmunoGen shall inform Millennium of such decision promptly and, in any event, so as to provide Millennium a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  Millennium shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at Millennium’s sole expense and through patent counsel or agents of its choice.  Millennium shall not become an assignee of ImmunoGen’s interest in such Licensed Patent Rights as a result of its assumption of such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights for which ImmunoGen is the filing party under Section 7.2(b) hereof, ImmunoGen shall promptly deliver to Millennium copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Millennium to assume such prosecution, maintenance and defense.

(b)                                 Millennium.  If Millennium decides to abandon or allow to lapse, or otherwise determines to not prosecute or defend, any of the Patent Rights for which Millennium is the filing party under Sections 7.2(c) and 7.2(d) hereof in any country or region in the Territory, Millennium shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution, maintenance or defense of such Patent Rights in such country or region and paying any required fees to maintain such Patent

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice; provided that ImmunoGen’s prosecution or defense of any Patent Rights shall not be inconsistent with Millennium’s global patent strategy therefor.  ImmunoGen shall not become an assignee of Millennium’s interest in such Patent Rights as a result of its assumption of such responsibility.  Upon transfer of Millennium’s responsibility for prosecuting, maintaining and defending any of the Patent Rights for which Millennium is the filing party under Sections 7.2(c) and 7.2(d) hereof, Millennium shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense.

7.4                               Third Party Infringement.

(a)                                 If either Party becomes aware of any possible infringement of, including submission by any Third Party of an application under subsection (k) of Section 351 of the PHSA, with respect to a product Targeting the Licensed Target the manufacture, use, offer for sale, sale or import of which infringes any Licensed Patent Rights (an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).  In the event the Infringement involves such Third Party’s application under subsection (k) of Section 351 of the PHSA, the Parties shall act in accordance to Section 7.5 hereof.

(b)                                 Millennium shall have the sole right and option, but not the obligation, to eliminate such Infringement with respect to Patent Rights claiming Millennium Product Technology and Millennium ADC Platform Improvements by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, include attorneys’ fees, relating to such legal proceedings or other action shall be borne by Millennium.

(c)                                  ImmunoGen shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Licensed Patent Rights (other than Licensed Patent Rights claiming ImmunoGen [***], Joint Product Technology, ImmunoGen [***] ADC Platform Improvements, or Joint ADC Platform Improvements, which are addressed in Sections 7.4(d)

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

and (e) hereof) by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.  If ImmunoGen does not take commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice, then Millennium shall have the right and option to do so at its expense, provided that if ImmunoGen has commenced negotiations with an alleged infringer for elimination of such Infringement in accordance with this Section 7.4(c) within such [***] period, then ImmunoGen shall have an additional [***] days to conclude its negotiations before Millennium may take steps to eliminate such Infringement.

(d)                                 [***] shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Patent Rights claiming ImmunoGen [***] and ImmunoGen [***] ADC Platform Improvements by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by [***].  If [***] does not take commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice, then [***] shall have the right and option to do so at its expense, provided that if [***] has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***] period, then [***] shall have an additional [***] days to conclude its negotiations before [***] may take steps to eliminate such Infringement; provided, further, that any action by [***] to eliminate Infringement under this Section 7.4(c) shall not [***].

(e)                                  Millennium shall have the first right and option, but not the obligation, to eliminate such Infringement with respect to Patent Rights claiming Joint Product Technology and Joint ADC Platform Improvements by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including, without limitation, attorneys’ fees, relating to such legal proceedings or other action shall be borne by Millennium.  If Millennium does not take commercially reasonable steps to eliminate the Infringement [***] days from any Infringement Notice, then ImmunoGen shall have the right and option to do so at its expense, provided that if Millennium has commenced negotiations with an alleged infringer for

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

elimination of such Infringement within such [***], then Millennium shall have an additional [***] days to conclude its negotiations before Millennium may take steps to eliminate such Infringement; provided, further, that any action by ImmunoGen to eliminate Infringement under this Section 7.4(e) shall not [***].

(f)                                   ImmunoGen shall not consent to the entry of judgment or enter into any settlement with respect to any Infringement claim or proceeding under this Section 7.4 involving ImmunoGen [***], Joint Product Technology, ImmunoGen ADC Platform Improvements or Joint ADC Platform Improvements without the prior written consent of Millennium, which consent shall not be unreasonably withheld, conditioned or delayed.  Millennium shall not consent to the entry of judgment or enter into any settlement with respect to any Infringement claim or proceeding under this Section 7.4 involving Joint Product Technology, Joint ADC Platform Improvements or any other Licensed Patent Rights without the prior written consent of ImmunoGen, which consent shall not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, for clarity, except as provided in Sections 2.2 and 2.3 hereof, in no event shall ImmunoGen or any of its Affiliates have the right to [***] with respect to [***] without Millennium’s prior written consent.

(g)                                  Each Party shall have the right to participate, and be represented by counsel that it selects, at its own expense, in any legal proceedings or other action instituted under this Section 7.4 by the other Party.  If a Party with the right to initiate legal proceedings under this Section 7.4 to eliminate Infringement lacks standing to do so and the other Party has standing to initiate such legal proceedings, such Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

(h)                                 In any action, suit or proceeding instituted under this Section 7.4, each Party shall cooperate with and assist the other Party, at the other Party’s request, in all reasonable respects.  Upon the reasonable request of the Party initiating such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall have the option of retaining separate counsel of its own choice and shall bear all costs and expense of such separate counsel’s representation.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(i)                                     Unless otherwise mutually agreed by the Parties, any damages, amounts received in settlement, judgment or other monetary awards recovered by either Party pursuant to Section 7.4(b), (c), (d) or (e) hereof, whether by settlement or judgment (“Monies”), shall be allocated in the following order:

(i)                                     the Monies will be distributed first to [***] for its costs and expenses incurred under Section 7.4(b), (c), (d) or (e) hereof, as applicable;

(ii)                                  the Monies will then be distributed to [***] for its costs and expenses incurred under Section 7.4(g) or (h) hereof; then

(iii)                               if [***] is the controlling Party, then [***] will retain any Monies remaining after the distributions described in subsections (i) and (ii) above, including, without limitation, those for [***], applicable to the Licensed Products, and [***] shall pay to [***] on such [***] as if such [***];

(iv)                              if [***] is the controlling Party, then all Monies remaining after the distributions described in subsections (i) and (ii) above, including, without limitation, those for [***] shall be [***] such that [***] of such Monies shall be [***] and [***] of such Monies shall be [***].

To the extent that the Monies recovered with respect to a product that infringes any Licensed Patent Rights [***], and (A) the applicable decision-making authority in the action, suit or proceeding has not allocated the [***], or (B) the Monies were recovered pursuant to an out-of-court settlement or compromise of claims without the determination of a Third Party decision-maker, then the Parties shall use good faith efforts to agree to [***] based on the [***]; provided that if, notwithstanding such good faith efforts, the Parties are unable to agree as to [***] on such basis, then the Parties shall submit such matter to [***] for resolution; provided that the determination of such [***], shall be [***].  The Parties shall [***] the [***] related to the resolution of this matter.  The Parties acknowledge and agree that any [***] to the [***] shall be [***].  Anything contained in this Agreement to the contrary notwithstanding, only the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Monies allocable to the Licensed Patent Rights shall be distributed in accordance with subsections (i) through (iv) hereof, and all other Monies shall be [***] by [***] and [***] shall have no rights with respect thereto.

7.5                               Response to Biosimilar Applicants.

(a)                                 Notice.  In the event that either Party (i) receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) for which a Licensed Product is a “reference product,”  whether or not such notice or copy is provided under any Applicable Laws (including under the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”), the United States Patient Protection and Affordable Care Act or implementing FDA regulations and guidance) applicable to the approval or manufacture of any biosimilar or interchangeable biological product (a “Proposed Biosimilar Product”), or (ii) otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then such Party shall promptly provide the other Party with written notice.  The terms “reference product” and “biosimilar or interchangeable biological product” shall have the meaning given those terms in the BPCIA.

(b)                                 Access to Confidential Information.  Upon written request from ImmunoGen and to the extent permitted by Applicable Laws, Millennium shall provide ImmunoGen with confidential access to the Biosimilar Application and such other information that describes the process used to manufacture the Proposed Biosimilar Product, in each case, to the extent provided to Millennium by the Third Party that submitted the Biosimilar Application (the “Applicant”); provided, however, that prior to receiving the Biosimilar Application and such confidential information, ImmunoGen shall provide notice to Millennium and the Applicant confirming its agreement to be subject to the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA.

(c)                                  Proposed Patent List.

(i)                                     Preparation of Initial Patent List.  As soon as practicable after the date of receipt by Millennium of a copy of a Biosimilar Application and related manufacturing

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

information and ImmunoGen’s receipt of the notice contemplated by Section 7.5(a) hereof, or within such other timeframe as the Parties may agree, each Party shall prepare a proposed list (the “Proposed Initial Patent List”) of those patents within the Licensed Patent Rights that such Party reasonably believes would be infringed by the manufacture or sale of the Proposed Biosimilar Product and shall exchange such Proposed Initial Patent List with the other Party.  Millennium shall indicate to ImmunoGen those patents within the Licensed Patent Rights, if any, that Millennium would be willing to sublicense to such Applicant in accordance with the terms of this Agreement.  The Parties shall exchange such Proposed Initial Patent List no later than [***] after the date of receipt by Millennium of a copy of the Biosimilar Application and related manufacturing information but in any event at least [***] prior to sending the Initial Patent List to the Applicant.  As soon as practicable following the date of exchange by the Parties of the Proposed Initial Patent List, ImmunoGen and Millennium shall discuss in good faith the patents within the Licensed Patent Rights to be included on the list to be sent to the Applicant under Section 351(l)(3)(A) of the PHSA (the “Initial Patent List”) and Millennium shall consider in good faith ImmunoGen’s written proposals for changes to the Proposed Initial Patent List with respect to the patents within the Licensed Patent Rights.  Not later than [***] days following Millennium’s receipt of the Biosimilar Application and related manufacturing information under Section 351(l)(2) of the PHSA, Millennium shall provide the Applicant with a copy of the Initial Patent List. Millennium shall have the right to include any of the patents within the Licensed Patent Rights on the Initial Patent List to the extent that Millennium reasonably believes that a claim of patent infringement for such patent could reasonably be asserted by either ImmunoGen or Millennium.

(ii)                                  Disclosure of Applicant’s Response.  Provided that ImmunoGen has agreed to comply with the confidentiality provisions in Section 351(l)(1)(B)(iii) of the PHSA and to the extent permitted by Applicable Laws, Millennium shall provide to ImmunoGen no later than [***] days from the date of receipt thereof by Millennium, any response from the Applicant with regard to any patent within the Licensed Patent Rights included on the Initial Patent List, including any response required under Section 351(l)(3)(B) of the PHSA (the “Applicant Response”).

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(iii)                               Preparation of Millennium Response. As soon as practicable from the date of receipt by Millennium of the Applicant Response, or within such other timeframe as the Parties may agree, Millennium, with cooperation and assistance from ImmunoGen, shall prepare a proposed response (the “Proposed Millennium Response”).  Millennium shall provide the Proposed Millennium Response to ImmunoGen no later than [***] after the date of receipt by Millennium of the Applicant Response but in any event at least [***] days prior to sending the Millennium Response to the Applicant.  For clarity, Millennium shall not be required to include any proposed response to the Applicant relating to any patents other than the Licensed Patent Rights in the Proposed Millennium Response that it provides to ImmunoGen.  Further, any response to the Applicant under Section 351(l)(3)(C) of the PHSA or other Applicable Laws (“Millennium Response”), and all decisions relating to subsequent procedures under the BPCIA with regard to any patent other than those included within the Licensed Patent Rights, shall be within the sole discretion of Millennium.  As soon as practicable following the date of receipt by ImmunoGen of the Proposed Millennium Response, the Parties shall discuss in good faith the statements in the Proposed Millennium Response and Millennium shall consider in good faith ImmunoGen’s proposals for changes to the Proposed Millennium Response.  Not later than [***] following Millennium’s receipt of the Applicant Response, Millennium shall provide the Applicant with a copy of the Millennium Response.

(iv)                              Negotiation; ImmunoGen Rights.  After Millennium provides the Applicant with a copy of the Millennium Response, Millennium shall commence good faith negotiations with the Applicant for a period of not more than [***] days (the “Negotiation Period”) in an effort to reach agreement on the patents on the Initial Patent List or the Applicant’s list pursuant to Section 351(l)(3)(B) of the PHSA that will be the subject of an immediate patent infringement litigation (the “Infringed Patent List”) pursuant to Section 351(l)(6) of the PHSA (an “Immediate Patent Infringement Action”).  Regardless of whether Millennium and the Applicant reach agreement under Section 351(l)(4)(A) of the PHSA on the Infringed Patent List, Millennium shall have the final decision and right to determine under Section 351(l)(5)(B) of the PHSA which patents of those on the Initial Patent List should be the subject of an Immediate Patent Infringement Action.  Notwithstanding the foregoing, to

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the extent the Initial Patent List includes patents within the Licensed Patent Rights, Millennium shall consult with ImmunoGen regarding the listing strategy and discuss listing any patents within such Licensed Patent Rights in the list of patents to be provided by Millennium to the Applicant pursuant to Section 351(l)(5)(B)(i)(II) of the PHSA and to consider in good faith any suggestions or changes ImmunoGen proposes.  Both Parties shall cooperate and strategize for the best interests of the applicable Licensed Product.  Within [***] days following the exchange of such lists by Millennium and the Applicant pursuant to Section 351(l)(5)(B)(i) of the PHSA, Millennium shall, to the extent permitted by Applicable Laws, notify ImmunoGen of any Licensed Patent Rights included on the combined list(s) referenced in Section 351(l)(6)(A) or (B) of the PHSA that will be the subject of an Immediate Patent Infringement Action.

(v)                                 Supplements to Initial Patent List.  ImmunoGen shall inform Millennium within [***] days of receipt of an issue notification of any U.S. patent within the Licensed Patent Rights that is issued after Millennium has provided the Initial Patent List to the Applicant and shall provide Millennium with a copy of the allowed claims in such U.S. patent.  As soon as practicable following the issuance of such U.S. patent, ImmunoGen shall provide Millennium with a copy of the issued patent and both Parties shall discuss in good faith whether such patent would be infringed by the manufacture or sale of the Proposed Biosimilar Product and whether such patent should be included in the Initial Patent List.  To the extent permitted by Applicable Laws, Millennium shall provide the Applicant with a supplement to the Initial Patent List to include any such patent disclosed to Millennium pursuant to the preceding sentence not later than [***] days after issuance of the patent should Millennium decide to include such patent in the Initial Patent List.

(d)                                 Claims, Suits and Proceedings.

(i)                                     Immediate Patent Infringement Action.  With respect to any patents within the Licensed Patent Rights or any Patent Rights claiming Millennium ADC Platform Improvements (other than Millennium Licensed Product-Specific ADC Platform Improvements) that are to be the subject of an Immediate Patent Infringement Action, the Parties’ respective rights and obligations with respect to the litigation of such patents (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Immediate Patent Infringement Action, and obligations to pay legal costs and expenses with respect to such Immediate Patent Infringement Action) shall be as set forth in Sections 7.4(b) through 7.4(i) hereof, to the extent permitted by Applicable Laws, except that the Party having the first right to file a claim for Infringement against the Applicant with respect to any such patent subject to an Immediate Patent Infringement Action shall file any such claim within [***] days after agreement is reached as to the Infringed Patent List under Section 351(l)(4)(A) of the PHSA or after the exchange of the lists under Section 351(l)(5)(B) of the PHSA, as applicable.  If Applicable Laws do not permit each Party to file any such claim as contemplated by Sections 7.4(b) through 7.4(e) hereof, then Millennium shall have the right to file such claim and ImmunoGen shall provide such assistance and take such actions as Millennium may reasonably request to enable Millennium to exercise such right.

(ii)                                  Preliminary Injunction.  Either Party shall, within [***] days of receiving any notice of commercial marketing provided by the Applicant pursuant to Section 351(l)(8)(A) of the PHSA (the “Premarket Notice”), notify the other Party.  Thereafter, the Parties’ respective rights and obligations with respect to any litigation pursuant to Section 351(l)(8)(B) of the PHSA (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(i) hereof to the extent permitted by Applicable Laws.

(iii)                               Cooperation; Standing.  If a Party with the right to initiate legal proceedings under this Section 7.5(d) lacks standing to do so (or lacks the right under the BPCIA to do so) and the other Party has standing (or the sole right under the BPCIA) to initiate such legal proceedings, such Party with standing or the right under the BPCIA to initiate legal proceedings shall initiate such legal proceedings at the request and expense of the other Party, and the Party initiating such legal proceedings shall provide such assistance and take such actions as the other Party may reasonably request to enable such other Party to exercise its rights under Section 7.5(d) hereof to the fullest extent permitted by Applicable Laws.

(e)                                  Changes in Applicable Law.  The Parties have agreed to the provisions of this Section 7.5 on the basis of the BPCIA and other Applicable Laws in effect as of the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Effective Date.  If there are any material changes to the BPCIA or other Applicable Laws, including judicial interpretations of such Applicable Laws, that would affect these provisions, the Parties will discuss amendments to this Section 7.5 in good faith.  Except as expressly provided in this Section 7.5, nothing in this Agreement shall be construed to limit or restrict Millennium’s ability to exercise any rights or remedies available to it under the BPCIA or other Applicable Laws with respect to any Biosimilar Application for which a Licensed Product is a reference product, and ImmunoGen shall provide such assistance and take such actions as Millennium may reasonably request to enable Millennium to exercise such rights and remedies.

(f)                                   In the event either Party receives notice or otherwise learns of an application submitted in any jurisdiction outside of the United States for biologic that relies on data concerning or the previous approval of a Licensed Product (similar to a Biosimilar Application as that term is defined in this Agreement), it shall promptly inform the other Party.  The Parties’ respective rights and obligations with respect to the response to such application (including rights to initiate, step in, participate in, settle and share amounts recovered in connection with such response, and obligations to pay legal costs and expenses with respect to such response) shall be as set forth in Sections 7.4(b) through 7.4(i) hereof to the extent permitted by Applicable Laws, provided that for these purposes such application shall be deemed to be an Infringement.

7.6                               Invalidity or Unenforceability Defenses or Actions.  In the event that the Applicant asserts, as a defense or as a counterclaim in any infringement action under Section 7.5(d) hereof, that any of the Licensed Patent Rights or any Patent Rights claiming Millennium ADC Platform Improvements, Joint Product Technology or Joint ADC Platform Improvements is invalid or unenforceable, then the Parties’ respective rights and obligations with respect to the response to such defense or the defense against such counterclaim, as applicable, (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(i) hereof to the extent permitted by Applicable Laws; provided that for these purposes any such defense or counterclaim shall be deemed to be an Infringement. In all other cases, including any declaratory judgment action or similar action or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

claim filed by an Applicant asserting that any of the Licensed Patent Rights or any Patent Rights claiming Millennium ADC Platform Improvements, Joint Product Technology or Joint ADC Platform Improvements is invalid or unenforceable (as in a declaratory judgment action brought by the Applicant following the Premarket Notice), then the Parties’ respective rights and obligations with respect to such action (including rights to initiate, step in, participate in, settle and share amounts recovered pursuant to such action, and obligations to pay legal costs and expenses with respect to such action) shall be as set forth in Sections 7.4(b) through 7.4(i) hereof to the extent permitted by Applicable Laws; provided that for these purposes any such case shall be deemed to be an Infringement.

7.7                               Defense of Claims.  If any action, suit or proceeding is brought or threatened against either Party or an Affiliate or Sublicensee alleging infringement of the Technology or Patent Rights of a Third Party by reason of use by Millennium or an Affiliate or Sublicensee of the Licensed Intellectual Property in the Development, manufacture, use or Commercialization of any Licensed Product, the Party first receiving notice of such actual or threatened action, suit or proceeding shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter confer in good faith regarding the best response.

7.8                               Trademarks.  All Licensed Products shall be sold under one or more trademarks and trade names selected and owned by Millennium or its Affiliates or Sublicensees in the Territory (the “Product Trademarks”).  As between the Parties, Millennium shall control the preparation, prosecution and maintenance of applications related to all such trademarks and trade names in the Territory, at its sole cost and expense and at its sole discretion.  ImmunoGen shall notify Millennium promptly upon learning of any actual, alleged or threatened infringement of a trademark or trade name applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory.  As between the Parties, all of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademark owned by Millennium or its Sublicensee hereunder, and any damages or other recovery, shall be Millennium’s sole responsibility, and taken in its sole discretion.  ImmunoGen shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any trademark that is confusingly similar to,

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark and (b) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to any Product Trademark.  ImmunoGen shall not, and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto.

8.                                      TERM AND TERMINATION

8.1                               Term.  The term of this Agreement shall commence on the Effective Date and shall expire on a Licensed Product-by-Licensed Product and a country-by-country basis upon the expiration of the Royalty Term applicable to a Licensed Product in each such country, subject to earlier termination in accordance with Section 8.2 hereof (the “Term”).  Provided this Agreement has not been terminated prior thereto by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Millennium under Section 8.2(a) or 8.2(c) hereof, following the expiration of the Royalty Term applicable to a Licensed Product in a country in accordance with Section 5.4 hereof, Millennium and its Affiliates shall have a fully paid-up, irrevocable, freely transferable and sublicensable license under the relevant unpatented (or no longer patented) Licensed Technology, to Develop, make, have made, use, sell, offer for sale, import and otherwise Commercialize such Licensed Product in such country.

8.2                               Termination.  Subject to the other terms of this Agreement:

(a)                                 Voluntary Termination by Millennium.  Millennium shall have the right to terminate this Agreement at any time for any reason or no reason upon not less than [***] days’ prior written notice to ImmunoGen.

(b)                                  Termination for Breach.  Either Party may terminate this Agreement, effective upon written notice to the other Party, upon any material breach by the other Party of any material obligation or condition of this Agreement (a “Material Breach”) that remains uncured [***] days ([***] days if the breach is a failure by Millennium to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party describing such Material Breach in reasonable detail; provided, however, that if the

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

nature of the asserted breach (other than a breach for non-payment) is such that more than [***] days are reasonably required to cure, then the cure period shall be extended [***].  Anything contained in this Agreement to the contrary notwithstanding and subject to the proviso of this sentence, if the allegedly breaching Party (i) disputes either (A) whether a Material Breach has occurred or (B) whether the Material Beach has been timely cured, and (ii) provides written notice of that Dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions of Section 11.12 hereof, and the Party asserting the breach may not terminate this Agreement until it has been determined under Section 11.12 hereof that the allegedly breaching Party is in Material Breach of this Agreement, and such breaching Party further fails to cure such breach within [***] days (or such longer or shorter period as determined by the arbiter, if any, of such dispute resolution) after the conclusion of the dispute resolution procedure; provided, however, that if the nature of the asserted breach is susceptible to cure and more than [***] days are reasonably required to cure, then the cure period shall be extended [***].  Anything contained in this Agreement to the contrary notwithstanding, if the asserted Material Breach is cured or shown to be non-existent within the applicable cure period, the first notice of breach hereunder shall be deemed automatically withdrawn and of no effect.

(c)                                  Termination for Insolvency.  To the extent not prohibited by Applicable Laws, if either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers the appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  If either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

8.3                               Consequences of Termination.  Upon termination of this Agreement by either Party under Section 8.2 hereof, the following provisions shall apply:

(a)                                 Termination by ImmunoGen under Section 8.2(b), or 8.2(c) or by Millennium under Section 8.2(a).  If this Agreement is terminated by ImmunoGen under Section 8.2(b) or 8.2(c) hereof or by Millennium under Section 8.2(a) hereof, then without limiting any other rights of the Parties:

(i)                                     the license granted by ImmunoGen to Millennium and its Affiliates pursuant to Section 2.1(a) hereof shall immediately terminate; and

(ii)                                  each Party shall promptly return or destroy all Confidential Information and Proprietary Materials of the other Party, provided that each Party may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes and (D) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any other outstanding Exclusive Licenses.

Notwithstanding the foregoing, (1) unless ImmunoGen specifies in writing to the contrary, no such termination of this Agreement shall be construed as a termination of any valid sublicense to any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of ImmunoGen, provided that (x) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (y) all accrued payment obligations to ImmunoGen hereunder have been paid, and (z) such Sublicensee agrees no later than [***] Business Days after the effective date of such termination to assume all obligations of

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Millennium under this Agreement, and (2) Millennium and its Affiliates and Sublicensees shall have the right, for [***] consecutive months following the effective date of such termination, or such longer period (if any) to which the Parties mutually agree in writing (the “Wind-Down Period”), to sell or otherwise dispose of all Licensed Products then on hand, subject to the payment of royalties and the other terms of this Agreement.  After the Wind-Down Period, Millennium shall immediately cease, and shall cause its Affiliates and Sublicensees (subject to the preceding sentence) to cease, any and all Development, manufacture, use and Commercialization of Licensed Products in the Territory.

(b)                                 Termination by Millennium under Section 8.2(b) or 8.2(c).  If this Agreement is terminated by Millennium under Section 8.2(b) or 8.2(c) hereof, then without limiting any other rights of Millennium hereunder: (i) the license granted by ImmunoGen to Millennium pursuant to Section 2.1(a) hereof shall survive, subject to Millennium’s continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect to each Licensed Product, provided, however, that, in the event that this Agreement is terminated by Millennium under Section 8.2(b) hereof, Millennium shall [***] be obligated to pay to ImmunoGen [***] of each milestone and royalty payment otherwise due from and after the date of termination; and (ii) [***] shall promptly return or destroy all Confidential Information and Proprietary Materials of [***], provided that [***] may retain, subject to Section 6 hereof, (A) one (1) copy of the Confidential Information of [***] in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of [***] contained in its laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and maintained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes and (D) any Confidential Information of [***] to the extent reasonably required to exercise its rights and perform its obligations hereunder or under any

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

other Exclusive License.  Notwithstanding the foregoing and subject to Section 6 hereof, Millennium may retain and use ImmunoGen’s Confidential Information and Proprietary Materials for use in connection with the Development, manufacturing, use and Commercialization of Licensed Products and otherwise in connection with the exercise of its rights set forth in clause (i) of the preceding sentence and Section 6.1.  Moreover, upon Millennium’s written request following the effective date of such termination as described under this Section 8.3(b), ImmunoGen, to the extent that it has not already done so, will provide Millennium with the Technical Transfer Materials promptly following ImmunoGen’s receipt of such written request for the purpose of assisting Millennium to exercise its rights set forth in clause (i) of the second preceding sentence.  [***]

8.4                               Remedies.  The termination provisions of this Section 8 are in addition to any other relief and remedies available to either Party at law or equity.

8.5                               Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 1 (to the extent necessary to give effect to the other Sections listed in this Section 8.5), 2.3, 2.4, 3.4, 3.5(d)-(f), 3.5(g), 3.6, 4.1 (the second sentence only), 5.6, 5.7, 5.8, 6, 7 (to the extent applicable to Joint Technology or Joint ADC Platform Improvements), 7.1(a)-(c)(ii), 7.1(e), 7.2(f), 7.3, 7.5(d)(iii), 7.8 (the last two sentences only), 8.3, 8.4, 8.5, 9.1, 9.2, 9.3, 10 and 11 hereof, as well as any rights or obligations otherwise accrued hereunder (including any accrued undisputed payment obligations) shall survive the expiration or termination of the Term of this Agreement, as well as any other provisions that, by their intent or meaning under the circumstances, are intended to survive.  Without limiting the generality of the foregoing, Millennium shall remain liable for all undisputed payment obligations accruing hereunder prior to the effective date of termination.

9.                                      REPRESENTATIONS AND WARRANTIES

9.1                               ImmunoGen Representations.  ImmunoGen represents and warrants to Millennium that, as of the Effective Date:

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(a)                                 it is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ImmunoGen corporate action;

(c)                                  this Agreement is a legal and valid obligation binding upon ImmunoGen and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in any default under any agreement, instrument or understanding to which ImmunoGen is a party or by which it is bound.

Except as set forth in a written disclosure letter (the “Disclosure Letter”) delivered by ImmunoGen to Millennium prior to the Effective Date or, solely to the extent there are changes in any facts or circumstances or, where applicable, ImmunoGen’s Knowledge thereof, since the [***] Disclosure Letter delivered pursuant to the Multi-Target Agreement, within [***] Business Days after the Effective Date (which Disclosure Letter[***] shall be deemed to be Confidential Information of ImmunoGen), ImmunoGen represents and warrants to Millennium that, as of the Effective Date:

(d)                                 (i) ImmunoGen has received no notice in writing from a Third Party claiming that the use, [***] of the [***] Licensed Patent Rights or the Licensed Technology, [***] under Section 2.1 hereof, infringes [***] the issued Patent Rights [***] of any Third Party [***];

(e)                                  (i) there is no pending or, to ImmunoGen’s Knowledge, threatened, [***] litigation that alleges that the use [***] of the [***] Licensed Patent Rights or the Licensed Technology, [***] under Section 2.1(a) hereof, infringes or misappropriates any intellectual property rights of any Third Party [***];

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(f)                                   to ImmunoGen’s Knowledge, the [***] by Millennium pursuant to the license granted to Millennium under Section 2.1(a) hereof does not [***];

(g)                                  [Intentionally omitted]

(h)                                 to ImmunoGen’s Knowledge, none of the issued patents within the Licensed Patent Rights is invalid or unenforceable;

(i)                                     no dispute regarding [***] within the Licensed Patent Rights has been alleged or threatened [***];

(j)                                    except with respect to Patent Rights and Technology of Third Parties to which ImmunoGen has obtained rights pursuant to [***] licenses from such Third Parties [***], all Licensed Intellectual Property is [***];

(k)                                 there are no pending or, to ImmunoGen’s Knowledge, threatened, (i) [***] involving the Licensed Patent Rights or (ii) any [***] involving the Licensed Patent Rights that are in or before any [***];

(l)                                     the Disclosure Letter includes a complete and correct list of all Licensed Patent Rights that are owned or Controlled by ImmunoGen as of the Effective Date;

(m)                             since [***], neither ImmunoGen nor any of its Affiliates has [***] with respect to, or [***] any [***] or [***] that would be [***] as of the Effective Date [***];

(n)                                 neither ImmunoGen nor any of its Affiliates has [***] any Licensed Intellectual Property that is [***];

(o)                                 (i) the Disclosure Letter sets forth a true and complete list of all ImmunoGen In-Licenses [***]; (ii) subject to any confidentiality and non-disclosure obligations of ImmunoGen to any Third Party preventing disclosure of such ImmunoGen In-Licenses, [***] ImmunoGen has, prior to the Effective Date or within [***] Business Days thereafter, provided Millennium with access to true and complete copies of each ImmunoGen In-License in effect as of the Effective Date; (iii) as of the Effective Date, (A) the licenses to ImmunoGen in the ImmunoGen In-Licenses [***], (B) to ImmunoGen’s Knowledge, there are [***], (C) ImmunoGen is [***]; (D) ImmunoGen has [***]; and (E) to ImmunoGen’s Knowledge, [***];

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(p)                                 the rights granted to Millennium pursuant to Section 2.1 hereof to the Licensed Intellectual Property controlled by ImmunoGen and its Affiliates and the subject of any ImmunoGen In-License are [***] with respect to the Licensed Intellectual Property [***] ImmunoGen or its Affiliates;

(q)                                 there are no [***] or [***] in any [***] that would limit [***]; provided that except as set forth above, ImmunoGen makes no representation or warranty as to [***]; and

(r)                                    neither ImmunoGen nor any of its Affiliates [***].

For purposes of this Section 9.1, “Knowledge” means the actual knowledge (without having conducted, or having any duty to conduct, any specific inquiry) of the following ImmunoGen employees: (i) any “executive officer” (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended); [***].

9.2                               Millennium Representations.  Millennium represents and warrants to ImmunoGen that, as of the Effective Date:

(a)                                 it is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Millennium corporate action; and

(c)                                  this Agreement is a legal and valid obligation binding upon Millennium and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with or result in a default under any agreement, instrument or understanding to which Millennium is a party or by which it is bound.

9.3                               Warranty Disclaimers.

(a)                                 Except as expressly set forth in Section 9.1 hereof, nothing in this Agreement is or shall be construed as a warranty or representation by ImmunoGen (i) as to the validity or scope of any of the Licensed Patent Rights or (ii) that anything made, used, sold or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(b)                                 Nothing in this Agreement is or shall be construed as a warranty or representation by Millennium (i) as to the validity or scope of any Patent Rights claiming Joint ADC Platform Improvements or the Millennium ADC Platform Improvements or (ii) that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties.

(c)                                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

9.4                               Additional Covenants of ImmunoGen.  Neither ImmunoGen nor any of its Affiliates will (a) [***] in connection with its development of the Licensed Intellectual Property, (b) [***].  ImmunoGen agrees to inform Millennium in writing promptly if [***].

10.                               INDEMNIFICATION; LIABILITY

10.1                        Indemnification.

(a)                                 Millennium Indemnity.  Millennium shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), from and against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the ImmunoGen Indemnitees, or any of them, as a direct result of any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (collectively, “Third Party Claims”), arising out of (i) any breach of

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

this Agreement by Millennium; (ii) the Development or Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use [***] of any Licensed Product by Millennium or any of its Affiliates, Sublicensees, distributors or subcontractors [***]; or (iii) the negligence, recklessness or willful misconduct of Millennium or any of its Affiliates, Sublicensees, subcontractors or distributors; except in each case to the extent any such Third Party Claim or Losses result from or arise out of a breach of this Agreement by ImmunoGen, or the negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates, (sub)licensees, distributors or subcontractors; provided that with respect to any such Third Party Claim for which ImmunoGen also has an obligation to any Millennium Indemnitee pursuant to Section 10.1(b) hereof, Millennium shall indemnify each ImmunoGen Indemnitee for its Losses to the extent of Millennium’s responsibility, relative to ImmunoGen (or to Persons for whom ImmunoGen is legally responsible), for the facts underlying the Third Party Claim.

(b)                                  ImmunoGen Indemnity.  ImmunoGen shall indemnify, defend and hold harmless Millennium, its Affiliates, their respective directors, officers, employees, consultants and agents, and their respective successors, heirs and assigns (the “Millennium Indemnitees”), from and against all Losses incurred by or imposed upon the Millennium Indemnitees, or any of them, as a direct result of any Third Party Claims arising out of (i) any breach of this Agreement by ImmunoGen; or (ii) the negligence, recklessness or willful misconduct of ImmunoGen or any of its Affiliates, (sub)licensees or subcontractors; except in each case to the extent any such Third Party Claim or Losses result from or arise out of a breach of this Agreement by Millennium, or the negligence, recklessness or willful misconduct of Millennium or any of its Affiliates, Sublicensees, distributors or subcontractors; provided that with respect to any such Third Party Claim for which Millennium also has an obligation to any ImmunoGen Indemnitee pursuant to Section 10.1(a) hereof, ImmunoGen shall indemnify each Millennium Indemnitee for its Losses to the extent of ImmunoGen’s responsibility, relative to Millennium (or to Persons for whom Millennium is legally responsible), for the facts underlying the Third Party Claim.  ImmunoGen shall indemnify, defend and hold harmless the Millennium Indemnitees from and against all Losses incurred or imposed upon the Millennium Indemnitees, or any of them, as a result of any Third Party Claims arising out of the [***].

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.2                        Procedure.  A Person seeking indemnification under Section 10.1 hereof (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnified Party, unless (a) representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between such Indemnified Party and any other Party represented by such counsel in such proceedings, or (b) the Indemnifying Party has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such reasonable fees and expenses shall be paid by the Indemnifying Party.  The Indemnified Party, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation and defense of such Third Party Claim.  Neither the Indemnifying Party nor the Indemnified Party shall settle or otherwise resolve such Third Party Claim without the other’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party, and which includes as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such Third Party Claim.

10.3                        Insurance.

(a)                                 Any indemnification payment hereunder shall be made net of any insurance proceeds which the Indemnified Party is entitled to recover from its own insurer; provided, however, that if, following the payment to the Indemnified Party of any amount under this Section 10, such Indemnified Party becomes entitled to recover any insurance proceeds in

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

(b)                                  During the Term and thereafter for the period of time required below, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of [***] per occurrence and [***] annual aggregate combined single limit for [***][***] liability and any other insurance required by Applicable Law.  All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, each Party shall maintain such insurance coverage without interruption during the Term and for a period of at least [***] years thereafter. Each Party shall use commercially reasonable efforts provide the other Party at least [***] days’ prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.  Each such insurance policy shall contain a waiver of subrogation by the insurer, or self-insurer as applicable, against Millennium or ImmunoGen, as the case may be.

10.4                        Limited Liability.  [***] NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS) OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF EITHER PARTY IS INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.  For purposes of clarity, a Party’s monetary liability under a Third Party claim for such Third Party’s special, incidental, indirect or consequential damages, or for any exemplary or punitive damages payable to such Third Party in connection with such Third Party claim, shall be deemed to be the direct damages of such Party for purposes of this Section 10.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.                               MISCELLANEOUS

11.1                        Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ImmunoGen:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Vice President, Business Development
Email: [***]

with a copy to:	ImmunoGen, Inc.
830 Winter Street
Waltham, MA 02451
Attn: Alliance Management
Email: [***]

If to Millennium:	Millennium Pharmaceuticals, Inc.
40 Landsdowne Street
Cambridge, MA 02139
Attn: Vice President, Business Development
Email: [***]

with a copy to:	Millennium Pharmaceuticals, Inc.
40 Landsdowne Street
Cambridge, MA 02139
Attn: Chief Counsel
Email: [***]

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) one (1) Business Day after deposit with a nationally recognized overnight express courier with charges prepaid, or (b) five (5) Business Days after mailed by certified mail, return receipt requested, postage prepaid, in each case addressed to the receiving Party at its address stated above or to such other

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law principle that would dictate the application of the substantive law of another jurisdiction.

11.3                        Entire Agreement.  This Agreement and each Ancillary Agreement, if any, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, understandings, negotiations or correspondence between the Parties, written or oral (including, without limitation, the Confidentiality Agreement), concerning the subject matter hereof.  For purposes of clarity, this Agreement and each Ancillary Agreement are separate agreements between the parties thereto, creating obligations thereunder that are independent of the obligations under any other agreement, and any violation or breach of any of such agreements shall not, in and of itself, be deemed to be a violation or breach of any other such agreement.

11.4                        Amendment and Waiver.  This Agreement may be amended, modified or changed only by a written instrument executed by the Party to be bound.  No term of this Agreement will be deemed to have been waived and no breach excused, unless such waiver or consent shall be in writing and signed by the Party claiming to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute consent to, or waiver of, or excuse for, any other different or subsequent breach.

11.5                        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Section 10 hereof, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.6                        Purpose and Scope.  The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein.  Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties.  Neither Party shall

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.  Except as expressly set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.7                        Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

11.8                        Assignment.  Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required in connection with any assignment to an Affiliate of the assigning Party, or to a Third Party in connection with a sale or transfer of the business to which this Agreement relates, or to any successor Person resulting from any merger or consolidation of such Party with or into such Person, provided that the assignee shall have agreed in writing to assume all of the assignor’s obligations hereunder, and provided, further, that the other Party shall be notified promptly after such assignment has been effected.  Any such assignment shall not relieve the assigning Party of any liabilities or obligations owed to the other Party hereunder, including, without limitation, in the case of Millennium, the payment of any amounts described in Section 5 hereof.  Any purported assignment of this Agreement in violation of this Section 11.8 shall be null and void.  Notwithstanding anything in this Agreement to the contrary, Millennium shall have the right to delegate any of its rights or obligations under this Agreement to any of its Affiliates.

11.9                        Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party, provided that financial inability in and of itself shall not be considered to be a force majeure event.  In event of such force majeure, the Party affected thereby shall use commercially reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.10                 Interpretation.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.  In addition, unless the context otherwise requires, wherever used in this Agreement: (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation” (irrespective of whether such words are used in the applicable instance); (v) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and (vi) all references to “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature.

11.11                 Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction, or declared under any law, rule or regulation of any government having jurisdiction over the Parties hereto, to be illegal, invalid or unenforceable, then such provision will, to the extent permitted by the court or government, not be voided, but will instead be construed to give effect to the intentions of the Parties to the maximum extent permissible under Applicable Laws, and the remainder of this Agreement will remain in full force and effect in accordance with its terms.

11.12                 Dispute Resolution.

(a)                                 The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term relating to the Development, manufacture, use or Commercialization of Licensed Products, either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any determination of the validity, scope, infringement, enforceability, inventorship or ownership of

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

the Parties’ respective Patent Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any such Dispute, the Parties shall, by written notice to the other Party, have such Dispute referred to their respective senior officers designated below, for attempted resolution by good faith negotiations commencing promptly after such notice is received.  Said designated senior officials of the Parties are as follows:

For Millennium:	Head of Oncology, Drug Discovery Unit; and

For ImmunoGen:	Chief Executive Officer.

(b)                                 If the designated senior officials are not able to resolve such Dispute within [***] days following delivery of the notice referring the Dispute to the Parties’ respective senior officers designated above, then such Dispute shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution (CPR) Rules for Administered Arbitration in accordance with the process set in Sections 11.12(b)(i)-(x).  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having competent jurisdiction thereof.  The Parties shall have the right to be represented by counsel in such a proceeding.

(i)                                     To begin an ADR proceeding, a Party shall provide written notice to the other Party of the issues to be resolved by ADR.  Within [***] days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

(ii)                                  Within [***] days following receipt of the original ADR notice, each Party shall designate one arbitrator, with a third arbitrator to be designated by the two (2) Party-designated arbitrators (such three arbitrators, collectively, the “Panel”), to preside in the resolution of any disputes in this ADR proceeding.  If the two (2) Party-appointed arbitrators are unable to agree on a third arbitrator within [***] days of their designation, either Party may request the President of the International Institute for Conflict Prevention and Resolution, 575 Lexington Avenue, 21st floor New York, New York 10022, to select a third arbitrator pursuant to the following procedures:

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(A)                               The CPR shall submit to the Parties a list of not less than [***] candidates within [***] days after receipt of the request, along with a Curriculum Vitae for each candidate.  No candidate shall be an employee, director, or shareholder of either Party or any of their subsidiaries or affiliates.

(B)                               Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(C)                               Each Party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within [***] days following receipt of the list of candidates.  If a Party believes a conflict of interest exists regarding any of the candidates, that Party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates.  Any Party failing to return a list of preferences on time shall be deemed to have no order of preference.

(D)                               If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately shall designate as the third arbitrator the candidate for whom the Parties collectively have indicated the greatest preference.  If a tie should result between two (2) candidates, the CPR may designate either candidate.  If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (1) immediately designate as the third arbitrator the candidate for whom the Parties collectively have indicated the greatest preference, or

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(2) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs (ii)(A) — (D) shall be repeated.

(iii)                               No earlier than [***] days or later than [***] days after selection, the Panel shall hold a hearing to resolve each of the issues identified by the Parties.  The ADR proceeding shall take place at a location agreed upon by the Parties.  If the Parties cannot agree, the Panel shall designate a location other than the principal place of business of either Party or any of their subsidiaries or Affiliates.

(iv)                              At least [***] days prior to the hearing, each Party shall submit the following to the other Party and the Panel:

(A)                               a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the Panel;

(B)                               a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(C)                               a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue.  The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(D)                               a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed [***] pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding. Except as expressly set forth in subparagraphs (iv)(A)-(D), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(v)                                 The hearing shall be conducted on [***] consecutive days and shall be governed by the following rules:

(A)                               Each Party shall be entitled to [***] hours of hearing time to present its case.  The Panel shall determine whether each Party has had the [***] hours to which it is entitled.

(B)                               Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument.  Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

(C)                               The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party.  The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR.  Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(D)                               Except when testifying, witnesses shall be excluded from the hearing until closing arguments

(E)                                Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances.  Affidavits prepared for purposes of the ADR hearing also shall not be admissible.  As to all other matters, the Panel shall have sole discretion regarding the admissibility of any evidence.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(vi)                              Within [***] days following completion of the hearing, each Party may submit to the other Party and the Panel a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed [***] pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

(vii)                           The Panel shall rule on each disputed issue in writing within [***] days following completion of the hearing.  Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues.  The Panel shall not issue any written opinion or otherwise explain the basis of the ruling.

(viii)                        The Panel shall be paid a reasonable fee plus expenses.  These fees and expenses, [***], the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(A)                               If the Panel rules in favor of one party on all disputed issues in the ADR, the losing Party shall pay [***] of such fees and expenses.

(B)                               If the Panel rules in favor of one Party on some issues and the other Party on other issues, the Panel shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties.  The Panel shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

(ix)                              The rulings of the Panel and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

(x)                                 Except as provided in Section 6.1 hereof or as required by Applicable Laws, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

deemed Confidential Information.  The Panel shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.13                 Patent Disputes.

(a)                                 Inventorship.  Any dispute, controversy or claim between the Parties that involves the inventorship of any inventions conceived or first reduced to practice in connection with the Development, manufacture, use or Commercialization of any Licensed Product that is not resolved by mutual agreement of the Parties’ respective chief patent counsels (or persons with similar responsibilities) within [***] days after the dispute is raised by one or both of the Parties shall be submitted to an Independent Patent Counsel for resolution.  Such Independent Patent Counsel’s determination of inventorship, absent manifest error, shall be final and binding on the Parties; provided, however, that any such determination with respect to any inventions described or claimed in a patent application shall not preclude either Party from disputing inventorship with respect to any different or additional inventions described or claimed in any patent issuing from such patent application, which disputes shall be resolved in accordance with this Section 11.13(a).  The Parties shall equally (50/50) share the Independent Patent Counsel fees and expenses related to his or her determination of inventorship.  The Parties acknowledge and agree that any instructions to the Independent Patent Counsel shall be submitted jointly by the Parties.

(b)                                 Other Patent Disputes.  Any dispute, controversy or claim between the Parties that involves the validity, scope, infringement, enforceability or ownership of the Parties’ respective Patent Rights (i) that are pending or issued in the United States shall be subject to actions before the United States Patent and Trademark Office or submitted exclusively to the federal court located in [***], and (ii) that are pending or issued in any other country (or region) shall be brought before an appropriate regulatory or administrative body or court in that country (or region), and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

(c)                                  No dispute, controversy or claim covered under this Section 11.13 shall be deemed to be a Challenge unless such dispute, controversy or claim involves the validity and enforceability of the Licensed Patent Rights.

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.14                 Equitable Relief.  Anything contained in this Agreement to the contrary notwithstanding, if a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedures set forth in Section 11.12 hereof, such Party may seek a temporary injunction or other equitable relief in a court of competent jurisdiction, without posting a bond, pending the resolution of the Dispute in accordance with Section 11.12 hereof.  Any such remedies will be in addition to all other remedies available by law or at equity to the injured Party.

11.15                 Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other such acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.16                 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

[Signature page follows]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	MILLENNIUM PHARMACEUTICALS,
INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A

LICENSED TARGET

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE B

MILLENNIUM [***] PATENTS

[***]

[***]

[***]

[***]

[***]

[***]

ImmunoGen/Millennium Confidential

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1